UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01829

Columbia Acorn Trust

(Exact name of registrant as specified in charter)

227 W. Monroe Street

Suite 3000

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Ryan C. Larrenaga

c/o Columbia Management

Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

Alan Berkshire

Columbia Acorn Trust

227 West Monroe Street, Suite 3000

Chicago, Illinois 60606

Mary C. Moynihan

Perkins Coie LLP

700 13th Street, NW

Suite 600

Washington, DC 20005

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 634-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
December 31, 2018
Columbia Acorn® Fund
Columbia Acorn International®
Columbia Acorn USA®
Columbia Acorn International SelectSM
Columbia Acorn SelectSM
Columbia Thermostat FundSM
Columbia Acorn Emerging Markets FundSM
Columbia Acorn European FundSM
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted to that website and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically for Fund shares held directly with the Fund by calling 800.345.6611 or by electing to enroll in eDelivery by logging into your account at columbiathreadneedleus.com/investor/ or, if your Fund shares are held through a financial intermediary, by contacting that intermediary directly.
You may elect to receive all future reports in paper free of charge. You can inform the Funds (if you hold Fund shares directly with the Funds) or your financial intermediary (if you hold Fund shares through a financial intermediary) that you wish to continue receiving paper copies of your shareholder reports in the same manner as described in the above paragraph. Your election to receive reports in paper will apply to all Columbia Funds, including the Columbia Acorn Funds, where held (i.e., if held directly with the Columbia Funds Complex, then your election will apply to all Columbia Funds held there, or, if your Fund shares are held through a financial intermediary, then your election will apply to all Funds held there).
Not FDIC Insured • No bank guarantee • May lose value

Columbia Acorn Family of Funds   |  Annual Report 2018

Fund at a glance
Columbia Acorn® Fund
Investment objective
Columbia Acorn® Fund (the Fund) seeks long-term capital appreciation.
Portfolio management
Matthew A. Litfin, CFA
Lead Portfolio Manager since 2016
Service with Fund since 2015
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended December 31, 2018)
		Inception	1 Year	5 Years	10 Years	Life
Class A	Excluding sales charges	10/16/00	-5.22	5.15	12.62	13.55
	Including sales charges		-10.68	3.92	11.96	13.41
Advisor Class		11/08/12	-5.00	5.38	12.90	13.90
Class C	Excluding sales charges	10/16/00	-5.86	4.39	11.79	12.69
	Including sales charges		-6.58	4.39	11.79	12.69
Institutional Class		06/10/70	-5.09	5.42	12.93	13.91
Institutional 2 Class		11/08/12	-5.00	5.45	12.95	13.91
Institutional 3 Class		11/08/12	-4.98	5.51	12.99	13.92
Russell 2500 Growth Index			-7.47	6.19	14.76	-
Performance numbers reflect all Fund expenses. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. The Fund’s other classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each class.
As stated in the May 1, 2018 prospectus, the Fund’s annual operating expense ratio is 0.86% for Institutional Class shares and 1.11% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results may reflect the effect of any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Columbia Acorn Family of Funds | Annual Report 2018	3

Fund at a glance  (continued)
Columbia Acorn® Fund
The Growth of a $10,000 Investment in Columbia Acorn® Fund Institutional Class Shares
December 31, 2008 through December 31, 2018
This chart shows the change in value of a hypothetical $10,000 investment in Institutional Class (formerly Class Z) shares of the Fund during the stated time period. Although the index is provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses.
Top ten holdings (%) (at December 31, 2018)
Old Dominion Freight Line, Inc. Inter-regional and multi-regional motor carrier	1.9
Pool Corp. Swimming pool supplies, equipment and leisure products	1.6
Toro Co. (The) Turf equipment	1.6
Jones Lang LaSalle, Inc. Real estate and investment management services	1.6
EPAM Systems, Inc. Provides software development, outsourcing services, e-business, enterprise relationship management and content management solutions	1.5
Texas Roadhouse, Inc. Moderately priced, full service restaurant chain	1.4
Masimo Corp. Medical signal processing and sensor technology for non-invasive monitoring of physiological parameters	1.4
Inter Parfums, Inc. Fragrances and related products	1.3
Chemed Corp. Hospice and palliative care services	1.3
Booz Allen Hamilton Holdings Corp. Technology consulting services to the U.S. government in the defense, intelligence, and civil markets	1.2
Percentages indicated are based upon total investments (excluding Money Market Funds, Derivatives and Securities Lending Collateral, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2018)
Common Stocks	98.5
Money Market Funds	1.1
Securities Lending Collateral	0.4
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	0.8
Consumer Discretionary	21.2
Consumer Staples	2.8
Energy	1.5
Financials	9.4
Health Care	20.1
Industrials	16.7
Information Technology	20.2
Materials	3.2
Real Estate	4.1
Total	100.0
Percentages indicated are based upon total equity investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Columbia Acorn Family of Funds | Annual Report 2018

Manager Discussion of Fund Performance
Columbia Acorn® Fund
Matthew A. Litfin, CFA
Lead Portfolio Manager
Columbia Acorn® Fund Institutional Class shares returned -5.09% for the 12-month period ended December 31, 2018, outperforming the -7.47% return of its benchmark, the Russell 2500 Growth Index.
After performing well in the first nine months of the year, the U.S. equity market fell sharply in the fourth quarter. Through the end of September, stocks were boosted by favorable trends in both economic growth and corporate earnings. In the fourth quarter, however, the combination of weaker-than-expected economic data, uncertainty surrounding U.S. trade policy, and continued interest-rate hikes by the U.S. Federal Reserve stoked increasing pessimism regarding the outlook for 2019. The resulting decline in investors’ risk appetites sparked a sell-off that erased all of the earlier gains and caused total returns to fall into negative territory for the full year. Growth stocks — which had led the market on the way up — were hit hard in the downturn, as were small- and mid-sized companies. The Russell 2500 Growth Index fell 20.08% in the fourth quarter as a result.
Although the Fund experienced a loss for 2018, our emphasis on intensive fundamental research and disciplined valuation techniques helped cushion some of the market’s downside. Consistent with our bottom-up approach, stock selection was the primary driver of the Fund’s outperformance in 2018. We generated the strongest results in the health care sector, particularly in the pharmaceuticals, biotechnology & life sciences industry group. Six of the top ten individual contributors to performance in the 12-month period were health care stocks. Bioverativ, Inc., an orphan-drug company specializing in hemophilia treatments, was the top contributor in both the sector and the Fund as a whole. The stock surged in the first calendar quarter after receiving an $11.5 billion bid from the French pharmaceutical giant Sanofi, which represented a 65% premium to its market value at the time. Amedisys, Inc., a leading provider of home health, hospice and personal care services, also helped performance. Home health continues to gain traction as a cost-effective and high-quality option for medical care. The company’s patient-volume growth accelerated, fueling an improvement in its profit margins. The Fund’s investment in Amedisys reflected our belief that the company is well positioned to benefit from an aging population and several other long-term trends in the health care industry. Alteryx, Inc. Masimo Corp., and Haemonetics Corp. were additional contributors of note.
The consumer discretionary sector was another area of strength for the Fund, highlighted by a position in Dorman Products, Inc., which was a top contributor to relative returns. The company, a leading supplier of automotive replacement parts and hardware to the auto and heavy-vehicle aftermarkets, reported strong earnings behind the robust growth for its customers in the auto-parts retail space. The company also experienced less of an impact from tariffs than was initially feared, and its new chief executive officer was well received. Our stock selection in the industrials, materials and consumer staples sectors further contributed to the Fund’s outperformance.
On the negative side, stock selection in the information technology sector hindered Fund performance. IPG Photonics Corp., a world leader in industrial fiber laser technology used in materials processing, was among the Fund’s chief detractors from relative returns. The firm has a wide competitive moat (sustainable competitive advantages that make it difficult for rivals to wear down a company’s market share) and a strong multi-year growth outlook, but the company’s short-term results were affected by the softer environment for spending on capital goods in China during the summer. GreenSky, Inc. and Cognex Corp. also weighed on the Fund’s return in technology, but we made up for some of the shortfall through a position in Veeva Systems Inc., a health care cloud-computing company that reported better-than-expected earnings. The Fund also lagged somewhat in the financial sector, largely as a result of positions in asset managers Eaton Vance Corp. and Lazard Ltd. Both stocks underperformed due to their exposure to weakness in the broader financial markets.
Concerns about a possible recession and growth moving into negative territory appeared to mount late in 2018, but we believe growth is more likely to slow to a more sustainable level than it is to move into negative territory. We view this as a positive development because a more moderate economic expansion could act as a tailwind for small- to mid-sized growth stocks. We believe it’s reasonable to

Columbia Acorn Family of Funds | Annual Report 2018	5

Manager Discussion of Fund Performance  (continued)
Columbia Acorn® Fund
anticipate slower earnings growth and continued market volatility in 2019, as trade policy between the United States and China — the world’s two largest economies — continue to be a source of uncertainty for the economy and markets. At the same time, we are also encouraged by the improvement in valuations that was brought about by the fourth-quarter sell-off. What’s more, we think that elevated volatility has the potential to create fertile conditions for individual stock selection. We believe our investment philosophy, which favors higher quality and structural growth (growth derived from structural shifts or changes in the economy) — as gauged by metrics such as return on invested capital, revenue and earnings growth and low levels of debt — is well suited for this environment.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Foreign investments subject the Fund to political, economic, market, social and other risks within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Acorn Family of Funds | Annual Report 2018

Fund at a glance
Columbia Acorn International®
Investment objective
Columbia Acorn International® (the Fund) seeks long-term capital appreciation.
Portfolio management
Louis J. Mendes, CFA
Co-Portfolio Manager since 2003
Service with Fund since 2001
Tae Han (Simon) Kim, CFA
Co-Portfolio Manager since 2017
Service with Fund since 2011
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended December 31, 2018)
		Inception	1 Year	5 Years	10 Years	Life
Class A	Excluding sales charges	10/16/00	-16.13	0.26	8.95	9.04
	Including sales charges		-20.96	-0.92	8.31	8.80
Advisor Class		11/08/12	-15.90	0.47	9.26	9.43
Class C	Excluding sales charges	10/16/00	-16.76	-0.49	8.13	8.23
	Including sales charges		-17.38	-0.49	8.13	8.23
Institutional Class		09/23/92	-15.93	0.52	9.28	9.44
Institutional 2 Class		08/02/11	-15.85	0.57	9.31	9.44
Institutional 3 Class		11/08/12	-15.82	0.62	9.35	9.46
Class R		08/02/11	-16.32	-0.06	8.62	8.76
MSCI ACWI ex USA SMID Cap Index (Net)			-17.06	1.75	8.84	-
MSCI ACWI ex USA SMID Cap Growth Index (Net)			-17.28	2.09	8.72	-
Performance numbers reflect all Fund expenses. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. The Fund’s other classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each class.
As stated in the May 1, 2018 prospectus, the Fund’s annual operating expense ratio is 0.99% for Institutional Class shares and 1.24% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results may reflect the effect of any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI ACWI ex USA SMID Cap Index (Net) captures a mid- and small-cap representation across 22 of 23 developed market countries (excluding the U.S.) and 24 emerging market countries. The index covers approximately 28% of the free float-adjusted market capitalization in each country.
The MSCI ACWI ex USA SMID Cap Growth Index (Net) captures mid-and small cap representation across 22 developed markets countries and 24 emerging markets countries.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Columbia Acorn Family of Funds | Annual Report 2018	7

Fund at a glance  (continued)
Columbia Acorn International®
The Growth of a $10,000 Investment in Columbia Acorn International® Institutional Class Shares
December 31, 2008 through December 31, 2018
This chart shows the change in value of a hypothetical $10,000 investment in Institutional Class (formerly Class Z) shares of the Fund during the stated time period. Although the indexes are provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses.
Top ten holdings (%) (at December 31, 2018)
SimCorp AS (Denmark) Global provider of highly specialised software for the investment management industry	2.3
CCL Industries, Inc. (Canada) Manufacturing services and specialty packaging products for the non-durable consumer products market	2.3
Brembo SpA (Italy) Braking systems and components	2.2
Rentokil Initial PLC (United Kingdom) Fully integrated facilities management and essential support services	2.1
Unibet Group PLC (Malta) Online gambling services	2.1
Hexagon AB, Class B (Sweden) Design, measurement and visualisation technologies	2.1
Grupo Aeroportuario del Sureste SAB de CV, ADR (Mexico) Operates airports in Mexico	1.9
Hikari Tsushin, Inc. (Japan) Distribution network, telecommunication, office automation equipment, in-house products and individual insurance plans	1.8
Rational AG (Germany) Food preparation appliances/processors and kitchen accessories	1.8
Trelleborg AB, Class B (Sweden) Manufactures and distributes industrial products	1.7
Percentages indicated are based upon total investments (excluding Money Market Funds, Derivatives and Securities Lending Collateral, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

8	Columbia Acorn Family of Funds | Annual Report 2018

Fund at a glance  (continued)
Columbia Acorn International®
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	5.9
Consumer Discretionary	14.8
Consumer Staples	7.4
Energy	1.0
Financials	9.9
Health Care	5.2
Industrials	25.2
Information Technology	16.7
Materials	10.5
Real Estate	3.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at December 31, 2018)
Australia	3.1
Belgium	0.3
Brazil	2.1
Cambodia	1.1
Canada	6.4
China	2.1
Denmark	3.6
France	0.5
Germany	8.2
Hong Kong	1.1
India	2.4
Indonesia	0.5
Ireland	1.0
Italy	3.9
Japan	20.7
Malta	2.1
Mexico	1.9
Netherlands	1.5
Norway	0.4
Philippines	0.5
Poland	0.4
Russian Federation	0.9
Singapore	1.3
South Africa	1.4
South Korea	4.0
Spain	1.3
Sweden	4.4
Switzerland	2.5
Taiwan	3.0
Thailand	0.4
United Kingdom	14.5
United States(a)	2.5
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Columbia Acorn Family of Funds | Annual Report 2018	9

Manager Discussion of Fund Performance
Columbia Acorn International®
Louis J. Mendes, CFA
Co-Portfolio Manager
Tae Han (Simon) Kim, CFA
Co-Portfolio Manager
Columbia Acorn International® Institutional Class shares returned -15.93% for the 12-month period ended December 31, 2018, outperforming the Fund’s primary benchmark, the MSCI ACWI ex USA SMID Cap Index (Net), which returned -17.06% for the same time period. The Fund’s secondary benchmark, the MSCI ACWI ex USA SMID Cap Growth Index (Net) returned -17.28% for the same 12-month period.
Small- and mid-cap international stocks faced meaningful challenges in 2018, leading to poor absolute returns and underperformance relative to both the U.S. market and large-cap global equities. The divergences in economic and market performance were a departure from the synchronized global growth that helped support equities in 2017. After rising in January of 2018, the global manufacturing Purchasing Managers Index — a proxy for gross domestic product growth — declined in each month thereafter. This represented the most successive monthly declines since 2008. The slowdown in growth was accompanied by tighter monetary policy from the U.S. Federal Reserve and other major central banks, which further weighed on sentiment. The markets also had to contend with negative headlines regarding issues such as U.S. trade policy, the ongoing Brexit negotiations, Italy’s rising government debt, and economic instability in Turkey and Argentina. Taken together, these developments led to a sharp drop for stocks in general, and for smaller companies in particular. The weakness in foreign currencies relative to the U.S. dollar was an additional factor weighing on the performance of international equities for U.S.-based investors.
Consistent with the broader market environment, the Fund posted a sizable loss for 2018. Nevertheless, we were able to cushion some of the impact of falling stock prices through favorable security selection. Our stock selections outperformed the corresponding benchmark components in the information technology, materials and financials sectors. However, we gave back some ground from weaker stock selection in the consumer discretionary and health care sectors.
Among individual stocks, FamilyMart UNY Holdings Co. Ltd., Japan’s second largest convenience store operator, was the leading contributor to Fund performance. The company benefited from its exposure to Japan’s improving domestic economy and its announcement of plans to restructure its business, helping the stock post a robust gain for the year. Holdings in several other Japanese companies appeared among the Fund’s top contributors for 2018, including Nissan Chemical Corporation (Japanese chemical manufacturer), MonotaRO Co., Ltd. (Japanese e-Commerce company of industrial supply products), and CyberAgent, Inc. (Japanese internet media services company). Wirecard AG, a German company that provides outsourcing solutions for electronic payment transactions, was the top performer in the information technology sector. The company’s end markets continued to grow in conjunction with the expansion of e-commerce. In addition, we believe Wirecard demonstrated strong organic growth and an encouraging sales pipeline.
Kindred Group PLC was the largest detractor in both the consumer discretionary sector and the Fund as a whole. The Sweden-based company, which operates a number of online gambling brands across Europe, saw its shares decline due to rising competition and higher-than-expected marketing costs. Brembo SpA (Italian auto-parts supplier) and PT Matahari Department Store Tbk (Indonesia) were additional detractors in the consumer discretionary sector. A Japanese technology company, Disco Corp., was another detractor of note. After having performed very well in recent years, the stock lost ground in response to the broader semiconductor industry in the second half of 2018. Stock selection in Latin America was an additional detractor, largely as a result of an investment in the Brazilian healthcare benefits administrator Qualicorp Consultoria e Corretora de Seguros SA.
Our investment approach focuses on adding value through security selection instead of making significant region or sector bets. Nevertheless, allocation can have an effect on performance. This proved to be the case in the past year, when an underweight in real estate and a lack of exposure to utilities hurt results. Both are defensive market segments that held up well amid the “flight to safety” sparked by the fourth-quarter market downturn, but the Fund was below-benchmark positions in each

10	Columbia Acorn Family of Funds | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Columbia Acorn International®
due to its growth orientation. The Fund’s overweight in information technology was a further performance detractor. In combination, these aspects of the Fund’s positioning reduced some of the benefit from selection.
Our investment process, while cognizant of macroeconomic trends, uses a bottom-up methodology that relies on intensive fundamental research and disciplined valuation techniques. Overall, we believe international markets provide an abundance of fast-growing small- and mid-sized companies whose positive attributes have not yet been reflected in their valuations.
We continued to see a number of important risks at the close of the period, including headlines related to Brexit and U.S.-China trade talks, as well as high corporate debt levels and slowing global growth. Despite these potential headwinds, bank oversight has been enhanced, and a majority of countries have stronger current account balances, higher foreign exchange reserves and lower external debt balances. we believe that relatively higher volatility can create attractive opportunities for individual stock selection. We believe our investment philosophy, which favors higher quality and structural growth (growth derived from structural shifts or changes in the economy) — as measured by metrics such as return on invested capital, revenue and earnings growth and superior debt ratios — can be particularly advantageous in this environment.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Acorn Family of Funds | Annual Report 2018	11

Fund at a glance
Columbia Acorn USA®
Investment objective
Columbia Acorn USA® (the Fund) seeks long-term capital appreciation.
Portfolio management
Matthew A. Litfin, CFA
Lead Portfolio Manager since 2016
Service with Fund since 2015
Richard Watson, CFA
Co-Portfolio Manager since 2017
Service with Fund since 2006
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended December 31, 2018)
		Inception	1 Year	5 Years	10 Years	Life
Class A	Excluding sales charges	10/16/00	-2.15	5.97	13.17	9.75
	Including sales charges		-7.77	4.72	12.50	9.46
Advisor Class		11/08/12	-1.91	6.22	13.47	10.10
Class C	Excluding sales charges	10/16/00	-2.92	5.22	12.35	8.95
	Including sales charges		-3.61	5.22	12.35	8.95
Institutional Class		09/04/96	-1.98	6.22	13.46	10.10
Institutional 2 Class		11/08/12	-1.89	6.32	13.52	10.12
Institutional 3 Class		11/08/12	-1.86	6.37	13.56	10.14
Russell 2000 Growth Index			-9.31	5.13	13.52	-
Performance numbers reflect all Fund expenses. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. The Fund’s other classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each class.
As stated in the May 1, 2018 prospectus, the Fund’s annual operating expense ratio is 1.17% for Institutional Class shares and 1.42% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results may reflect the effect of any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
12	Columbia Acorn Family of Funds | Annual Report 2018

Fund at a glance  (continued)
Columbia Acorn USA®
The Growth of a $10,000 Investment in Columbia Acorn USA® Institutional Class Shares
December 31, 2008 through December 31, 2018
This chart shows the change in value of a hypothetical $10,000 investment in Institutional Class (formerly Class Z) shares of the Fund during the stated time period. Although the index is provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses.
Top ten holdings (%) (at December 31, 2018)
Unifirst Corp. Workplace uniforms and protective clothing	1.9
CyberArk Software Ltd. IT security solutions	1.8
Houlihan Lokey, Inc. Investment bank	1.7
Inter Parfums, Inc. Fragrances and related products	1.7
Chemed Corp. Hospice and palliative care services	1.7
Cedar Fair LP Owns and operates amusement parks	1.6
Dave & Buster’s Entertainment, Inc. Venues that combine dining and entertainment for adults and families	1.6
Central Garden & Pet Co. Lawn, garden & pet supply products	1.5
Dorman Products, Inc. Automotive products and home hardware	1.5
Alteryx, Inc., Class A Data storage, retrieval, management, reporting, and analytics solutions	1.5
Percentages indicated are based upon total investments (excluding Money Market Funds, Derivatives and Securities Lending Collateral, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2018)
Common Stocks	94.7
Limited Partnerships	1.5
Money Market Funds	2.3
Securities Lending Collateral	1.5
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	0.8
Consumer Discretionary	19.7
Consumer Staples	6.3
Energy	1.1
Financials	13.3
Health Care	20.1
Industrials	11.2
Information Technology	21.0
Materials	2.6
Real Estate	3.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Acorn Family of Funds | Annual Report 2018	13

Manager Discussion of Fund Performance
Columbia Acorn USA®
Matthew A. Litfin, CFA
Lead Portfolio Manager
Richard Watson, CFA
Co-Portfolio Manager
Columbia Acorn USA® Institutional Class shares returned -1.98% for the 12-month period ended December 31, 2018. In a very difficult year for stocks, the Fund held up better than its benchmark, the Russell 2000 Growth Index, which returned -9.31% for the year. Stock selection generally accounted for the Fund’s relative performance advantage over the benchmark in this down year, with especially good results from health care and information technology holdings.
Investors kicked off 2018 with soaring optimism, buoyed by positive global economic conditions, fiscal stimulus in the form of broad corporate tax cuts and moves to reduce regulation in a number of industries. The pace of economic growth in the United States averaged more than 3.0% as the labor markets added an average of 220,000 jobs per month, wages increased on the order of 3.0% and manufacturing activity remained solid. Unemployment rose modestly in December 2018, but even that figure was positive for the economy, as it reflected an increase in the number of Americans seeking employment.
In contrast to the acceleration in the U.S. economy, the global economy lost momentum and showed mixed performance among regions during the year. In December 2018, global manufacturing slowed to the lowest level in eleven months impacted by escalating threats of a trade war between the United States and its largest trading partners as well as a maturing economic cycle. The U.S. Dollar Index (a widely-used benchmark for the international value of the U.S. dollar) gained 4.9% in the second quarter, also weighing on overseas markets. While the global economy remained on solid footing, the divergences in economic and market performance were a departure from the synchronized global growth that helped support equities in 2017.
In December 2018, the U.S. Federal Reserve (Fed) rattled investors when it raised the target on its key short-term interest rate, the federal funds rate, to a range from 2.25% to 2.50%. It was the fourth increase for the year and the ninth increase since the Fed began raising rates from close to 0.00% three years ago. As uncertainties rose, investors backed away from riskier assets. Technology stocks, which had been global market leaders, stumbled in the third quarter and triggered a broader market sell-off of stocks and high-yield bonds in the fourth quarter. By year end, both U.S. and overseas equities had given back earlier gains and ended in negative territory.
Also late in 2018, the Fed announced that it anticipated two instead of three 2019 rate increases, and would continue to monitor global economic and financial developments and to assess their implications for the economic outlook.
The Fund’s relative performance advantage over its benchmark in this down year was generally the result of stock selection. Alteryx, Inc., Amedisys and Reata Pharaceuticals, Inc. were the top contributors to Fund results. Investors responded favorably to computer software company Alteryx, Inc. after a slew of earnings and revenue announcements that exceeded expectations. Amedisys, a major provider of home health care and hospice services, enjoyed substantial earnings growth in 2018. Shares of Reata Pharmaceuticals, Inc., which focuses on oral antioxidative and anti-inflammatory drugs, rose in value after the company reported encouraging mid-stage trial results for a drug for rare forms of chronic kidney disease.
Stock selection in the consumer discretionary sector partially offset some of these good results. Within the consumer discretionary sector Cooper Standard Holdings, Inc. and LCI Industries were top detractors. Cooper Standard Holdings, Inc., a global supplier of systems and components to the auto industry, slumped after the company fell short of third quarter earnings estimates. Slowing revenue growth, declining margins and falling RV shipments weighed on LCI Industries, which supplies engineered components to manufacturers in the recreational and industrial products market. OptiNose, Inc., a specialty pharmaceutical company focused on creating and bringing to market innovative products for patients with diseases treated by ear, nose, throat and allergy physicians, was another

14	Columbia Acorn Family of Funds | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Columbia Acorn USA®
major detractor. OptiNose, Inc. shares dropped sharply despite reasonably good news on revenues. Metrics showed a downtrend in market penetration by the company’s Xhance nasal spray, and the company lowered earnings guidance for the year.
We noted the significant divergences between the global and U.S. economies and equity markets. Historically, the United States has been able to maintain business cycles that occur independent of the rest of the world. However, there is also precedent for international events triggering U.S. stock market reactions. Thus, weakness abroad can create vulnerabilities for domestic equities. A weaker U.S. dollar could help stabilize key markets.
We believe that the stock market’s recent record of relatively high volatility and number of economic and market divergences have the potential to create good opportunities for stock pickers. As a result, we are confident that our investment philosophy, which favors higher quality and structural growth (growth derived from structural shifts or changes in the economy), as measured across metrics such as return on invested capital, revenue and earnings growth, and superior debt ratios, has the potential to be particularly advantageous in the environment that prevailed at the end of the year.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Acorn Family of Funds | Annual Report 2018	15

Fund at a glance
Columbia Acorn International SelectSM
Investment objective
Columbia Acorn International SelectSM (the Fund) seeks long-term capital appreciation.
Portfolio management
Stephen Kusmierczak, CFA
Portfolio Manager or Co-Portfolio Manager since 2016
Service with Fund since 2001
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended December 31, 2018)
		Inception	1 Year	5 Years	10 Years	Life
Class A	Excluding sales charges	10/16/00	-12.46	1.86	8.15	7.58
	Including sales charges		-17.49	0.66	7.51	7.27
Advisor Class		11/08/12	-12.26	2.12	8.47	7.92
Class C	Excluding sales charges	10/16/00	-13.11	1.09	7.32	6.77
	Including sales charges		-13.91	1.09	7.32	6.77
Institutional Class		11/23/98	-12.28	2.13	8.49	7.92
Institutional 2 Class		11/08/12	-12.16	2.20	8.52	7.94
Institutional 3 Class		11/08/12	-12.14	2.25	8.55	7.96
MSCI ACWI ex USA Index (Net)			-14.20	0.68	6.57	-
MSCI ACWI ex USA Growth Index (Net)			-14.43	1.69	7.15	-
Performance numbers reflect all Fund expenses. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. The Fund’s other classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each class.
As stated in the May 1, 2018 prospectus, the Fund’s annual operating expense ratio is 1.15% for Institutional Class shares and 1.40% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results may reflect the effect of any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI ACWI ex USA Index (Net) captures a large- and mid-cap representation across 22 of 23 developed market countries (excluding the U.S.) and 24 emerging market countries. The index covers approximately 85% of the global equity opportunity set outside the United States.
The MSCI ACWI ex USA Growth Index (Net) captures large-and mid-cap representation across 22 developed markets countries and 24 emerging markets countries.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
16	Columbia Acorn Family of Funds | Annual Report 2018

Fund at a glance  (continued)
Columbia Acorn International SelectSM
The Growth of a $10,000 Investment in Columbia Acorn International SelectSM Institutional Class Shares
December 31, 2008 through December 31, 2018
This chart shows the change in value of a hypothetical $10,000 investment in Institutional Class (formerly Class Z) shares of the Fund during the stated time period. Although the indexes are provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses.
Top ten holdings (%) (at December 31, 2018)
Recruit Holdings Co., Ltd. (Japan) Information providing services in human resource, housing, bridal, travel, restaurants, beauty, automobiles, and education and more	4.5
Koninklijke Philips NV (Netherlands) Health technology focused on improving people’s health	4.4
Hexagon AB, Class B (Sweden) Design, measurement and visualisation technologies	4.3
CCL Industries, Inc. (Canada) Manufacturing services and specialty packaging products for the non-durable consumer products market	3.9
Novozymes AS, Class B (Denmark) Enzymes for industrial use	3.9
MTU Aero Engines AG (Germany) Develops and manufactures engines and offers commercial engine services and support	3.7
Korea Zinc Co. Ltd. (South Korea) Non-ferrous metal smelting	3.7
New Oriental Education & Technology Group, Inc., ADR (China) Educational services	3.5
Aeon Mall Co., Ltd. (Japan) Large-scale shopping malls	3.3
Nemetschek SE (Germany) Standard software for designing, constructing and managing buildings and real estate	3.3
Percentages indicated are based upon total investments (excluding Money Market Funds, Derivatives and Securities Lending Collateral, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Columbia Acorn Family of Funds | Annual Report 2018	17

Fund at a glance  (continued)
Columbia Acorn International SelectSM
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	9.3
Consumer Discretionary	10.0
Consumer Staples	2.2
Financials	10.3
Health Care	9.2
Industrials	24.6
Information Technology	15.4
Materials	13.4
Real Estate	5.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at December 31, 2018)
Australia	1.9
Canada	5.7
China	5.6
Denmark	3.7
France	2.1
Germany	11.9
India	5.0
Italy	4.5
Japan	16.6
Mexico	2.3
Netherlands	6.4
Singapore	2.2
South Africa	2.0
South Korea	5.5
Sweden	6.2
Switzerland	2.7
Taiwan	1.8
United Kingdom	10.7
United States(a)	3.2
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
18	Columbia Acorn Family of Funds | Annual Report 2018

Manager Discussion of Fund Performance
Columbia Acorn International SelectSM
Stephen Kusmierczak, CFA
Portfolio Manager
Columbia Acorn International SelectSM Institutional Class shares returned -12.28% for the 12-month period ended December 31, 2018, outperforming its primary benchmark, the MSCI ACWI ex USA Index (Net), which returned -14.20% for the same time period. The Fund’s secondary benchmark, the MSCI ACWI ex USA Growth Index (Net) returned -14.43% for the same 12-month period.
After beginning the year on a strong note, international equities moved steadily lower from February 2018 onward. The bulk of the loss for the year occurred in the fourth quarter, when markets across the world fell sharply due to fears about slowing economic growth, rising interest rates and increased geopolitical tensions. The downturn was broad based, with all regions finishing in the red and all sectors posting losses with the exception of utilities. The weakness in global currencies relative to the U.S. dollar was an additional factor weighing on returns for U.S. investors.
While the Fund posted a loss in 2018, as would be expected given the extent of the downturn in the broader world equity markets, we were able to cushion some of the losses through individual stock selection. The Fund’s investments in the financials sector declined much less than the sector as a whole in the primary benchmark, due in part to the Fund’s position in the Japanese company Sony Financial Holdings, Inc. Our stock selection process also worked well in the information technology sector, highlighted by an investment in Wirecard AG, a German provider of outsourcing solutions for electronic payment transactions. Wirecard AG benefited as its end markets continued to grow in conjunction with the expansion of e-commerce. In addition, we believed Wirecard AG demonstrated strong organic growth and an encouraging sales pipeline.
The health care sector was another area of relative strength for the Fund during 2018. Sartorius AG (Germany), a leading supplier of biomanufacturing equipment and lab products, was the largest contributor in the sector. The stock rallied due to better-than-expected results and the release of a well-received plan to generate growth through 2025. The French life sciences company Ipsen SA was an additional contributor in the health care sector.
On the other side of the ledger, the Fund lost some ground through the weaker showing of its investments in the consumer discretionary sector. New Oriental Education & Technology Group, Inc., China’s largest after-school tutoring service provider, was the leading detractor among consumer discretionary holdings. The stock was negatively affected by the prospect of new regulatory requirements regarding education services in China. Believing investor worries were exaggerated and that the company was well positioned to capitalize on long-term trends in education, we maintained the position. Brembo SpA, an Italian auto-parts supplier whose shares fell in response to the wider automotive industry on concerns about future demand, also weighed on the Fund’s performance in the sector. Outside of consumer discretionary, NetEase, Inc., a China-based online game and content developer, was the largest detractor. The company’s share price declined due to lackluster performance for its mobile gaming business and the broader weakness in China’s stock market.
The Fund’s sector allocations, which are a by-product of our bottom-up investment process, also had an adverse effect on performance. The Fund had an underweight position in the consumer staples sector and held no utilities stocks, both of which outperformed in the fourth quarter once investors gravitated to defensive companies with stable business models. While this hurt results in the short-term, the underweight is consistent with the Fund’s emphasis on faster growing companies.
At the close of 2018, we expected slowing global economic growth in the year ahead. Other risks to the fundamental outlook that we saw included rising corporate debt levels, the potential for lower profit margins, and the ongoing trade tensions between the United States and China. While there are significant incentives for the United States and China to normalize relations, trade policy continues to be a source of uncertainty for the global economy and financial markets. At the same time, valuations closed the year well below their highs of mid-2018. We saw this as an indication that quite a bit of bad

Columbia Acorn Family of Funds | Annual Report 2018	19

Manager Discussion of Fund Performance  (continued)
Columbia Acorn International SelectSM
news had already been reflected in prices. In addition, we were encouraged by the potential for the U.S. Federal Reserve to pause or slow the pace of its interest rate increases, which could lessen the headwind from U.S. dollar strength.
We believe the volatility of the past year serves as a reminder that both economic and market cycles are to be expected in long-term investing. Moreover, in our view, increased volatility and greater divergences in economic trends across regions and countries can create compelling opportunities for individual stock selection. With this as the backdrop, we believe international markets provide an abundance of fast-growing small- and mid-sized companies whose positive attributes have not yet been reflected in their valuations.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to political, economic, market, social and other risks within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific securities should not be construed as a recommendation or investment advice.
20	Columbia Acorn Family of Funds | Annual Report 2018

Fund at a glance
Columbia Acorn SelectSM
Investment objective
Columbia Acorn SelectSM (the Fund) seeks long-term capital appreciation.
Portfolio management
David L. Frank, CFA
Portfolio Manager since 2015
Service with Fund since 2002
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended December 31, 2018)
		Inception	1 Year	5 Years	10 Years	Life
Class A	Excluding sales charges	10/16/00	-12.71	4.54	12.68	8.96
	Including sales charges		-17.72	3.31	12.02	8.64
Advisor Class		11/08/12	-12.50	4.78	12.98	9.29
Class C	Excluding sales charges	10/16/00	-13.32	3.76	11.83	8.15
	Including sales charges		-13.94	3.76	11.83	8.15
Institutional Class		11/23/98	-12.45	4.82	13.00	9.30
Institutional 2 Class		11/08/12	-12.46	4.86	13.03	9.31
Institutional 3 Class		11/08/12	-12.31	4.93	13.08	9.33
Russell 2500 Growth Index			-7.47	6.19	14.76	-
Performance numbers reflect all Fund expenses. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. The Fund’s other classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each class.
As stated in the May 1, 2018 prospectus, the Fund’s annual operating expense ratio is 0.92% for Institutional Class shares and 1.17% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results may reflect the effect of any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Columbia Acorn Family of Funds | Annual Report 2018	21

Fund at a glance  (continued)
Columbia Acorn SelectSM
The Growth of a $10,000 Investment in Columbia Acorn SelectSM Institutional Class Shares
December 31, 2008 through December 31, 2018
This chart shows the change in value of a hypothetical $10,000 investment in Institutional Class (formerly Class Z) shares of the Fund during the stated time period. Although the index is provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses.
Top ten holdings (%) (at December 31, 2018)
Masimo Corp. Medical signal processing and sensor technology for non-invasive monitoring of physiological parameters	6.0
GoDaddy, Inc., Class A Cloud-based web platform for small businesses, web design professionals and individuals	5.4
ANSYS, Inc. Software solutions for design analysis and optimization	5.4
JB Hunt Transport Services, Inc. Logistics services	5.1
Encompass Health Corp. Inpatient rehabilitative healthcare services	4.7
VeriSign, Inc. Domain names and Internet security services	4.5
SVB Financial Group Holding company for Silicon Valley Bank	4.5
Vail Resorts, Inc. Operates resorts globally	4.5
LCI Industries Recreational vehicles and equipment	4.4
LKQ Corp. Automotive products and services	3.9
Percentages indicated are based upon total investments (excluding Money Market Funds, Derivatives and Securities Lending Collateral, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2018)
Common Stocks	95.8
Limited Partnerships	1.8
Money Market Funds	2.4
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2018)
Consumer Discretionary	18.3
Financials	14.2
Health Care	20.0
Industrials	10.8
Information Technology	22.0
Materials	7.4
Real Estate	7.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

22	Columbia Acorn Family of Funds | Annual Report 2018

Manager Discussion of Fund Performance
Columbia Acorn SelectSM
David L. Frank, CFA
Portfolio Manager
Columbia Acorn SelectSM Institutional Class shares returned -12.45% for the 12-month period ended December 31, 2018. The Fund underperformed its benchmark, the Russell 2500 Growth Index, which returned -7.47% for the same time period.
The sizable loss for the benchmark obscures the fact that the growth style performed quite well for much of 2018. Until the end of September, growth stocks were well supported by the combination of unusually strong economic conditions, better-than-expected corporate earnings, and robust investor sentiment. As a result, the year-to-date total return for the Russell 2500 Growth Index stood at 15.78% as of the last trading day of September.
These favorable conditions changed considerably in the final three months of the year, leading to a sharp sell-off in U.S. equities. During this time, the markets were pressured by the trade dispute between the United States and China, evidence of slowing growth across the globe, and uncertainty about the outlook for corporate profits in 2019. Small- and mid-cap stocks were hit particularly hard as investors’ appetite for risk seemed to evaporate. The fourth quarter downturn in stock prices erased all the prior gains and caused the benchmark to finish the year in the red.
Individual stock selection was the primary driver of the Fund’s shortfall in the 12-month period. Although we added significant value through the outperformance of Fund investments in the health care and information technology sectors, the benefit was outweighed by weaker selection in the industrials and consumer discretionary sectors.
The Fund’s positions in the heavy-vehicle manufacturer Oshkosh Corp. and the trucking and logistics company J.B. Hunt Transport Services, Inc. played the largest role in its underperformance in the industrials sector. Both companies were hurt by the broader worries about economic growth and its possible effect on their respective end markets. Positions in Middleby Corp., a manufacturer of commercial and residential cooking equipment, and SiteOne Landscape Supply, Inc. the largest wholesale distributor of landscaping supplies in the United States, also detracted from the Fund’s returns from industrials investments.
LCI Industries, a supplier of components to recreational vehicle manufacturers, was the largest detractor in both the consumer discretionary sector and the Fund as a whole. The stock sold off sharply on concerns that the company would be unable to pass along higher steel and aluminum prices to its customers. In addition, rising RV inventories raised fears of slowing demand among LCI Industries’ customers. LKQ Corp., which sells specialty repair parts and accessories to the automotive industry, was another key detractor in consumer discretionary. The company reported disappointing quarterly results in April due to rising freight and labor costs, and it faced challenges in ramping up a new, large distribution center.
On the positive side, a number of holdings in the health care sector contributed to Fund performance in 2018. Shares of Genomic Health, Inc. a leader in cancer diagnostics, rallied after a successful study expanded the market for its flagship breast cancer treatment. Masimo Corp., which developed finger sensors to measure patients’ blood oxygen concentration and other key vital signs, also contributed positively to performance. Shipments for its newer, more comprehensive patient monitors rose to a record level in the third quarter, as the company’s expanding suite of technology — which allows more efficient and better patient care — benefited from strongly increasing demand. Encompass Health, a leading provider of inpatient rehabilitation, home health care and hospice services, was an additional contributor of note which we attribute to its consistent execution, steady market share gains and the stabilizing environment for Medicare reimbursement.
GoDaddy, Inc. was the top contributor to performance in the information technology sector. GoDaddy, Inc. provides domain name registrations, which it leverages to sell digital marketing solutions to its large base of customers. The stock rallied after the company reported strong earnings results,

Columbia Acorn Family of Funds | Annual Report 2018	23

Manager Discussion of Fund Performance  (continued)
Columbia Acorn SelectSM
demonstrating its ability to maintain double-digit revenue growth with solid cash flow return on invested capital. We chose to capitalize on the strength of GoDaddy, Inc. by trimming the position. SPS Commerce, Inc. and VeriSign, Inc. were also key contributors in technology.
We expect that U.S. economic growth will likely moderate in 2019, but the extent of economic deceleration will depend primarily on the impact of the U.S. Federal Reserve’s recent interest rate increases and future policy. Still, we do not currently see signs of a recession on the near-term horizon. We view these conditions as broadly supportive, since a backdrop of slow, but positive, economic growth typically acts as a tailwind for small- to mid-sized growth stocks. We are also encouraged by the decline in valuations to more attractive levels following the fourth-quarter sell-off. However, we believe that the likelihood of slowing earnings growth may represent an obstacle for the markets, as could higher corporate debt levels, the ongoing trade tensions between the United States and China, and the potential for profit-margin compression. We welcome the disruptions that may result from these developments as we believe that increased volatility can provide fertile ground for individual stock selection.
While we always look for high-quality growth stocks, in 2018 we moved the Fund even further in favor of companies with strong balance sheets, and we remained strongly committed to our valuation discipline. We believe this approach, which favors companies with higher quality and structural growth (growth derived from structural shifts or changes in the economy) — as gauged by metrics such as return on invested capital, revenue and earnings growth, and low levels of debt — is well suited for a backdrop of higher interest rates and elevated market volatility.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Foreign investments subject the Fund to risks, including political, economic, market, social and other risks, within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific securities should not be construed as a recommendation or investment advice.
24	Columbia Acorn Family of Funds | Annual Report 2018

Fund at a glance
Columbia Thermostat FundSM
Investment objective
Columbia Thermostat FundSM (the Fund) seeks long-term capital appreciation.
Portfolio management
Anwiti Bahuguna, Ph.D.
Co-Portfolio Manager since 2018
Service with Fund since 2018
Joshua Kutin, CFA
Co-Portfolio Manager since 2018
Service with Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2018)
		Inception	1 Year	5 Years	10 Years	Life
Class A	Excluding sales charges	03/03/03	-0.13	2.95	8.76	6.38
	Including sales charges		-5.86	1.74	8.12	5.99
Advisor Class		11/08/12	0.12	3.22	9.03	6.64
Class C	Excluding sales charges	03/03/03	-0.88	2.19	7.95	5.59
	Including sales charges		-1.83	2.19	7.95	5.59
Institutional Class		09/25/02	0.12	3.22	9.04	6.65
Institutional 2 Class		11/08/12	0.16	3.25	9.05	6.66
Institutional 3 Class		11/08/12	0.21	3.29	9.08	6.68
Blended Benchmark			-1.90	5.65	8.46	-
S&P 500® Index			-4.38	8.49	13.12	-
Bloomberg Barclays U.S. Aggregate Bond Index			0.01	2.52	3.48	-
Performance numbers reflect all Fund expenses. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. The Fund’s other classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each class
As stated in the May 1, 2018 prospectus, the Fund’s annual operating expense ratio is 0.60% for Institutional Class shares and 0.85% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results may reflect the effect of any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to May 1, 2018 reflects returns achieved following a principal investment strategy pursuant to which day-to-day investment decisions for the Fund were made according to only one potential form of predetermined asset allocation table. Effective May 1, 2018, the Fund follows a principal investment strategy that calls for the Investment Manager, on at least an annual basis, to determine whether the Fund’s assets should be allocated according to one of two different forms of allocation table based on the Investment Manager’s assessment of the equity market. The form of the Fund’s allocation table in its current prospectus was in place throughout 2018 and has been in place since the Fund’s inception in 2002. The Fund’s performance prior to May 2018 reflects the current form of allocation table.
The Blended Benchmark, established by the Fund’s investment manager, is an equally weighted custom composite of Columbia Thermostat Fund’s primary equity and primary debt benchmarks, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index, respectively. The percentage of the Fund’s assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund’s portfolio will not always reflect the composition of the Blended Benchmark.
The Standard & Poor’s (S&P) 500® Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.
The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.
Columbia Acorn Family of Funds | Annual Report 2018	25

Fund at a glance  (continued)
Columbia Thermostat FundSM
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
The Growth of a $10,000 Investment in Columbia Thermostat FundSM Institutional Class Shares
December 31, 2008 through December 31, 2018
This chart shows the change in value of a hypothetical $10,000 investment in Institutional Class (formerly Class Z) shares of the Fund during the stated time period. Although the indexes are provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses.
Portfolio breakdown (%) (at December 31, 2018)
Equity Funds	13.8
Exchange-Traded Funds	8.6
Fixed-Income Funds	77.6
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
26	Columbia Acorn Family of Funds | Annual Report 2018

Manager Discussion of Fund Performance
Columbia Thermostat FundSM
Anwiti Bahuguna, Ph.D.
Co-Portfolio Manager
Joshua Kutin, CFA
Co-Portfolio Manager
Columbia Thermostat FundSM Institutional Class shares gained 0.12% for the 12-month period ended December 31, 2018. During the same time period, the Fund’s primary equity benchmark, the S&P 500® Index, returned -4.38%, and the Fund’s primary debt benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 0.01%. The Fund outperformed its custom Blended Benchmark, which returned -1.90% during 2018.
2018 got off to a fast start, as the S&P 500® Index posted its best January in 21 years. Volatility across capital markets increased substantially in February and March 2018, slowing equity momentum. A pickup in U.S. economic growth, however, helped boost investor confidence through the first three quarters of the year. Cooling global growth, protracted tariff disputes and lackluster Chinese economic data all contributed to investor pessimism as the year drew to a close. The S&P 500® Index lost 13.52% in the fourth quarter alone. The Fund benefitted from a high allocation to relatively conservative short-term bond portfolios during a period in which equities sold off and more conservative assets such as high-quality fixed income performed well.
The Fund’s equity portfolio had a weighted average return of -6.50% in 2018. All seven underlying equity funds posted negative returns for the period. Columbia Dividend Income Fund was the equity portfolio’s top performer, returning -4.28%. Columbia Acorn International® was the equity portfolio’s worst performer, with a return of -15.82% for the year.
Columbia Thermostat Fund’s bond portfolio ended the year with a weighted average gain of 0.59%. Of five underlying funds in the bond portfolio, Columbia Quality Income Fund was the strongest performer, returning 2.11% for the year. Columbia Corporate Income Fund the worst performer in the bond portfolio, returning -3.48% for the year.
There were 13 reallocation triggers in 2018 following the Fund’s prospectus allocation table. Columbia Thermostat Fund began 2018 with an allocation of 10% to stocks and 90% to bonds.
•	On February 8, the S&P 500® Index fell below the 2,592 threshold, triggering a reallocation to 15% stocks and 85% bonds on February 9.
•	On March 9, the S&P 500® Index rose above 2,592 and the Fund reallocated back to 10% stocks and 90% bonds on March 12.
•	On May 1, the Fund reset its stock/bond allocation table in connection with the annual review called for by the prospectus. This annual reset caused the stock/bond allocation to move to 25% stocks and 75% bonds.
•	On May 31, the S&P 500® Index rose above the 2,672 threshold, triggering a reallocation to 20% stocks and 80% bonds on June 1.
•	On June 8, the S&P 500® Index rose above 2,779 and the Fund reallocated back to 15% stocks and 85% bonds on June 11.
•	On July 11, the S&P 500® Index fell below the 2,779 threshold, triggering a reallocation to 20% stocks and 80% bonds on July 12.
•	On August 10, the S&P 500® Index rose above 2,779 and the Fund reallocated to 15% stocks and 85% bonds on August 13.
•	On August 27, the S&P 500® Index rose above 2,890 and the Fund reallocated to 10% stocks and 90% bonds on August 28.
•	On October 5, the S&P 500® Index fell below 2,890 and the Fund reallocated back to 15% stocks and 85% bonds on October 8.
•	On October 11, the S&P 500® Index fell below 2,779 and the Fund reallocated to 20% stocks and 80% bonds on October 12.

Columbia Acorn Family of Funds | Annual Report 2018	27

Manager Discussion of Fund Performance  (continued)
Columbia Thermostat FundSM
•	On October 24, the S&P 500® Index fell below 2,672 and the Fund reallocated to 25% stocks and 75% bonds on October 25.
•	On November 26, the S&P 500® Index rose above 2,672 and the Fund reallocated back to 20% stocks and 80% bonds on November 27.
•	On December 3, the S&P 500® Index rose above 2,779 and the Fund reallocated to 15% stocks and 85% bonds on December 4.
Results of the Fund’s Portfolio Funds as of December 31, 2018
Stock Funds	Weightings in category	4th quarter performance	1 year performance
Columbia Large Cap Index Fund, Institutional 3 Class	40%	-13.58%	-4.59%
Columbia Acorn Fund®, Institutional 3 Class	10%	-19.74%	-4.98%
Columbia Acorn International®, Institutional 3 Class	10%	-15.67%	-15.82%
Columbia Acorn SelectSM, Institutional 3 Class	10%	-21.93%	-12.31%
Columbia Contrarian Core Fund, Institutional 3 Class	10%	-14.78%	-8.81%
Columbia Dividend Income Fund, Institutional 3 Class	10%	-9.64%	-4.28%
Columbia Large Cap Enhanced Core Fund, Institutional 3 Class	10%	-14.11%	-4.68%
Weighted Average Equity Gain/Loss	100%	-15.03%	-6.50%

Bond Funds	Weightings in category	4th quarter performance	1 year performance
Columbia U.S. Treasury Index Fund, Institutional 3 Class	35%	2.50%	0.69%
Columbia Short Term Bond Fund, Institutional 3 Class	25%	0.32%	0.76%
Columbia Quality Income Fund, Institutional 3 Class	20%	2.42%	2.11%
Columbia Corporate Income Fund, Institutional 3 Class	10%	-1.55%	-3.48%
Columbia Diversified Fixed Income Allocation ETF	10%	-0.17%	-1.53%
Weighted Average Income Gain/Loss	100%	1.26%	0.59%
A “fund of fund” bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.
The Fund’s investments in the underlying funds may present certain risks, including the following. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than in investments in larger, more established companies. There are risks associated with fixed-income investments, including credit risk, market risk, interest rate risk and prepayment and extension risk. In general, bond prices fall when interest rates rise and vice versa. This effect is more pronounced for longer term securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Foreign investments subject the Fund to political, economic, market, social and other risks within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific securities should not be construed as a recommendation or investment advice.
The value of an investment in the Fund is based primarily on the performance of the underlying funds in which it invests. The Fund is subject to the risk that the investment manager’s decisions regarding asset classes and underlying funds will not anticipate market trends successfully, resulting in a failure to reserve capital or lower total return. The Investment Manager may prefer an underlying fund in the Columbia Acorn Family of Funds over alternative investments. There can be no assurance that the Columbia Acorn Funds will outperform similar funds managed by the Investment Manager’s affiliates. This is not an offer of the shares of any other mutual fund mentioned herein.
28	Columbia Acorn Family of Funds | Annual Report 2018

Fund at a glance
Columbia Acorn Emerging Markets FundSM
Investment objective
Columbia Acorn Emerging Markets FundSM (the Fund) seeks long-term capital appreciation.
Portfolio management
Satoshi Matsunaga, CFA
Co-Portfolio Manager since 2015
Service with Fund since 2011
Charles C. Young
Co-Portfolio Manager since 2017
Service with Fund since 2011
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended December 31, 2018)
		Inception	1 Year	5 Years	Life
Class A	Excluding sales charges	08/19/11	-17.58	-3.43	1.76
	Including sales charges		-22.33	-4.57	0.95
Advisor Class		11/08/12	-17.39	-3.18	2.07
Class C	Excluding sales charges	08/19/11	-18.20	-4.15	1.02
	Including sales charges		-19.01	-4.15	1.02
Institutional Class		08/19/11	-17.28	-3.17	2.05
Institutional 2 Class		11/08/12	-17.24	-3.10	2.12
Institutional 3 Class		06/13/13	-17.27	-3.06	2.15
MSCI Emerging Markets SMID Cap Index (Net)			-15.83	0.87	-
Performance numbers reflect all Fund expenses. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. The Fund’s other classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each class.
As stated in the May 1, 2018 prospectus, the Fund’s annual operating expense ratio is 1.30% for Institutional Class shares and 1.55% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results may reflect the effect of any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI Emerging Markets SMID Cap Index (Net) captures a mid- and small-cap representation across 24 emerging market countries. The index covers approximately 29% of the free float-adjusted market capitalization in each country.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Columbia Acorn Family of Funds | Annual Report 2018	29

Fund at a glance  (continued)
Columbia Acorn Emerging Markets FundSM
The Growth of a $10,000 Investment in Columbia Acorn Emerging Markets FundSM Institutional Class Shares
August 19, 2011 (Fund inception) through December 31, 2018
This chart shows the change in value of a hypothetical $10,000 investment in Institutional Class (formerly Class Z) shares of the Fund during the stated time period. Although the index is provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses.
Top ten holdings (%) (at December 31, 2018)
Korea Zinc Co. Ltd. (South Korea) Non-ferrous metal smelting	4.1
Zee Entertainment Enterprises Ltd. (India) Hindi films, serials, game shows and children’s programs	3.7
Korea Investment Holdings Co., Ltd. (South Korea) Financial holding company	3.6
Vitasoy International Holdings Ltd. (Hong Kong) Food and beverages	3.4
Koh Young Technology, Inc. (South Korea) 3D measurement and inspection equipment for testing various machineries	3.3
PSG Group Ltd. (South Africa) Diversified financial services	3.2
GS Retail Co., Ltd. (South Korea) Chain of retail stores	3.1
Sinbon Electronics Co., Ltd. (Taiwan) Cable, connectors & modems	3.0
NagaCorp Ltd. (Cambodia) Leisure and tourism company	3.0
Modetour Network, Inc. (South Korea) Travel services	2.9
Percentages indicated are based upon total investments (excluding Money Market Funds, Derivatives and Securities Lending Collateral, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	7.0
Consumer Discretionary	20.8
Consumer Staples	11.2
Financials	26.6
Health Care	2.2
Industrials	9.9
Information Technology	15.2
Materials	6.5
Real Estate	0.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

30	Columbia Acorn Family of Funds | Annual Report 2018

Fund at a glance  (continued)
Columbia Acorn Emerging Markets FundSM
Country breakdown (%) (at December 31, 2018)
Brazil	7.9
Cambodia	2.9
China	6.4
Egypt	1.3
Hong Kong	5.8
India	10.7
Indonesia	4.7
Japan	1.3
Malaysia	1.1
Mexico	3.5
Philippines	2.4
Poland	1.0
Russian Federation	1.7
South Africa	7.8
South Korea	16.6
Taiwan	16.5
Thailand	4.0
Turkey	1.1
United Kingdom	1.4
United States(a)	1.9
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Columbia Acorn Family of Funds | Annual Report 2018	31

Manager Discussion of Fund Performance
Columbia Acorn Emerging Markets FundSM
Satoshi Matsunaga, CFA
Co-Portfolio Manager
Charles C. Young
Co-Portfolio Manager
Columbia Acorn Emerging Markets FundSM Institutional Class shares returned -17.28% for the 12-month period ended December 31, 2018, compared with the Fund’s benchmark, the MSCI Emerging Markets SMID Cap Index (Net), which returned -15.83% for the same time period.
Emerging-market equities experienced weak performance in 2018, as investors responded negatively to slowing global growth, tighter monetary policy by the world’s major central banks, and a series of country-specific political events. The weakness in emerging market currencies relative to the U.S. dollar also weighed on returns for U.S. based investors.
The shifting outlook for global trade was an additional headwind for equities. Trade policy between the United States and China, the world’s two largest economies, continued to be a source of significant uncertainty for the global economy. The effects of tariffs were still viewed as generally manageable, but the impact on business planning and investment, as well as the potential for supply-chain disruption, proved difficult for investors to estimate. The lack of visibility on trade contributed to decelerating growth in China and the Asia region as a whole. In the fourth quarter, China’s real gross domestic product grew at the weakest pace since 1990 and experienced its third consecutive quarterly slowdown. However, the Chinese government has vowed to take the necessary steps to stabilize the economy and maintain a positive growth trajectory.
The Fund’s performance shortfall in 2018 was the result of both asset allocation and stock selection. With regard to the former, a lack of exposure to utilities stocks and overweight positions in the financials and information technology sectors were key detractors. In terms of regional allocations, the Fund was hurt by its underweight in Latin America and overweights in China and Southeast Asia. Stock selection was a further detractor, with underperformance in the consumer discretionary, health care, and other sectors outweighing the Fund’s stronger positions from industrials and financials sector holdings.
At the individual stock level, Vitasoy International Holdings Ltd. — a Hong Kong-based soy and health-drink producer that is expanding its business to mainland China — was the leading contributor to performance. The company gained share in the large Chinese domestic market, providing a significant boost to its stock price. NagaCorp Ltd., an operator of casinos and resorts in Cambodia whose shares are listed in Hong Kong, was another top contributor in 2018. The company, which recently opened its second casino in Phnom Penh, continues to see robust underlying demand for its leisure offerings, helping the stock to advance in the fourth quarter even as the broader global markets fell sharply. Qualitas Controladora SAB CV, Mexico’s largest auto insurer, rallied on strong results and its increased share of the country’s underpenetrated market for auto insurance.
The Turkish software company Logo Yazilim Sanayi ve Ticaret AS was the largest detractor from the Fund’s performance for the year, followed by two retail stocks: Beauty Community PCL (Thailand) and Raia Drogasil SA (Brazil). New Oriental Education & Technology Group, Inc., China’s leading after-school tutoring service provider, was another detractor of note. The stock was negatively affected by the prospect of new regulatory requirements regarding education services in China. Believing investor worries were exaggerated and that the company was well positioned to capitalize on long-term trends in education, we maintained the position. Stock selection in the health care sector also had an adverse effect on results. The sector is not heavily represented in the Fund, but it nonetheless affected performance.
Although emerging markets suffered significant declines in 2018, we believe that it’s important to keep in mind that corrections have been fairly typical over the history of the asset class. In addition, we are encouraged that the emerging markets appear to be more fundamentally sound than they were in past downturns. Bank oversight has been enhanced and a majority of countries have what we view as prudent economic policies in place, as demonstrated by relatively improved current account balances, foreign exchange reserves and external debt balances. We also see valuations as having fallen to compelling levels in the wake of the sell-off. At year end, the price-earnings ratio of emerging-market

32	Columbia Acorn Family of Funds | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Columbia Acorn Emerging Markets FundSM
stocks stood at its most attractive level relative to the S&P 500® Index in more than ten years. A reversal in the U.S. dollar uptrend that was in place throughout 2018 would be a further positive for the asset class. If the U.S. Federal Reserve were to pause or slow the pace of interest rate hikes, it would remove a driver of U.S. dollar appreciation and take away a key obstacle for emerging-market equities.
On a longer term basis, we believe emerging markets offer unique opportunities to discover small- and mid-cap companies in the early phases of market development and capital formation. We also anticipate that growth in the emerging markets will outpace that of the developed world over time, translating to stronger absolute gains in corporate earnings. Demographic trends, including increasing populations and rising middle class consumption, we see as additional long-term tailwinds. At the same time, emerging market stocks are trading at more attractive valuations than most developed regions, especially among small- and mid-cap stocks. We therefore welcome market volatility, as it creates a wider range of opportunities for bottom-up stock selection. We believe our investment philosophy, which favors higher quality companies exhibiting structural growth (growth derived from structural shifts or changes in the economy) — as measured by metrics such as return on invested capital, revenue and earnings growth, and superior debt ratios — can be particularly advantageous in this environment.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging and frontier market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Acorn Family of Funds | Annual Report 2018	33

Fund at a glance
Columbia Acorn European FundSM
Investment objective
Columbia Acorn European FundSM (the Fund) seeks long-term capital appreciation.
Portfolio management
Stephen Kusmierczak, CFA
Portfolio Manager since 2011
Service with Fund since 2011
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended December 31, 2018)
		Inception	1 Year	5 Years	Life
Class A	Excluding sales charges	08/19/11	-18.78	0.76	7.08
	Including sales charges		-23.46	-0.43	6.22
Advisor Class		06/25/14	-18.53	1.04	7.37
Class C	Excluding sales charges	08/19/11	-19.34	0.04	6.30
	Including sales charges		-20.15	0.04	6.30
Institutional Class		08/19/11	-18.57	1.02	7.35
Institutional 2 Class		11/08/12	-18.44	1.07	7.38
Institutional 3 Class		03/01/17	-18.51	1.05	7.37
MSCI AC Europe Small Cap Index (Net)			-20.10	1.83	-
Performance numbers reflect all Fund expenses. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. The Fund’s other classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each class.
As stated in the May 1, 2018 prospectus, the Fund’s annual operating expense ratio is 1.21% for Institutional Class shares and 1.46% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results may reflect the effect of any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI AC Europe Small Cap Index (Net) captures a small-cap representation across 21 markets in Europe. The index covers approximately 14% of the free float-adjusted market capitalization across each market country in Europe.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
34	Columbia Acorn Family of Funds | Annual Report 2018

Fund at a glance  (continued)
Columbia Acorn European FundSM
The Growth of a $10,000 Investment in Columbia Acorn European FundSM Institutional Class Shares
August 19, 2011 (Fund inception) through December 31, 2018
This chart shows the change in value of a hypothetical $10,000 investment in Institutional Class (formerly Class Z) shares of the Fund during the stated time period. Although the index is provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses.
Top ten holdings (%) (at December 31, 2018)
Nemetschek SE (Germany) Standard software for designing, constructing and managing buildings and real estate	3.5
Rational AG (Germany) Food preparation appliances/processors and kitchen accessories	3.5
Halma PLC (United Kingdom) Products that detect hazards and protect assets and people in public and commercial buildings	3.4
Rentokil Initial PLC (United Kingdom) Fully integrated facilities management and essential support services	3.3
Sectra AB, Class B (Sweden) Medical and communication systems	3.3
Sweco AB, Class B (Sweden) Consulting company specializing in engineering, environmental technology, and architecture	3.3
Wirecard AG (Germany) Internet payment and processing services	3.3
MTU Aero Engines AG (Germany) Develops and manufactures engines and offers commercial engine services and support	3.2
Spirax-Sarco Engineering PLC (United Kingdom) Consultation, service and products for the control and efficient management of steam and industrial fluids	3.0
Unibet Group PLC (Malta) Online gambling services	3.0
Percentages indicated are based upon total investments (excluding Money Market Funds, Derivatives and Securities Lending Collateral, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Columbia Acorn Family of Funds | Annual Report 2018	35

Fund at a glance  (continued)
Columbia Acorn European FundSM
Equity sector breakdown (%) (at December 31, 2018)
Communication Services	5.7
Consumer Discretionary	11.4
Consumer Staples	1.5
Financials	10.0
Health Care	10.1
Industrials	35.3
Information Technology	22.7
Materials	1.4
Real Estate	1.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at December 31, 2018)
Belgium	1.4
Denmark	4.2
France	1.8
Germany	22.1
Ireland	2.2
Italy	6.9
Malta	3.0
Netherlands	1.7
Norway	2.4
Poland	1.0
Russian Federation	1.0
Spain	3.8
Sweden	14.0
Switzerland	9.3
Turkey	0.7
United Kingdom	24.3
United States(a)	0.2
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

36	Columbia Acorn Family of Funds | Annual Report 2018

Manager Discussion of Fund Performance
Columbia Acorn European FundSM
Stephen Kusmierczak, CFA
Portfolio Manager
Columbia Acorn European FundSM Institutional Class shares returned -18.57% for the 12-month period ended December 31, 2018, outperforming the Fund’s primary benchmark, the MSCI AC Europe Small Cap Index (Net), which returned -20.10% for the same time period.
Concerns about political uncertainty and slowing economic growth weighed heavily on investor sentiment in 2018, leading to a large downturn in stock prices. The eurozone economy lost momentum after reaching some of the highest levels in a decade in 2017. The eurozone Purchasing Managers’ Index (PMI), a proxy for gross domestic product growth, fell in 11 of 12 months in 2018 and reached its lowest level since February 2016 in December. Germany, Europe’s largest economy, posted the lowest PMI level in thirty-three months, also in December. The Organisation for Economic Co-operation and Development Composite Leading Indicator also pointed to below-trend growth, and business sentiment worsened with confidence about the future receding to multi-year lows.
Inflation expectations increased, which is a positive sign in the context of the deflation fears that have persisted since the 2007-2008 financial crisis. However, rising inflation prompted the European Central Bank and other major central banks to begin tightening monetary policy. This marked a significant change in the investment landscape compared to the past decade.
Heightened geopolitical tensions further affected the Fund’s performance. The trade dispute between the United States and China, while not specifically a European issue, was nonetheless a source of uncertainty for the global economy and markets. At various points, stocks were also pressured by the ongoing Brexit negotiations, violent protests in France, and concerns about Italy’s rising government debt.
As would be expected in this challenging environment, the Fund experienced a loss in absolute terms. However, we were able to cushion some of the market’s downside through individual stock selection. Our stock picks outpaced the corresponding benchmark components in the industrials, information technology and materials sectors, among others, outweighing weaker positions in financials and consumer discretionary.
Wirecard AG, a German provider of outsourcing solutions for electronic payment transactions, was the top performer in both the information technology sector and the Fund as a whole. The company’s end markets continued to grow swiftly in conjunction with the expansion of e-commerce. In addition, we believe Wirecard AG demonstrated strong organic growth and an encouraging sales pipeline. Nemetsheck SE, a leader in software used in engineering and architecture, was another key contributor. The German company reported solid results, highlighted by accelerating revenues and improving operating margins.
Stock selection in the United Kingdom aided relative performance, as well. The pest-control specialist Rentokil Initial PLC, which successfully expanded its service model to identify and treat insect and rodent infestation problems before they occur, was the top U.K. contributor in the Fund’s portfolio. The company exhibited strong revenue growth, rising profit margins and a solid pipeline of new business.
eDreams ODIGEO, a leading European online travel agent based in Luxembourg, was the largest detractor from the Fund’s performance. The stock had been bid up in anticipation of a takeover, so the company’s announcement that it intended to remain independent led to a sharp decline in its shares. Kindred Group PLC, a Swedish company that operates a number of online gambling platforms across Europe, detracted from performance as concerns about new regulations in the U.K. compressed valuations for the gaming sector, sending its shares lower. The Fund’s investment in Vapiano SE, a fast-casual restaurant operator based in Germany, was another detractor of note. The stock declined after the company reported slowing growth and negative same-store sales for the first half of the year. At the regional level, stock selection in the Nordic and Southern European regions was the most notable detractor.

Columbia Acorn Family of Funds | Annual Report 2018	37

Manager Discussion of Fund Performance  (continued)
Columbia Acorn European FundSM
Sector allocations, while a by-product of our bottom-up stock selection process, can nonetheless affect results. This proved to be the case in the past year, as the Fund was hurt by the combination of its overweight positions in the economically sensitive industrials and information technology sectors, together with its underweight in the defensive real estate sector and a lack of exposure to utilities. We remain focused on companies with sustainable competitive advantages, entrepreneurial management and the potential to gain market share. We believe that niche companies in Europe that address changing circumstances in their end markets caused by technology, aging populations, tight labor markets or environmental and safety regulations can serve as a source of opportunity.
While 2018 was a difficult year for the markets, the economic situation in Europe looked to be less fragile than it was a decade ago. Enhanced bank oversight, improved current account balances and modest-to-significant economic reforms in several countries may lessen the impact of the next downturn. In addition, European equities continued to trade at a discount to their U.S. peers as well as their own historical valuations. As a result, we were able to find an abundance of opportunities for the Fund in fast-growing companies at compelling valuations. We believe our investment philosophy, which favors higher quality and structural growth (growth derived from structural shifts or changes in the economy) — as gauged by metrics such as return on invested capital, revenue and earnings growth and low levels of debt — is well suited for this environment.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific securities should not be construed as a recommendation or investment advice.
38	Columbia Acorn Family of Funds | Annual Report 2018

2018 Year-End Distributions
The following table details the year-end distributions for the Columbia Acorn Funds. The information is provided on a per share basis for each share class of the Funds.
Fund	Ordinary income	Short-term capital gain	Long-term capital gain	Record date	Ex-dividend date	Payable date
Columbia Acorn® Fund
Class A	None	None	1.10962	12/10/2018	12/11/2018	12/11/2018
Advisor Class	None	None	1.10962	12/10/2018	12/11/2018	12/11/2018
Class C	None	None	1.10962	12/10/2018	12/11/2018	12/11/2018
Institutional Class	None	None	1.10962	12/10/2018	12/11/2018	12/11/2018
Institutional 2 Class	None	None	1.10962	12/10/2018	12/11/2018	12/11/2018
Institutional 3 Class	None	None	1.10962	12/10/2018	12/11/2018	12/11/2018
Columbia Acorn International®
Class A	0.04809	None	8.18055	12/17/2018	12/18/2018	12/18/2018
Advisor Class	0.16183	None	8.18055	12/17/2018	12/18/2018	12/18/2018
Class C	None	None	8.18055	12/17/2018	12/18/2018	12/18/2018
Institutional Class	0.16183	None	8.18055	12/17/2018	12/18/2018	12/18/2018
Institutional 2 Class	0.18913	None	8.18055	12/17/2018	12/18/2018	12/18/2018
Institutional 3 Class	0.21188	None	8.18055	12/17/2018	12/18/2018	12/18/2018
Class R	None	None	8.18055	12/17/2018	12/18/2018	12/18/2018
Columbia Acorn USA®
Class A	None	0.02122	1.59600	12/10/2018	12/11/2018	12/11/2018
Advisor Class	None	0.06105	1.59600	12/10/2018	12/11/2018	12/11/2018
Class C	None	None	1.59600	12/10/2018	12/11/2018	12/11/2018
Institutional Class	None	0.06105	1.59600	12/10/2018	12/11/2018	12/11/2018
Institutional 2 Class	None	0.07379	1.59600	12/10/2018	12/11/2018	12/11/2018
Institutional 3 Class	None	0.08175	1.59600	12/10/2018	12/11/2018	12/11/2018
Columbia Acorn International SelectSM
Class A	None	None	1.85474	12/17/2018	12/18/2018	12/18/2018
Advisor Class	None	None	1.85474	12/17/2018	12/18/2018	12/18/2018
Class C	None	None	1.85474	12/17/2018	12/18/2018	12/18/2018
Institutional Class	None	None	1.85474	12/17/2018	12/18/2018	12/18/2018
Institutional 2 Class	None	None	1.85474	12/17/2018	12/18/2018	12/18/2018
Institutional 3 Class	None	None	1.85474	12/17/2018	12/18/2018	12/18/2018
Columbia Acorn SelectSM
Class A	None	0.11555	1.43219	12/10/2018	12/11/2018	12/11/2018
Advisor Class	None	0.11555	1.43219	12/10/2018	12/11/2018	12/11/2018
Class C	None	0.11555	1.43219	12/10/2018	12/11/2018	12/11/2018
Institutional Class	None	0.11555	1.43219	12/10/2018	12/11/2018	12/11/2018
Institutional 2 Class	None	0.11555	1.43219	12/10/2018	12/11/2018	12/11/2018
Institutional 3 Class	None	0.11555	1.43219	12/10/2018	12/11/2018	12/11/2018
Columbia Thermostat FundSM
Class A	0.25408	0.10241	0.19687	12/20/2018	12/21/2018	12/21/2018
Advisor Class	0.29031	0.10241	0.19687	12/20/2018	12/21/2018	12/21/2018
Class C	0.14539	0.10241	0.19687	12/20/2018	12/21/2018	12/21/2018
Institutional Class	0.29031	0.10241	0.19687	12/20/2018	12/21/2018	12/21/2018
Institutional 2 Class	0.29610	0.10241	0.19687	12/20/2018	12/21/2018	12/21/2018
Institutional 3 Class	0.30335	0.10241	0.19687	12/20/2018	12/21/2018	12/21/2018
Columbia Acorn Family of Funds | Annual Report 2018	39

2018 Year-End Distributions  (continued)
Fund	Ordinary income	Short-term capital gain	Long-term capital gain	Record date	Ex-dividend date	Payable date
Columbia Acorn Emerging Markets FundSM
Class A	0.17166	None	None	12/17/2018	12/18/2018	12/18/2018
Advisor Class	0.20305	None	None	12/17/2018	12/18/2018	12/18/2018
Class C	0.07750	None	None	12/17/2018	12/18/2018	12/18/2018
Institutional Class	0.20305	None	None	12/17/2018	12/18/2018	12/18/2018
Institutional 2 Class	0.21184	None	None	12/17/2018	12/18/2018	12/18/2018
Institutional 3 Class	0.21812	None	None	12/17/2018	12/18/2018	12/18/2018
Columbia Acorn European FundSM
Class A	None	None	None	12/17/2018	12/18/2018	12/18/2018
Advisor Class	None	None	None	12/17/2018	12/18/2018	12/18/2018
Class C	None	None	None	12/17/2018	12/18/2018	12/18/2018
Institutional Class	None	None	None	12/17/2018	12/18/2018	12/18/2018
Institutional 2 Class	None	None	None	12/17/2018	12/18/2018	12/18/2018
Institutional 3 Class	None	None	None	12/17/2018	12/18/2018	12/18/2018
40	Columbia Acorn Family of Funds | Annual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As a shareholder, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees, and other Fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Funds during the period. The actual and hypothetical information in the tables is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Funds’ actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Funds’ actual return) and then applies the Funds’ actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Funds bear directly, Columbia Thermostat Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the effective expenses paid during the period column in the “Fund of Funds” table.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Funds with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn® Fund
Class A	1,000.00	1,000.00	860.00	1,019.92	5.04	5.48	1.07
Advisor Class	1,000.00	1,000.00	860.70	1,021.19	3.87	4.20	0.82
Class C	1,000.00	1,000.00	857.20	1,016.12	8.57	9.30	1.82
Institutional Class	1,000.00	1,000.00	860.40	1,021.19	3.87	4.20	0.82
Institutional 2 Class	1,000.00	1,000.00	860.80	1,021.29	3.77	4.10	0.80
Institutional 3 Class	1,000.00	1,000.00	860.80	1,021.54	3.54	3.84	0.75
Columbia Acorn Family of Funds | Annual Report 2018	41

Understanding Your Fund’s Expenses  (continued)
(Unaudited)
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn International®
Class A	1,000.00	1,000.00	839.20	1,019.01	5.83	6.40	1.25
Advisor Class	1,000.00	1,000.00	840.50	1,020.32	4.62	5.07	0.99
Class C	1,000.00	1,000.00	836.00	1,015.21	9.31	10.21	2.00
Institutional Class	1,000.00	1,000.00	840.20	1,020.27	4.66	5.12	1.00
Institutional 2 Class	1,000.00	1,000.00	840.50	1,020.58	4.38	4.81	0.94
Institutional 3 Class	1,000.00	1,000.00	840.70	1,020.83	4.15	4.56	0.89
Class R	1,000.00	1,000.00	838.20	1,017.74	6.99	7.67	1.50
Columbia Acorn USA®
Class A	1,000.00	1,000.00	849.10	1,018.20	6.61	7.21	1.41
Advisor Class	1,000.00	1,000.00	849.80	1,019.46	5.44	5.94	1.16
Class C	1,000.00	1,000.00	845.80	1,014.39	10.10	11.03	2.16
Institutional Class	1,000.00	1,000.00	849.60	1,019.46	5.44	5.94	1.16
Institutional 2 Class	1,000.00	1,000.00	849.90	1,019.87	5.06	5.53	1.08
Institutional 3 Class	1,000.00	1,000.00	850.00	1,020.12	4.83	5.27	1.03
Columbia Acorn International SelectSM
Class A	1,000.00	1,000.00	859.90	1,018.25	6.60	7.16	1.40
Advisor Class	1,000.00	1,000.00	861.10	1,019.51	5.42	5.89	1.15
Class C	1,000.00	1,000.00	857.10	1,014.45	10.12	10.98	2.15
Institutional Class	1,000.00	1,000.00	861.10	1,019.51	5.42	5.89	1.15
Institutional 2 Class	1,000.00	1,000.00	861.40	1,019.97	5.00	5.43	1.06
Institutional 3 Class	1,000.00	1,000.00	861.60	1,020.22	4.76	5.17	1.01
Columbia Acorn SelectSM
Class A	1,000.00	1,000.00	822.20	1,019.56	5.26	5.83	1.14
Advisor Class	1,000.00	1,000.00	823.50	1,020.83	4.11	4.56	0.89
Class C	1,000.00	1,000.00	819.20	1,015.76	8.71	9.65	1.89
Institutional Class	1,000.00	1,000.00	823.50	1,020.83	4.11	4.56	0.89
Institutional 2 Class	1,000.00	1,000.00	823.30	1,021.14	3.84	4.25	0.83
Institutional 3 Class	1,000.00	1,000.00	824.40	1,021.39	3.61	4.00	0.78
Columbia Acorn Emerging Markets FundSM
Class A	1,000.00	1,000.00	872.30	1,017.64	7.21	7.77	1.52
Advisor Class	1,000.00	1,000.00	873.10	1,018.91	6.03	6.50	1.27
Class C	1,000.00	1,000.00	869.10	1,013.84	10.75	11.59	2.27
Institutional Class	1,000.00	1,000.00	873.90	1,018.91	6.03	6.50	1.27
Institutional 2 Class	1,000.00	1,000.00	873.90	1,019.31	5.65	6.09	1.19
Institutional 3 Class	1,000.00	1,000.00	873.40	1,019.56	5.41	5.83	1.14
Columbia Acorn European FundSM
Class A	1,000.00	1,000.00	807.50	1,017.99	6.64	7.42	1.45
Advisor Class	1,000.00	1,000.00	808.70	1,019.26	5.50	6.14	1.20
Class C	1,000.00	1,000.00	804.70	1,014.19	10.06	11.23	2.20
Institutional Class	1,000.00	1,000.00	808.70	1,019.26	5.50	6.14	1.20
Institutional 2 Class	1,000.00	1,000.00	809.20	1,019.62	5.18	5.78	1.13
Institutional 3 Class	1,000.00	1,000.00	809.30	1,019.82	5.00	5.58	1.09 (a)
42	Columbia Acorn Family of Funds | Annual Report 2018

Understanding Your Fund’s Expenses  (continued)
(Unaudited)
Fund of Funds—Columbia Thermostat Fund
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	993.70	1,022.81	2.53	2.56	0.50	4.40	4.46	0.87
Advisor Class	1,000.00	1,000.00	995.50	1,024.08	1.26	1.28	0.25	3.14	3.18	0.62
Class C	1,000.00	1,000.00	991.00	1,019.01	6.31	6.40	1.25	8.17	8.29	1.62
Institutional Class	1,000.00	1,000.00	995.40	1,024.08	1.26	1.28	0.25	3.14	3.18	0.62
Institutional 2 Class	1,000.00	1,000.00	995.90	1,024.33	1.01	1.03	0.20	2.88	2.92	0.57
Institutional 3 Class	1,000.00	1,000.00	996.40	1,024.58	0.76	0.77	0.15	2.63	2.67	0.52
(a) For the period July 1, 2018 through December 31, 2018, the Fund’s annualized expense ratio based on actual expenses paid during the period was 1.09%. The Fund’s expense ratio may fluctuate during the period; however, it will not exceed its annual expense cap of 1.08% for the fiscal year.
Expenses paid during the period are equal to the annualized expense ratio, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Except with respect to Columbia Thermostat Fund, expenses do not include any fees and expenses incurred indirectly by a Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).
In the case of Columbia Thermostat Fund, effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly by the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds in which it invests using the expense ratio of each class of each underlying fund as of the underlying fund’s most recent shareholder report.
Had the investment manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses for the Funds, account value at the end of the period would have been reduced.
Columbia Acorn Family of Funds | Annual Report 2018	43

Portfolio of Investments
Columbia Acorn® Fund, December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.9%
Issuer	Shares	Value ($)
Communication Services 0.8%
Media 0.8%
Cable One, Inc. Cable company	35,546	29,151,275
Total Communication Services		29,151,275
Consumer Discretionary 21.0%
Auto Components 2.8%
Dorman Products, Inc.(a) Automotive products and home hardware	482,776	43,459,496
Gentex Corp. Products that use electro-optic technology	1,142,654	23,093,037
LCI Industries Recreational vehicles and equipment	309,638	20,683,819
Tenneco, Inc. Emission control and ride control products and systems	656,316	17,976,495
Total		105,212,847
Distributors 1.6%
Pool Corp. Swimming pool supplies, equipment and leisure products	412,603	61,333,436
Diversified Consumer Services 3.7%
Adtalem Global Education, Inc.(a) Higher education institutions	651,126	30,811,282
Bright Horizons Family Solutions, Inc.(a) Child care and early education services	405,058	45,143,714
Grand Canyon Education, Inc.(a) Online post secondary education	482,511	46,388,608
Weight Watchers International, Inc.(a) Weight control programs	507,140	19,550,247
Total		141,893,851
Hotels, Restaurants & Leisure 5.1%
Dave & Buster’s Entertainment, Inc. Venues that combine dining and entertainment for adults and families	668,512	29,788,895
Domino’s Pizza, Inc. Network of company-owned and franchise Domino’s Pizza stores	91,833	22,773,665
Dunkin’ Brands Group, Inc. Quick service restaurants serving hot and cold coffee and baked goods	471,539	30,235,081
Extended Stay America, Inc. Hotels and motels	1,680,793	26,052,291
Common Stocks (continued)
Issuer	Shares	Value ($)
Texas Roadhouse, Inc. Moderately priced, full service restaurant chain	906,671	54,128,259
Vail Resorts, Inc. Operates resorts globally	142,334	30,006,854
Total		192,985,045
Household Durables 2.3%
Cavco Industries, Inc.(a) Designs and manufactures systems-built structures	166,456	21,702,533
iRobot Corp.(a),(b) Manufactures robots for cleaning	309,745	25,938,046
NVR, Inc.(a) Builds and markets homes and conducts mortgage banking activities	16,440	40,064,116
Total		87,704,695
Internet & Direct Marketing Retail 2.1%
Liberty Expedia Holdings, Inc., Class A(a) Tools and information to research, plan, book and experience travel	765,000	29,919,150
Quotient Technology, Inc.(a) Operates a promotion platform	2,037,710	21,762,743
Wayfair, Inc., Class A(a) Retails household goods online	291,219	26,233,007
Total		77,914,900
Leisure Products 0.8%
Brunswick Corp. Consumer products serving the outdoor and indoor active recreation markets	680,497	31,609,086
Specialty Retail 1.7%
Five Below, Inc.(a) Specialty value retailer	186,284	19,060,579
Monro, Inc. Automotive undercar repair and tire services	394,826	27,144,287
Tractor Supply Co. Retail farm store chain	228,556	19,070,713
Total		65,275,579
Textiles, Apparel & Luxury Goods 0.9%
Carter’s, Inc. Markets baby and young children’s apparel	398,200	32,501,084
Total Consumer Discretionary		796,430,523
The accompanying Notes to Financial Statements are an integral part of this statement.
44	Columbia Acorn Family of Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Acorn® Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 2.8%
Household Products 1.5%
Central Garden & Pet Co.(a),(c) Lawn, garden & pet supply products	683,522	23,547,333
WD-40 Co. Multi-purpose lubricant products and heavy-duty hand cleaners	178,785	32,764,139
Total		56,311,472
Personal Products 1.3%
Inter Parfums, Inc. Fragrances and related products	745,630	48,890,959
Total Consumer Staples		105,202,431
Energy 1.4%
Energy Equipment & Services 0.4%
Core Laboratories NV Reservoir description, production enhancement, and reservoir management services	256,000	15,272,960
Oil, Gas & Consumable Fuels 1.0%
Diamondback Energy, Inc. Independent oil and natural gas company	283,894	26,316,974
Parsley Energy, Inc., Class A(a) Oil and natural gas company	875,000	13,982,500
Total		40,299,474
Total Energy		55,572,434
Financials 9.3%
Banks 1.5%
BOK Financial Corp. Multi-bank holding company	539,361	39,551,342
SVB Financial Group(a) Holding company for Silicon Valley Bank	94,722	17,989,603
Total		57,540,945
Capital Markets 6.2%
Affiliated Managers Group, Inc. Global asset management company that invests in boutique investment management firms	386,344	37,645,359
Ares Management Corp., Class A Asset management firm	2,295,000	40,805,100
Eaton Vance Corp. Creates, markets, and manages mutual funds	839,859	29,546,240
Factset Research Systems, Inc. Global economic and financial data to analysts, investment bankers, and financial professionals	90,205	18,052,727
Houlihan Lokey, Inc. Investment bank	630,844	23,215,059
Common Stocks (continued)
Issuer	Shares	Value ($)
Lazard Ltd., Class A Corporate Advisory & Asset Management	818,411	30,207,550
MarketAxess Holdings, Inc. Electronic, multi-dealer to client platform for bond trading	119,765	25,307,542
Raymond James Financial, Inc. Financial services to individuals, corporations, and municipalities	430,571	32,038,788
Total		236,818,365
Consumer Finance 0.7%
Credit Acceptance Corp.(a) Funding, receivables management, collection, sales training, and related services to automobile dealers	66,304	25,312,215
Insurance 0.9%
Primerica, Inc. Distributes financial products to middle income households	338,320	33,057,247
Total Financials		352,728,772
Health Care 19.9%
Biotechnology 4.0%
Agios Pharmaceuticals, Inc.(a) Therapeutics in the field of cancer metabolism	470,809	21,709,003
Alkermes PLC(a) Develops treatments for central nervous system disorders	735,000	21,689,850
Exact Sciences Corp.(a) Developing and commercializing a test for the early detection and prevention of colorectal cancer	401,500	25,334,650
Ligand Pharmaceuticals, Inc.(a) Drugs that regulate hormone activated intracellular receptors	242,158	32,860,841
Loxo Oncology, Inc.(a) Researches and develops cancer drugs	187,805	26,305,846
Seattle Genetics, Inc.(a) Monoclonal antibody-based drugs to treat cancer and related diseases	447,127	25,334,216
Total		153,234,406

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	45

Portfolio of Investments   (continued)
Columbia Acorn® Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 6.4%
AxoGen, Inc.(a) Technologies for peripheral nerve reconstruction and regeneration	1,032,339	21,090,686
Haemonetics Corp.(a) Automated blood processing systems	228,474	22,858,824
Insulet Corp.(a) Insulin infusion systems	210,000	16,657,200
iRhythm Technologies, Inc.(a) Medical instruments	525,987	36,545,577
LivaNova PLC(a) Medical technology focusing on neuromodulation, cardiac surgery and rhythm management	253,377	23,176,394
Masimo Corp.(a) Medical signal processing and sensor technology for non-invasive monitoring of physiological parameters	490,627	52,678,621
Penumbra, Inc.(a) Peripheral vascular & neurovascular devices	240,118	29,342,419
Tactile Systems Technology, Inc.(a) Technology for treating lymphedema, chronic swelling & venous ulcers	475,273	21,648,685
Varian Medical Systems, Inc.(a) Medical equipment	175,856	19,926,243
Total		243,924,649
Health Care Providers & Services 5.4%
Amedisys, Inc.(a) Provider of alternate-site health care services	131,053	15,347,617
AMN Healthcare Services, Inc.(a) Temporary healthcare staffing	476,056	26,973,333
Chemed Corp. Hospice and palliative care services	167,778	47,528,152
Encompass Health Corp. Inpatient rehabilitative healthcare services	647,630	39,958,771
HealthEquity, Inc.(a) Technology-enabled services platforms for consumers to make healthcare saving and spending decisions	255,855	15,261,751
LHC Group, Inc.(a) Post-acute healthcare services	207,075	19,440,201
Premier, Inc.(a) Healthcare services	1,074,376	40,127,943
Total		204,637,768
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Technology 1.4%
Evolent Health, Inc., Class A(a) Purpose-built platform enables providers to migrate their payment models	909,064	18,135,827
Veeva Systems Inc., Class A(a) Cloud-based business services	365,366	32,634,491
Total		50,770,318
Life Sciences Tools & Services 2.1%
Bio-Techne Corp. Biotechnology products and clinical diagnostic controls	238,311	34,488,368
Pra Health Sciences, Inc.(a) Global contract research organization	490,930	45,145,923
Total		79,634,291
Pharmaceuticals 0.6%
Jazz Pharmaceuticals PLC(a) Specialty biopharmaceuticals	191,946	23,793,626
Total Health Care		755,995,058
Industrials 16.5%
Aerospace & Defense 0.6%
HEICO Corp., Class A Aerospace products and services	367,072	23,125,536
Air Freight & Logistics 0.6%
Expeditors International of Washington, Inc. Global logistics company	318,502	21,686,801
Commercial Services & Supplies 1.2%
Copart, Inc.(a) Services to process and sell salvage vehicles through auctions	422,925	20,207,357
Unifirst Corp. Workplace uniforms and protective clothing	193,302	27,655,717
Total		47,863,074

The accompanying Notes to Financial Statements are an integral part of this statement.
46	Columbia Acorn Family of Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Acorn® Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 8.0%
Gardner Denver Holdings, Inc.(a) Vacuum systems, bottle blowers, pumps and air & gas compressors	1,818,560	37,189,552
Graco, Inc. Technology for the management of fluids in industrial and commercial applications	893,030	37,373,306
ITT, Inc. Engineered components & customized technology solutions	736,968	35,573,445
Nordson Corp. Systems that apply adhesives, sealants, and coatings to products during manufacturing	277,134	33,075,943
Oshkosh Corp. Fire and emergency apparatuses and specialty commercial, and military trucks	241,762	14,822,428
Toro Co. (The) Turf equipment	1,094,231	61,145,628
WABCO Holdings, Inc.(a) Electronic braking, stability, suspension, and transmission control systems commercial vehicles	371,655	39,893,448
Woodward, Inc. Energy control systems and components for aircraft, industrial engines and turbines	605,374	44,973,234
Total		304,046,984
Professional Services 2.5%
CoStar Group, Inc.(a) Provides building-specific information to the United States commercial real estate industry and related industries	46,316	15,624,239
Exponent, Inc. Science and engineering consulting firm	412,000	20,892,520
ICF International, Inc. Management, technology, policy consulting, and implementation services	297,984	19,303,403
ManpowerGroup, Inc. Non-governmental employment services	290,452	18,821,290
Robert Half International, Inc. Temporary and permanent staffing services	357,119	20,427,207
Total		95,068,659
Road & Rail 2.3%
JB Hunt Transport Services, Inc. Logistics services	161,937	15,066,619
Old Dominion Freight Line, Inc. Inter-regional and multi-regional motor carrier	581,778	71,843,765
Total		86,910,384
Common Stocks (continued)
Issuer	Shares	Value ($)
Trading Companies & Distributors 1.3%
SiteOne Landscape Supply, Inc.(a) Landscape supplies	349,614	19,323,166
Watsco, Inc. Air conditioning, heating, and refrigeration equipment	221,628	30,837,320
Total		50,160,486
Total Industrials		628,861,924
Information Technology 20.0%
Electronic Equipment, Instruments & Components 1.7%
Cognex Corp. Machine vision systems	407,000	15,738,690
Coherent, Inc.(a) Laser-based photonic products	140,000	14,799,400
ePlus, Inc.(a) Provides IT hardware, software and services	205,657	14,636,609
IPG Photonics Corp.(a) High-power fiber lasers and amplifiers	168,125	19,046,881
Total		64,221,580
IT Services 4.6%
Black Knight, Inc.(a) Integrated technology, work flow automation, data and analytic solutions	832,215	37,499,608
Booz Allen Hamilton Holdings Corp. Technology consulting services to the U.S. government in the defense, intelligence, and civil markets	1,030,728	46,454,911
Broadridge Financial Solutions, Inc. Technology-based outsourcing solutions to the financial services industry	198,382	19,094,267
EPAM Systems, Inc.(a) Provides software development, outsourcing services, e-business, enterprise relationship management and content management solutions	481,460	55,854,175
Science Applications International Corp. Scientific, Engineering and technology consulting services	255,000	16,243,500
Total		175,146,461

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	47

Portfolio of Investments   (continued)
Columbia Acorn® Fund, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 4.0%
Brooks Automation, Inc. Automation solutions for the global semiconductor and related industries	626,080	16,390,774
Inphi Corp.(a) Analog semiconductor solutions	765,916	24,624,199
MKS Instruments, Inc. Instruments and components used to control and analyze gases in semiconductor manufacturing	392,824	25,380,359
Monolithic Power Systems, Inc. Power management solutions	241,726	28,100,648
Semtech Corp.(a) Analog and mixed-signal semiconductors	568,617	26,082,462
Teradyne, Inc. Semiconductor test products and services	1,017,317	31,923,407
Total		152,501,849
Software 9.7%
Alteryx, Inc., Class A(a) Data storage, retrieval, management, reporting, and analytics solutions	435,444	25,895,855
ANSYS, Inc.(a) Software solutions for design analysis and optimization	142,041	20,303,341
Blackline, Inc.(a) Develops and markets enterprise software	497,540	20,374,263
Cadence Design Systems, Inc.(a) Software technology, design and consulting services and technology	855,340	37,190,183
CyberArk Software Ltd.(a) IT security solutions	339,075	25,139,020
Guidewire Software, Inc.(a) Enterprise software for the property and casualty insurance industry	217,874	17,480,031
Mimecast Ltd.(a) Cloud security and risk management services for corporate information and email	866,150	29,128,624
MINDBODY, Inc., Class A(a) Business management software	554,360	20,178,704
Nutanix, Inc., Class A(a) Enterprise cloud platforms	598,803	24,904,217
Paylocity Holding Corp.(a) Cloud-based payroll and human capital management	332,000	19,989,720
Q2 Holdings, Inc.(a) Secure, cloud-based virtual banking solutions	524,168	25,972,524
Qualys, Inc.(a) Information technology security risk and compliance management solutions	570,134	42,611,815
Common Stocks (continued)
Issuer	Shares	Value ($)
Synopsys, Inc.(a) Electronic design automation solutions	189,948	16,001,220
Ultimate Software Group, Inc. (The)(a) Software solutions	86,686	21,226,801
Zuora, Inc., Class A(a) Develops cloud based software	1,125,000	20,407,500
Total		366,803,818
Total Information Technology		758,673,708
Materials 3.2%
Chemicals 2.0%
Celanese Corp., Class A Global integrated producer of chemicals and advanced materials	261,463	23,523,826
Orion Engineered Carbons SA Global supplier of Carbon Black	705,000	17,822,400
Quaker Chemical Corp. Custom-formulated chemical specialty products	189,772	33,724,382
Total		75,070,608
Containers & Packaging 1.2%
Avery Dennison Corp. Pressure-sensitive materials and a variety of tickets, tags and labels	515,799	46,334,224
Total Materials		121,404,832
Real Estate 4.0%
Equity Real Estate Investment Trusts (REITS) 2.0%
Coresite Realty Corp. Develops, owns & operates data centers	413,743	36,090,802
Lamar Advertising Co., Class A Outdoor advertising structures	582,133	40,271,961
Total		76,362,763
Real Estate Management & Development 2.0%
Colliers International Group, Inc. Commercial real estate, residential property management and property services	331,000	18,218,240
Jones Lang LaSalle, Inc. Real estate and investment management services	465,756	58,964,709
Total		77,182,949
Total Real Estate		153,545,712
Total Common Stocks (Cost: $3,182,316,690)		3,757,566,669

The accompanying Notes to Financial Statements are an integral part of this statement.
48	Columbia Acorn Family of Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Acorn® Fund, December 31, 2018
Securities Lending Collateral 0.4%
	Shares	Value ($)
Dreyfus Government Cash Management Fund, Institutional Shares, 2.372%(d),(e)	15,645,500	15,645,500
Total Securities Lending Collateral (Cost: $15,645,500)		15,645,500

Money Market Funds 1.1%

Columbia Short-Term Cash Fund, 2.459%(c),(d)	41,013,366	41,009,265
Total Money Market Funds (Cost: $41,009,265)		41,009,265
Total Investments in Securities (Cost $3,238,971,455)		3,814,221,434
Obligation to Return Collateral for Securities Loaned		(15,645,500)
Other Assets & Liabilities, Net		(210,879)
Net Assets		$3,798,365,055
Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	All or a portion of this security was on loan at December 31, 2018. The total market value of securities on loan at December 31, 2018 was $15,784,990.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividend — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Celldex Therapeutics, Inc†
	8,126,489	—	(8,126,489)	—	(17,193,753)	1,501,758	—	—
Central Garden & Pet Co.‡
	—	876,522	(193,000)	683,522	(1,317,892)	(2,815,890)	—	23,547,333
Columbia Short-Term Cash Fund, 2.459%
	—	911,010,611	(869,997,245)	41,013,366	—	—	626,471	41,009,265
Total of Affiliated Transactions					(18,511,645)	(1,314,132)	626,471	64,556,598

†	Issuer was not an affiliate at the end of period.
‡	Issuer was not an affiliate at the beginning of period.

(d)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(e)	Investment made with cash collateral received from securities lending activity.
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	49

Portfolio of Investments   (continued)
Columbia Acorn® Fund, December 31, 2018
Fair value measurements  (continued)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
The Committee is responsible for applying the Columbia Acorn Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	29,151,275	—	—	—	29,151,275
Consumer Discretionary	796,430,523	—	—	—	796,430,523
Consumer Staples	105,202,431	—	—	—	105,202,431
Energy	55,572,434	—	—	—	55,572,434
Financials	352,728,772	—	—	—	352,728,772
Health Care	755,995,058	—	—	—	755,995,058
Industrials	628,861,924	—	—	—	628,861,924
Information Technology	758,673,708	—	—	—	758,673,708
Materials	121,404,832	—	—	—	121,404,832
Real Estate	153,545,712	—	—	—	153,545,712
Total Common Stocks	3,757,566,669	—	—	—	3,757,566,669
Securities Lending Collateral	15,645,500	—	—	—	15,645,500
Money Market Funds	—	—	—	41,009,265	41,009,265
Total Investments in Securities	3,773,212,169	—	—	41,009,265	3,814,221,434
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
50	Columbia Acorn Family of Funds | Annual Report 2018

Portfolio of Investments
Columbia Acorn International®, December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.2%
Issuer	Shares	Value ($)
Australia 3.1%
carsales.com Ltd. Automotive & related industry websites	2,576,672	19,974,268
Costa Group Holdings Ltd. Fruits and vegetables	3,284,000	17,175,174
DuluxGroup Ltd. Manufactures and supplies paints and other surface coatings	5,257,000	24,294,526
National Storage REIT Owns self storage facilities	14,039,881	17,357,982
Total		78,801,950
Belgium 0.3%
Melexis NV Advanced integrated semiconductors, sensor ICs, and programmable sensor IC systems	114,030	6,636,118
Brazil 2.0%
CVC Brasil Operadora e Agencia de Viagens SA Travel services	879,000	13,875,307
Localiza Rent a Car SA Rents automobiles	1,907,100	14,638,773
Raia Drogasil SA Chain of pharmaceutical stores	477,000	7,033,619
Sul America SA Full service insurance company	2,200,900	16,240,919
Total		51,788,618
Cambodia 1.1%
NagaCorp Ltd. Leisure and tourism company	25,806,000	27,726,048
Canada 6.4%
CAE, Inc. Training solutions based on simulation technology and integrated training services	1,874,424	34,448,651
CCL Industries, Inc. Manufacturing services and specialty packaging products for the non-durable consumer products market	1,527,489	56,010,914
CES Energy Solutions Corp. Oil and natural gas industry	6,003,704	13,852,672
Osisko Gold Royalties Ltd. Precious metal royalty and stream company	1,817,605	15,936,663
ShawCor Ltd. Energy services company	920,156	11,175,056
Common Stocks (continued)
Issuer	Shares	Value ($)
Winpak Ltd. Packaging materials and machines for the protection of perishables	842,770	29,477,195
Total		160,901,151
China 2.1%
51job, Inc., ADR(a) Integrated human resource services	173,235	10,816,794
Minth Group Ltd. Exterior automobile body parts	2,421,000	7,812,496
New Oriental Education & Technology Group, Inc., ADR(a) Educational services	419,014	22,966,157
Shenzhou International Group Holdings Ltd. Manufactures and processes textiles	1,005,000	11,422,682
Total		53,018,129
Denmark 3.5%
Novozymes AS, Class B Enzymes for industrial use	739,159	33,027,415
SimCorp AS Global provider of highly specialised software for the investment management industry	818,342	56,122,928
Total		89,150,343
France 0.5%
Akka Technologies High-technology engineering consulting services	258,246	13,073,631
Germany 7.6%
AURELIUS Equity Opportunities SE & Co. KGaA Loans to distressed companies	209,007	7,599,336
MTU Aero Engines AG Develops and manufactures engines and offers commercial engine services and support	202,357	36,748,361
Nemetschek SE Standard software for designing, constructing and managing buildings and real estate	238,010	26,183,973
Norma Group SE Plastic and metal-based components and systems in connecting technology	408,568	20,255,094
Rational AG Food preparation appliances/processors and kitchen accessories	77,835	44,230,076
Stroeer SE & Co. KGaA Digital multi-channel media company	604,421	29,295,175
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	51

Portfolio of Investments   (continued)
Columbia Acorn International®, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Wirecard AG Internet payment and processing services	179,230	27,019,321
Total		191,331,336
Hong Kong 1.1%
Value Partners Group Ltd. Independent, value oriented asset management group	21,941,000	15,234,813
Vitasoy International Holdings Ltd. Food and beverages	3,312,000	12,607,708
Total		27,842,521
India 2.4%
Cholamandalam Investment and Finance Co., Ltd. Financial services provider	694,000	12,513,731
Havells India Ltd. Manufactures electrical products	1,590,907	15,741,968
Zee Entertainment Enterprises Ltd. Hindi films, serials, game shows and children’s programs	4,656,780	31,765,005
Total		60,020,704
Indonesia 0.5%
PT Matahari Department Store Tbk Retail clothes, accessories, bags, shoes, cosmetics, household appliances, and management consulting services.	30,711,200	11,953,196
Ireland 1.0%
UDG Healthcare PLC Commercialisation solutions for health care companies	3,459,938	26,341,261
Italy 3.9%
Brembo SpA Braking systems and components	5,385,271	54,960,935
Davide Campari-Milano SpA Global producer & distributor of branded spirits, wines and soft drinks	3,165,856	26,809,712
Industria Macchine Automatiche SpA Packaging machinery for the food, pharmaceuticals, and cosmetics industries	261,370	16,316,713
Total		98,087,360
Common Stocks (continued)
Issuer	Shares	Value ($)
Japan 20.5%
Aeon Credit Service Co., Ltd. Credit card company	1,113,000	19,745,555
Aeon Mall Co., Ltd. Large-scale shopping malls	2,007,700	31,986,134
Aica Kogyo Co., Ltd. Manufactures adhesives, melamine boards, and housing materials	320,000	10,700,317
Amano Corp. Electronic time recorders and information systems	485,000	9,357,297
Azbil Corp. Provides measurement and control technologies	1,238,440	24,476,264
cocokara fine, Inc. Drug chain stores	390,200	19,006,593
Daiseki Co., Ltd. Waste Disposal & Recycling	582,400	12,027,372
Disco Corp. Abrasive and precision industrial machinery for cutting and grinding purposes	112,600	13,091,850
Fuji Oil Holdings, Inc. Specialty vegetable oils and fats	640,800	20,456,369
Glory Ltd. Vending machines, coin-operated lockers, money handling machines, and data processing terminals	995,400	22,384,674
Hikari Tsushin, Inc. Distribution network, telecommunication, office automation equipment, in-house products and individual insurance plans	286,628	44,801,679
Hoshizaki Corp. Commercial Kitchen Equipment	123,000	7,463,486
KH Neochem Co., Ltd. Manufactures and sells petroleum chemical products	614,800	12,932,574
Mandom Corp. Cosmetic products for men and women	827,200	22,537,886
Milbon Co., Ltd. Hair Products for Salons	140,000	5,698,993
Miura Co., Ltd. Industrial boilers and related equipment	564,400	12,820,025
Nakanishi, Inc. Dental Tools & Machinery	490,000	8,355,528
Nissan Chemical Industries Ltd. Variety of chemical products	257,300	13,426,672
Obic Co., Ltd. Computer system integration, office automation, consultation, and system support services	334,500	25,819,554
Persol Holdings Co., Ltd. Human resource solutions	1,162,200	17,239,450

The accompanying Notes to Financial Statements are an integral part of this statement.
52	Columbia Acorn Family of Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Acorn International®, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Santen Pharmaceutical Co., Ltd. Ophthalmic medicine	1,656,500	23,900,416
SCSK Corp. IT services	410,900	14,559,666
Sekisui Chemical Co., Ltd. Unit residential houses in addition to parcels of land	1,763,000	26,208,123
Seria Co., Ltd.(b) Operates 100 yen chain stores	1,201,100	40,846,722
Sohgo Security Services Co., Ltd. Around the clock security services	451,400	21,090,612
Sony Financial Holdings, Inc. Financial holding company	459,000	8,554,196
TechnoPro Holdings, Inc. Medical & electronic design and IT & software development	176,000	7,230,466
Ushio, Inc. Lamps and optical equipment	1,174,000	12,437,849
Valqua Ltd. Rubber, fiber and resin products	396,000	7,959,653
Total		517,115,975
Malta 2.1%
Unibet Group PLC Online gambling services	5,676,638	52,183,641
Mexico 1.9%
Grupo Aeroportuario del Sureste SAB de CV, ADR Operates airports in Mexico	311,000	46,836,600
Netherlands 1.5%
Aalberts Industries NV Industrial services and flow control systems	1,140,709	37,938,182
Norway 0.4%
Atea ASA Nordic and Baltic supplier of IT infrastructure	738,000	9,490,714
Philippines 0.5%
Universal Robina Corp. Branded consumer foods	5,173,340	12,465,559
Poland 0.4%
KRUK SA Debt collection services	214,000	8,970,233
Russian Federation 0.9%
TCS Group Holding PLC, GDR Online retail financial services	1,430,130	22,252,823
Singapore 1.3%
Common Stocks (continued)
Issuer	Shares	Value ($)
Mapletree Commercial Trust Singapore-focused real estate investment trust	13,953,300	16,883,488
Singapore Exchange Singapore’s Securities and derivatives exchange and clearing houses	3,156,000	16,540,003
Total		33,423,491
South Africa 1.4%
Clicks Group Ltd. Owns and operates chains of retail stores	596,748	7,933,418
PSG Group Ltd. Diversified financial services	1,579,507	26,782,450
Total		34,715,868
South Korea 3.9%
GS Retail Co., Ltd. Chain of retail stores	465,563	16,871,999
Koh Young Technology, Inc. 3D measurement and inspection equipment for testing various machineries	318,715	23,595,451
Korea Investment Holdings Co., Ltd. Financial holding company	319,916	17,109,841
Korea Zinc Co. Ltd. Non-ferrous metal smelting	96,746	37,460,732
Modetour Network, Inc. Travel services	180,585	3,897,762
Total		98,935,785
Spain 1.3%
Fluidra SA(a) Irrigation and swimming pool equipment	730,694	8,196,113
Prosegur Cia de Seguridad SA, Registered Shares Security and transportation services	4,818,009	24,382,325
Total		32,578,438
Sweden 4.3%
Hexagon AB, Class B Design, measurement and visualisation technologies	1,110,108	51,317,572
Sweco AB, Class B Consulting company specializing in engineering, environmental technology, and architecture	744,328	16,573,033
Trelleborg AB, Class B Manufactures and distributes industrial products	2,611,927	41,152,561
Total		109,043,166

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	53

Portfolio of Investments   (continued)
Columbia Acorn International®, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Switzerland 2.4%
Belimo Holding AG, Registered Shares Manufactures heating, ventilation and air conditioning equipment	2,200	8,824,354
Bossard Holding AG, Class A, Registered Shares Fastening devices, industrial adhesives & tools	62,500	8,921,647
Inficon Holding AG Vacuum instruments used to monitor and control production processes	18,750	9,506,290
Kardex AG Storage, warehouse and materials handling systems	72,000	8,325,455
Partners Group Holding AG(b) Global private markets asset management firm	43,073	26,203,315
Total		61,781,061
Taiwan 2.9%
Gourmet Master Co., Ltd. Coffee & bakery cafes	1,495,656	10,013,640
Parade Technologies Ltd. Fabless semiconductor company	1,502,000	21,126,495
Silergy Corp. High performance analog integrated circuits	1,071,000	15,760,491
Silicon Motion Technology Corp., ADR Semiconductor products	322,703	11,133,254
Sinbon Electronics Co., Ltd. Cable, connectors & modems	5,946,000	16,016,985
Total		74,050,865
Thailand 0.4%
Muangthai Capital PCL, Foreign Registered Shares Commercial lending company	7,444,200	11,218,899
United Kingdom 14.3%
Ascential PLC Media and consultancy services	5,036,056	24,199,406
Croda International PLC Chemicals and chemical products	492,098	29,388,541
Dechra Pharmaceuticals PLC International veterinary pharmaceuticals	783,027	20,688,439
Domino’s Pizza Group PLC Pizza delivery stores	2,441,242	7,255,473
GW Pharmaceuticals PLC, ADR(a) Cannabinoid prescription medicines	195,000	18,991,050
Halma PLC Products that detect hazards and protect assets and people in public and commercial buildings	2,166,921	37,748,700
Intermediate Capital Group PLC Private equity firm	2,995,287	35,728,434
Common Stocks (continued)
Issuer	Shares	Value ($)
Renishaw PLC High technology precision measuring and calibration equipment	235,000	12,723,431
Rentokil Initial PLC Fully integrated facilities management and essential support services	12,190,346	52,442,835
Rightmove PLC Website that lists properties across Britain	7,174,517	39,539,447
Safestore Holdings PLC Self storage facilities	2,605,580	16,821,228
Spirax-Sarco Engineering PLC Consultation, service and products for the control and efficient management of steam and industrial fluids	478,199	38,062,673
WH Smith PLC Retails books, magazines, newspapers, and periodicals	1,309,564	28,727,345
Total		362,317,002
United States 1.3%
Inter Parfums, Inc. Fragrances and related products	210,851	13,825,500
Ultragenyx Pharmaceutical, Inc.(a) Therapeutics and sialic acid for treating metabolic, body myopathy, glucuronidase, and rare genetic diseases	430,153	18,703,053
Total		32,528,553
Total Common Stocks (Cost: $2,049,675,096)		2,454,519,221

Preferred Stocks 0.5%
Issuer	Shares	Value ($)
Germany 0.5%
Sartorius AG Precision electronic equipment and components	99,747	12,414,214
Total Preferred Stocks (Cost: $9,748,894)		12,414,214

The accompanying Notes to Financial Statements are an integral part of this statement.
54	Columbia Acorn Family of Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Acorn International®, December 31, 2018
Securities Lending Collateral 1.2%
	Shares	Value ($)
Dreyfus Government Cash Management Fund, Institutional Shares, 2.372%(c),(d)	30,272,040	30,272,040
Total Securities Lending Collateral (Cost: $30,272,040)		30,272,040
Total Investments in Securities(e) (Cost: $2,089,696,030)		2,497,205,475
Obligation to Return Collateral for Securities Loaned		(30,272,040)
Other Assets & Liabilities, Net		58,497,908
Net Assets		$2,525,431,343
Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	All or a portion of this security was on loan at December 31, 2018. The total market value of securities on loan at December 31, 2018 was $29,435,320.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(d)	Investment made with cash collateral received from securities lending activity.
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividend — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	—	586,517,692	(586,517,692)	—	—	—	536,387	—
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying the Columbia Acorn Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	55

Portfolio of Investments   (continued)
Columbia Acorn International®, December 31, 2018
Fair value measurements  (continued)
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	78,801,950	—	78,801,950
Belgium	—	6,636,118	—	6,636,118
Brazil	51,788,618	—	—	51,788,618
Cambodia	—	27,726,048	—	27,726,048
Canada	160,901,151	—	—	160,901,151
China	33,782,951	19,235,178	—	53,018,129
Denmark	—	89,150,343	—	89,150,343
France	—	13,073,631	—	13,073,631
Germany	—	191,331,336	—	191,331,336
Hong Kong	—	27,842,521	—	27,842,521
India	—	60,020,704	—	60,020,704
Indonesia	—	11,953,196	—	11,953,196
Ireland	—	26,341,261	—	26,341,261
Italy	—	98,087,360	—	98,087,360
Japan	—	517,115,975	—	517,115,975
Malta	—	52,183,641	—	52,183,641
Mexico	46,836,600	—	—	46,836,600
Netherlands	—	37,938,182	—	37,938,182
Norway	—	9,490,714	—	9,490,714
Philippines	—	12,465,559	—	12,465,559
Poland	—	8,970,233	—	8,970,233
Russian Federation	—	22,252,823	—	22,252,823
Singapore	—	33,423,491	—	33,423,491
South Africa	—	34,715,868	—	34,715,868
South Korea	—	98,935,785	—	98,935,785
Spain	—	32,578,438	—	32,578,438
Sweden	—	109,043,166	—	109,043,166
Switzerland	—	61,781,061	—	61,781,061
Taiwan	11,133,254	62,917,611	—	74,050,865
Thailand	—	11,218,899	—	11,218,899
United Kingdom	18,991,050	343,325,952	—	362,317,002
United States	32,528,553	—	—	32,528,553
Total Common Stocks	355,962,177	2,098,557,044	—	2,454,519,221
Preferred Stocks
Germany	—	12,414,214	—	12,414,214
Total Preferred Stocks	—	12,414,214	—	12,414,214
Securities Lending Collateral	30,272,040	—	—	30,272,040
Total Investments in Securities	386,234,217	2,110,971,258	—	2,497,205,475
The accompanying Notes to Financial Statements are an integral part of this statement.
56	Columbia Acorn Family of Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Acorn International®, December 31, 2018
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using a market approach, in which a security’s value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	57

Portfolio of Investments
Columbia Acorn USA®, December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.1%
Issuer	Shares	Value ($)
Communication Services 0.8%
Interactive Media & Services 0.8%
Care.com, Inc.(a) Child, adult, senior, pet and home care services	115,119	2,222,948
Total Communication Services		2,222,948
Consumer Discretionary 17.7%
Auto Components 3.5%
Cooper-Standard Holding, Inc.(a) Sealing, fuel and brake delivery, fluid transfer systems, anti-vibration systems components, subsystems, and modules	27,020	1,678,482
Dorman Products, Inc.(a) Automotive products and home hardware	44,962	4,047,479
LCI Industries Recreational vehicles and equipment	40,956	2,735,861
Visteon Corp.(a) Automotive systems, modules and components	20,359	1,227,241
Total		9,689,063
Distributors 0.9%
Pool Corp. Swimming pool supplies, equipment and leisure products	16,235	2,413,333
Diversified Consumer Services 0.8%
Adtalem Global Education, Inc.(a) Higher education institutions	49,721	2,352,798
Hotels, Restaurants & Leisure 7.6%
Choice Hotels International, Inc. Vacation rental properties, travel tips and other services	26,916	1,926,647
Churchill Downs, Inc. Horse racing company, home of the Kentucky Derby	12,538	3,058,520
Dave & Buster’s Entertainment, Inc. Venues that combine dining and entertainment for adults and families	96,842	4,315,280
Extended Stay America, Inc. Hotels and motels	250,248	3,878,844
Red Rock Resorts, Inc., Class A Casino & entertainment properties	125,621	2,551,362
Six Flags Entertainment Corp. Theme parks across North America	25,704	1,429,914
Common Stocks (continued)
Issuer	Shares	Value ($)
Texas Roadhouse, Inc. Moderately priced, full service restaurant chain	33,606	2,006,278
Wingstop, Inc. Cooked-to-order chicken wings	28,338	1,819,016
Total		20,985,861
Household Durables 2.4%
Cavco Industries, Inc.(a) Designs and manufactures systems-built structures	12,102	1,577,859
Helen of Troy Ltd.(a) Brand-name hair and comfort products	13,251	1,738,266
iRobot Corp.(a),(b) Manufactures robots for cleaning	25,419	2,128,587
Skyline Champion Corp. Factory-built housing	82,302	1,209,016
Total		6,653,728
Leisure Products 1.8%
Brunswick Corp. Consumer products serving the outdoor and indoor active recreation markets	43,110	2,002,459
MasterCraft Boat Holdings, Inc.(a) Recreational powerboats	157,000	2,935,900
Total		4,938,359
Specialty Retail 0.7%
Boot Barn Holdings, Inc.(a) Western and work gear	110,000	1,873,300
Total Consumer Discretionary		48,906,442
Consumer Staples 6.1%
Beverages 0.8%
MGP Ingredients, Inc. Distillery ingredients and products	40,503	2,310,696
Food & Staples Retailing 0.9%
BJ’s Wholesale Club Holdings, Inc.(a) Warehouse club	116,508	2,581,817
Household Products 2.7%
Central Garden & Pet Co.(a) Lawn, garden & pet supply products	119,159	4,105,028
WD-40 Co. Multi-purpose lubricant products and heavy-duty hand cleaners	18,343	3,361,538
Total		7,466,566
The accompanying Notes to Financial Statements are an integral part of this statement.
58	Columbia Acorn Family of Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Acorn USA®, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Personal Products 1.7%
Inter Parfums, Inc. Fragrances and related products	69,416	4,551,607
Total Consumer Staples		16,910,686
Energy 1.1%
Energy Equipment & Services 0.5%
Core Laboratories NV Reservoir description, production enhancement, and reservoir management services	21,287	1,269,982
Oil, Gas & Consumable Fuels 0.6%
Callon Petroleum Co.(a) Independent energy company	251,416	1,631,690
Total Energy		2,901,672
Financials 12.9%
Banks 5.8%
First Busey Corp. Multi-bank holding company	124,292	3,050,126
Great Southern Bancorp, Inc. Real estate, commercial real estate, commercial business, consumer, and construction loans	53,511	2,463,111
Lakeland Financial Corp. Bank holding company	77,026	3,093,364
OFG Bancorp Holding company for Oriental Bank	168,694	2,776,703
Sandy Spring Bancorp, Inc. Holding company for Sandy Spring Bank	79,368	2,487,393
Trico Bancshares Holding company for Tri Counties Bank	64,874	2,192,093
Total		16,062,790
Capital Markets 3.9%
Ares Management Corp., Class A Asset management firm	132,856	2,362,180
Hamilton Lane, Inc., Class A Private market investment solutions	43,093	1,594,441
Houlihan Lokey, Inc. Investment bank	125,793	4,629,182
OM Asset Management Plc Asset management company	196,982	2,103,768
Total		10,689,571
Consumer Finance 0.7%
FirstCash, Inc. Owns and operates pawn stores	27,591	1,996,209
Common Stocks (continued)
Issuer	Shares	Value ($)
Thrifts & Mortgage Finance 2.5%
Merchants Bancorp Bank holding company	99,844	1,992,886
OceanFirst Financial Corp. New Jersey banks	117,313	2,640,716
Walker & Dunlop, Inc. Commercial real estate financial services	54,382	2,352,021
Total		6,985,623
Total Financials		35,734,193
Health Care 19.6%
Biotechnology 7.0%
Agios Pharmaceuticals, Inc.(a) Therapeutics in the field of cancer metabolism	45,060	2,077,717
Amicus Therapeutics, Inc.(a) Orally-administered, small molecule drugs to treat human genetic diseases	257,532	2,467,156
Enanta Pharmaceuticals, Inc.(a) Pharmaceutical products	30,827	2,183,476
Kiniksa Pharmaceuticals Ltd., Class A(a),(b) Clinical-stage biopharmaceutical company	80,085	2,249,588
Ligand Pharmaceuticals, Inc.(a) Drugs that regulate hormone activated intracellular receptors	19,052	2,585,356
Loxo Oncology, Inc.(a) Researches and develops cancer drugs	17,232	2,413,686
MacroGenics, Inc.(a) Treatments for autoimmune disorders, cancer and infectious diseases	164,378	2,087,601
Repligen Corp.(a) Supplier to Biopharma Industry	29,635	1,562,950
Ultragenyx Pharmaceutical, Inc.(a) Therapeutics and sialic acid for treating metabolic, body myopathy, glucuronidase, and rare genetic diseases	38,095	1,656,371
Total		19,283,901
Health Care Equipment & Supplies 6.8%
Atrion Corp. Medical products and components	4,707	3,488,263
AxoGen, Inc.(a) Technologies for peripheral nerve reconstruction and regeneration	133,013	2,717,455
Cerus Corp.(a) Systems to enhance the safety of blood transfusions	285,000	1,444,950
iRhythm Technologies, Inc.(a) Medical instruments	32,696	2,271,718

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	59

Portfolio of Investments   (continued)
Columbia Acorn USA®, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Orthofix Medical, Inc.(a) Spine fixation, biological, and other orthopedic and spine solutions	40,883	2,145,949
Sientra, Inc.(a) Plastic surgery implantable devices	107,211	1,362,652
Tactile Systems Technology, Inc.(a) Technology for treating lymphedema, chronic swelling & venous ulcers	55,560	2,530,758
Tandem Diabetes Care, Inc.(a) Produces medical devices	75,913	2,882,417
Total		18,844,162
Health Care Providers & Services 3.7%
AMN Healthcare Services, Inc.(a) Temporary healthcare staffing	39,952	2,263,681
Chemed Corp. Hospice and palliative care services	15,694	4,445,796
HealthEquity, Inc.(a) Technology-enabled services platforms for consumers to make healthcare saving and spending decisions	32,335	1,928,783
Tivity Health, Inc.(a) Health fitness solutions	65,655	1,628,901
Total		10,267,161
Pharmaceuticals 2.1%
GW Pharmaceuticals PLC, ADR(a) Cannabinoid prescription medicines	19,253	1,875,050
Optinose, Inc.(a),(b) Health care services	268,539	1,664,942
Reata Pharmaceuticals, Inc., Class A(a) Biopharmaceutical company	38,006	2,132,136
Total		5,672,128
Total Health Care		54,067,352
Industrials 11.0%
Aerospace & Defense 0.8%
BWX Technologies, Inc. Nuclear components and fuel	56,066	2,143,403
Commercial Services & Supplies 3.3%
Brink’s Co. (The) Provides security services globally	24,128	1,559,875
Healthcare Services Group, Inc.(b) Housekeeping, laundry, linen, facility maintenance, and food services	57,386	2,305,770
Unifirst Corp. Workplace uniforms and protective clothing	35,687	5,105,739
Total		8,971,384
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 2.5%
ITT, Inc. Engineered components & customized technology solutions	54,040	2,608,511
Toro Co. (The) Turf equipment	31,383	1,753,682
Woodward, Inc. Energy control systems and components for aircraft, industrial engines and turbines	35,023	2,601,859
Total		6,964,052
Professional Services 1.8%
Exponent, Inc. Science and engineering consulting firm	58,076	2,945,034
ICF International, Inc. Management, technology, policy consulting, and implementation services	31,904	2,066,741
Total		5,011,775
Road & Rail 1.7%
Landstar System, Inc. Truckload carrier	19,877	1,901,633
Saia, Inc.(a) Trucking transportation	50,659	2,827,785
Total		4,729,418
Trading Companies & Distributors 0.9%
SiteOne Landscape Supply, Inc.(a) Landscape supplies	44,703	2,470,735
Total Industrials		30,290,767
Information Technology 20.5%
Electronic Equipment, Instruments & Components 1.7%
ePlus, Inc.(a) Provides IT hardware, software and services	40,707	2,897,117
Novanta, Inc.(a) Precision photonics and motion control components and subsystems	29,298	1,845,774
Total		4,742,891

The accompanying Notes to Financial Statements are an integral part of this statement.
60	Columbia Acorn Family of Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Acorn USA®, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 2.3%
CoreLogic, Inc.(a) Consumer, financial and property information, analytics and services to business and government	37,239	1,244,527
Endava PLC, ADR(a) IT services	75,554	1,831,429
Hackett Group Business consulting and technology implementation	107,666	1,723,733
Science Applications International Corp. Scientific, Engineering and technology consulting services	24,846	1,582,690
Total		6,382,379
Semiconductors & Semiconductor Equipment 3.6%
Advanced Energy Industries, Inc.(a) Engineered precision power conversion, measurement and control solutions	49,349	2,118,553
Entegris, Inc. Microelectronics materials management	64,185	1,790,441
Inphi Corp.(a) Analog semiconductor solutions	64,327	2,068,113
MKS Instruments, Inc. Instruments and components used to control and analyze gases in semiconductor manufacturing	25,881	1,672,171
Semtech Corp.(a) Analog and mixed-signal semiconductors	45,892	2,105,066
Total		9,754,344
Software 12.9%
Alteryx, Inc., Class A(a) Data storage, retrieval, management, reporting, and analytics solutions	67,594	4,019,815
Anaplan, Inc.(a) Cloud platform for business applications	70,085	1,860,056
Blackline, Inc.(a) Develops and markets enterprise software	70,291	2,878,416
CyberArk Software Ltd.(a) IT security solutions	65,210	4,834,669
j2 Global, Inc. Cloud-based communications and storage messaging services	35,205	2,442,523
Manhattan Associates, Inc.(a) Information technology solutions for distribution centers	67,394	2,855,484
Mimecast Ltd.(a) Cloud security and risk management services for corporate information and email	97,221	3,269,542
MINDBODY, Inc., Class A(a) Business management software	57,779	2,103,156
Common Stocks (continued)
Issuer	Shares	Value ($)
Q2 Holdings, Inc.(a) Secure, cloud-based virtual banking solutions	38,675	1,916,346
Qualys, Inc.(a) Information technology security risk and compliance management solutions	50,844	3,800,081
Zscaler, Inc.(a) Cloud-based internet security platform	74,502	2,921,223
Zuora, Inc., Class A(a) Develops cloud based software	151,340	2,745,308
Total		35,646,619
Total Information Technology		56,526,233
Materials 2.6%
Chemicals 2.6%
Orion Engineered Carbons SA Global supplier of Carbon Black	124,013	3,135,049
PolyOne Corp. International polymer services company	64,910	1,856,426
Quaker Chemical Corp. Custom-formulated chemical specialty products	12,069	2,144,782
Total		7,136,257
Total Materials		7,136,257
Real Estate 3.8%
Equity Real Estate Investment Trusts (REITS) 2.1%
Coresite Realty Corp. Develops, owns & operates data centers	34,445	3,004,638
UMH Properties, Inc. Real estate investment trust	248,655	2,944,075
Total		5,948,713
Real Estate Management & Development 1.7%
Colliers International Group, Inc. Commercial real estate, residential property management and property services	40,266	2,216,241
FirstService Corp. Real estate services	34,415	2,356,739
Total		4,572,980
Total Real Estate		10,521,693
Total Common Stocks (Cost: $251,994,876)		265,218,243

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	61

Portfolio of Investments   (continued)
Columbia Acorn USA®, December 31, 2018
Limited Partnerships 1.5%
Issuer	Shares	Value ($)
Consumer Discretionary 1.5%
Hotels, Restaurants & Leisure 1.5%
Cedar Fair LP Owns and operates amusement parks	91,301	4,318,537
Total Consumer Discretionary		4,318,537
Total Limited Partnerships (Cost: $5,072,954)		4,318,537

Securities Lending Collateral 1.5%
	Shares	Value ($)
Dreyfus Government Cash Management Fund, Institutional Shares, 2.372%(c),(d)	4,068,915	4,068,915
Total Securities Lending Collateral (Cost: $4,068,915)		4,068,915

Money Market Funds 2.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(c),(e)	6,552,142	6,551,486
Total Money Market Funds (Cost: $6,551,486)		6,551,486
Total Investments in Securities (Cost $267,688,231)		280,157,181
Obligation to Return Collateral for Securities Loaned		(4,068,915)
Other Assets & Liabilities, Net		(94,502)
Net Assets		$275,993,764

Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	All or a portion of this security was on loan at December 31, 2018. The total market value of securities on loan at December 31, 2018 was $3,898,417.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(d)	Investment made with cash collateral received from securities lending activity.
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividend — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	—	97,052,141	(90,499,999)	6,552,142	—	—	84,599	6,551,486
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward
The accompanying Notes to Financial Statements are an integral part of this statement.
62	Columbia Acorn Family of Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Acorn USA®, December 31, 2018
Fair value measurements  (continued)
foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
The Committee is responsible for applying the Columbia Acorn Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	2,222,948	—	—	—	2,222,948
Consumer Discretionary	48,906,442	—	—	—	48,906,442
Consumer Staples	16,910,686	—	—	—	16,910,686
Energy	2,901,672	—	—	—	2,901,672
Financials	35,734,193	—	—	—	35,734,193
Health Care	54,067,352	—	—	—	54,067,352
Industrials	30,290,767	—	—	—	30,290,767
Information Technology	56,526,233	—	—	—	56,526,233
Materials	7,136,257	—	—	—	7,136,257
Real Estate	10,521,693	—	—	—	10,521,693
Total Common Stocks	265,218,243	—	—	—	265,218,243
Limited Partnerships
Consumer Discretionary	4,318,537	—	—	—	4,318,537
Securities Lending Collateral	4,068,915	—	—	—	4,068,915
Money Market Funds	—	—	—	6,551,486	6,551,486
Total Investments in Securities	273,605,695	—	—	6,551,486	280,157,181
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	63

Portfolio of Investments
Columbia Acorn International SelectSM, December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 94.2%
Issuer	Shares	Value ($)
Australia 1.9%
DuluxGroup Ltd. Manufactures and supplies paints and other surface coatings	454,738	2,101,511
Canada 5.7%
CAE, Inc. Training solutions based on simulation technology and integrated training services	113,000	2,076,743
CCL Industries, Inc. Manufacturing services and specialty packaging products for the non-durable consumer products market	111,624	4,093,098
Total		6,169,841
China 5.6%
NetEase, Inc., ADR Internet technology company that develops applications, services and Internet technologies	10,293	2,422,663
New Oriental Education & Technology Group, Inc., ADR(a) Educational services	67,508	3,700,114
Total		6,122,777
Denmark 3.7%
Novozymes AS, Class B Enzymes for industrial use	90,956	4,064,135
France 2.1%
Legrand SA Products and systems for electrical installations and information networks	39,673	2,242,812
Germany 9.5%
MTU Aero Engines AG Develops and manufactures engines and offers commercial engine services and support	21,697	3,940,210
Nemetschek SE Standard software for designing, constructing and managing buildings and real estate	31,629	3,479,572
Wirecard AG Internet payment and processing services	19,216	2,896,855
Total		10,316,637
Common Stocks (continued)
Issuer	Shares	Value ($)
India 5.0%
Cholamandalam Investment and Finance Co., Ltd. Financial services provider	145,516	2,623,844
Zee Entertainment Enterprises Ltd. Hindi films, serials, game shows and children’s programs	416,338	2,839,941
Total		5,463,785
Italy 4.5%
Brembo SpA Braking systems and components	259,154	2,644,871
Davide Campari-Milano SpA Global producer & distributor of branded spirits, wines and soft drinks	269,811	2,284,865
Total		4,929,736
Japan 16.5%
Aeon Mall Co., Ltd. Large-scale shopping malls	219,200	3,492,235
Hikari Tsushin, Inc. Distribution network, telecommunication, office automation equipment, in-house products and individual insurance plans	13,800	2,157,023
Recruit Holdings Co., Ltd. Information providing services in human resource, housing, bridal, travel, restaurants, beauty, automobiles, and education and more	196,600	4,749,607
Santen Pharmaceutical Co., Ltd. Ophthalmic medicine	163,500	2,359,021
Sekisui Chemical Co., Ltd. Unit residential houses in addition to parcels of land	137,500	2,044,025
Sony Financial Holdings, Inc. Financial holding company	174,600	3,253,949
Total		18,055,860
Mexico 2.3%
Grupo Aeroportuario del Sureste SAB de CV, ADR Operates airports in Mexico	16,879	2,541,978
Netherlands 6.3%
Aalberts Industries NV Industrial services and flow control systems	67,200	2,234,966
Koninklijke Philips NV Health technology focused on improving people’s health	133,716	4,688,015
Total		6,922,981
The accompanying Notes to Financial Statements are an integral part of this statement.
64	Columbia Acorn Family of Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Acorn International SelectSM, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Singapore 2.2%
Mapletree Commercial Trust Singapore-focused real estate investment trust	2,018,800	2,442,747
South Africa 2.0%
Naspers Ltd., Class N Electronic and print media industries	11,061	2,214,594
South Korea 5.5%
Korea Investment Holdings Co., Ltd. Financial holding company	38,200	2,043,024
Korea Zinc Co. Ltd. Non-ferrous metal smelting	10,090	3,906,919
Total		5,949,943
Sweden 6.2%
Hexagon AB, Class B Design, measurement and visualisation technologies	98,952	4,574,309
Trelleborg AB, Class B Manufactures and distributes industrial products	138,696	2,185,243
Total		6,759,552
Switzerland 2.7%
Partners Group Holding AG Global private markets asset management firm	4,785	2,910,939
Taiwan 1.8%
Largan Precision Co., Ltd. Optical lens modules and optoelectronic components	19,000	1,982,555
United Kingdom 10.7%
Halma PLC Products that detect hazards and protect assets and people in public and commercial buildings	193,191	3,365,471
Rentokil Initial PLC Fully integrated facilities management and essential support services	779,714	3,354,327
Common Stocks (continued)
Issuer	Shares	Value ($)
Rightmove PLC Website that lists properties across Britain	433,244	2,387,649
Spirax-Sarco Engineering PLC Consultation, service and products for the control and efficient management of steam and industrial fluids	32,642	2,598,169
Total		11,705,616
Total Common Stocks (Cost: $92,474,929)		102,897,999

Preferred Stocks 2.4%
Issuer	Shares	Value ($)
Germany 2.4%
Sartorius AG Precision electronic equipment and components	21,266	2,646,703
Total Preferred Stocks (Cost: $2,108,325)		2,646,703

Money Market Funds 3.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(b),(c)	3,482,775	3,482,426
Total Money Market Funds (Cost: $3,482,426)		3,482,426
Total Investments in Securities (Cost: $98,065,680)		109,027,128
Other Assets & Liabilities, Net		239,053
Net Assets		$109,266,181

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	65

Portfolio of Investments   (continued)
Columbia Acorn International SelectSM, December 31, 2018
Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividend — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	—	23,901,675	(20,418,900)	3,482,775	—	—	34,282	3,482,426
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
The Committee is responsible for applying the Columbia Acorn Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The accompanying Notes to Financial Statements are an integral part of this statement.
66	Columbia Acorn Family of Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Acorn International SelectSM, December 31, 2018
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	2,101,511	—	—	2,101,511
Canada	6,169,841	—	—	—	6,169,841
China	6,122,777	—	—	—	6,122,777
Denmark	—	4,064,135	—	—	4,064,135
France	—	2,242,812	—	—	2,242,812
Germany	—	10,316,637	—	—	10,316,637
India	—	5,463,785	—	—	5,463,785
Italy	—	4,929,736	—	—	4,929,736
Japan	—	18,055,860	—	—	18,055,860
Mexico	2,541,978	—	—	—	2,541,978
Netherlands	—	6,922,981	—	—	6,922,981
Singapore	—	2,442,747	—	—	2,442,747
South Africa	—	2,214,594	—	—	2,214,594
South Korea	—	5,949,943	—	—	5,949,943
Sweden	—	6,759,552	—	—	6,759,552
Switzerland	—	2,910,939	—	—	2,910,939
Taiwan	—	1,982,555	—	—	1,982,555
United Kingdom	—	11,705,616	—	—	11,705,616
Total Common Stocks	14,834,596	88,063,403	—	—	102,897,999
Preferred Stocks
Germany	—	2,646,703	—	—	2,646,703
Total Preferred Stocks	—	2,646,703	—	—	2,646,703
Money Market Funds	—	—	—	3,482,426	3,482,426
Total Investments in Securities	14,834,596	90,710,106	—	3,482,426	109,027,128
The Fund’s assets assigned to the Level 2 input category are generally valued using a market approach, in which a security’s value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	67

Portfolio of Investments
Columbia Acorn SelectSM, December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.1%
Issuer	Shares	Value ($)
Consumer Discretionary 17.9%
Auto Components 4.4%
LCI Industries Recreational vehicles and equipment	153,182	10,232,558
Distributors 3.8%
LKQ Corp.(a) Automotive products and services	378,404	8,979,527
Hotels, Restaurants & Leisure 4.4%
Vail Resorts, Inc. Operates resorts globally	49,136	10,358,851
Household Durables 4.4%
Cavco Industries, Inc.(a) Designs and manufactures systems-built structures	41,822	5,452,752
NVR, Inc.(a) Builds and markets homes and conducts mortgage banking activities	2,050	4,995,830
Total		10,448,582
Specialty Retail 0.9%
Boot Barn Holdings, Inc.(a) Western and work gear	120,000	2,043,600
Total Consumer Discretionary		42,063,118
Financials 12.1%
Banks 4.4%
SVB Financial Group(a) Holding company for Silicon Valley Bank	54,849	10,416,922
Capital Markets 5.0%
Ares Management Corp., Class A Asset management firm	296,416	5,270,277
Raymond James Financial, Inc. Financial services to individuals, corporations, and municipalities	87,800	6,533,198
Total		11,803,475
Thrifts & Mortgage Finance 2.7%
OceanFirst Financial Corp. New Jersey banks	281,000	6,325,310
Total Financials		28,545,707
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 19.6%
Biotechnology 2.6%
Seattle Genetics, Inc.(a) Monoclonal antibody-based drugs to treat cancer and related diseases	65,300	3,699,898
Ultragenyx Pharmaceutical, Inc.(a) Therapeutics and sialic acid for treating metabolic, body myopathy, glucuronidase, and rare genetic diseases	54,290	2,360,529
Total		6,060,427
Health Care Equipment & Supplies 7.0%
Anika Therapeutics, Inc.(a) Integrated orthopedic medicines company	81,300	2,732,493
Masimo Corp.(a) Medical signal processing and sensor technology for non-invasive monitoring of physiological parameters	129,102	13,861,682
Total		16,594,175
Health Care Providers & Services 8.0%
Encompass Health Corp. Inpatient rehabilitative healthcare services	176,917	10,915,779
Premier, Inc.(a) Healthcare services	212,800	7,948,080
Total		18,863,859
Life Sciences Tools & Services 2.0%
Pra Health Sciences, Inc.(a) Global contract research organization	50,800	4,671,568
Total Health Care		46,190,029
Industrials 10.6%
Machinery 5.6%
Gardner Denver Holdings, Inc.(a) Vacuum systems, bottle blowers, pumps and air & gas compressors	234,000	4,785,300
Nordson Corp. Systems that apply adhesives, sealants, and coatings to products during manufacturing	70,520	8,416,562
Total		13,201,862
Road & Rail 5.0%
JB Hunt Transport Services, Inc. Logistics services	125,270	11,655,121
Total Industrials		24,856,983
The accompanying Notes to Financial Statements are an integral part of this statement.
68	Columbia Acorn Family of Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Acorn SelectSM, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 21.5%
Electronic Equipment, Instruments & Components 5.7%
CDW Corp. IT products and services	96,811	7,846,531
Coherent, Inc.(a) Laser-based photonic products	54,167	5,725,994
Total		13,572,525
IT Services 10.5%
GoDaddy, Inc., Class A(a) Cloud-based web platform for small businesses, web design professionals and individuals	190,509	12,501,201
GreenSky, Inc., Class A(a) Technology company	175,500	1,679,535
VeriSign, Inc.(a) Domain names and Internet security services	70,573	10,465,270
Total		24,646,006
Software 5.3%
ANSYS, Inc.(a) Software solutions for design analysis and optimization	87,056	12,443,784
Total Information Technology		50,662,315
Materials 7.2%
Chemicals 7.2%
Celanese Corp., Class A Global integrated producer of chemicals and advanced materials	90,152	8,110,975
Orion Engineered Carbons SA Global supplier of Carbon Black	350,900	8,870,752
Total		16,981,727
Total Materials		16,981,727
Real Estate 7.2%
Equity Real Estate Investment Trusts (REITS) 7.2%
Coresite Realty Corp. Develops, owns & operates data centers	94,817	8,270,887
UMH Properties, Inc. Real estate investment trust	728,350	8,623,664
Total		16,894,551
Total Real Estate		16,894,551
Total Common Stocks (Cost: $214,263,158)		226,194,430

Limited Partnerships 1.8%
Issuer	Shares	Value ($)
Financials 1.8%
Capital Markets 1.8%
Oaktree Capital Group LLC Investment management firm focused on alternative markets	105,500	4,193,625
Total Financials		4,193,625
Total Limited Partnerships (Cost: $4,491,286)		4,193,625

Money Market Funds 2.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(b),(c)	5,598,686	5,598,126
Total Money Market Funds (Cost: $5,598,126)		5,598,126
Total Investments in Securities (Cost $224,352,570)		235,986,181
Other Assets & Liabilities, Net		(591,536)
Net Assets		$235,394,645

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	69

Portfolio of Investments   (continued)
Columbia Acorn SelectSM, December 31, 2018
Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividend — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	—	57,519,079	(51,920,393)	5,598,686	—	—	58,197	5,598,126
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
The Committee is responsible for applying the Columbia Acorn Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The accompanying Notes to Financial Statements are an integral part of this statement.
70	Columbia Acorn Family of Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Acorn SelectSM, December 31, 2018
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	42,063,118	—	—	—	42,063,118
Financials	28,545,707	—	—	—	28,545,707
Health Care	46,190,029	—	—	—	46,190,029
Industrials	24,856,983	—	—	—	24,856,983
Information Technology	50,662,315	—	—	—	50,662,315
Materials	16,981,727	—	—	—	16,981,727
Real Estate	16,894,551	—	—	—	16,894,551
Total Common Stocks	226,194,430	—	—	—	226,194,430
Limited Partnerships
Financials	4,193,625	—	—	—	4,193,625
Money Market Funds	—	—	—	5,598,126	5,598,126
Total Investments in Securities	230,388,055	—	—	5,598,126	235,986,181
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	71

Portfolio of Investments
Columbia Thermostat FundSM, December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 13.9%
Issuer	Shares	Value ($)
Dividend Income 1.4%
Columbia Dividend Income Fund, Institutional 3 Class(a)	453,812	9,080,772
Total Dividend Income		9,080,772
International Small Mid Cap 1.4%
Columbia Acorn International®, Institutional 3 Class(a)	310,169	9,252,339
Total International Small Mid Cap		9,252,339
U.S. Large Cap 8.4%
Columbia Contrarian Core Fund, Institutional 3 Class(a)	405,496	8,868,206
Columbia Large Cap Enhanced Core Fund, Institutional 3 Class(a)	425,513	8,935,764
Columbia Large Cap Index Fund, Institutional 3 Class(a)	834,492	35,799,703
Total U.S. Large Cap		53,603,673
U.S. Mid Cap 1.3%
Columbia Acorn SelectSM, Institutional 3 Class(a),(b)	675,954	8,665,733
Total U.S. Mid Cap		8,665,733
U.S. Small Mid Cap 1.4%
Columbia Acorn® Fund, Institutional 3 Class(a),(b)	626,508	8,702,202
Total U.S. Small Mid Cap		8,702,202
Total Equity Funds (Cost: $89,505,476)		89,304,719

Exchange-Traded Funds 8.6%
Issuer	Shares	Value ($)
Columbia Diversified Fixed Income Allocation ETF(a)	2,936,569	55,413,057
Total Exchange-Traded Funds (Cost: $56,815,707)		55,413,057

Fixed-Income Funds 78.0%

Investment Grade 78.0%
Columbia Corporate Income Fund, Institutional 3 Class(a)	5,784,658	55,648,413
Columbia Quality Income Fund, Institutional 3 Class(a)	20,836,213	111,473,738
Columbia Short Term Bond Fund, Institutional 3 Class(a)	14,104,862	138,791,841
Columbia U.S. Treasury Index Fund, Institutional 3 Class(a)	17,758,369	194,631,722
Total Investment Grades		500,545,714
Total Fixed-Income Funds (Cost: $502,603,371)		500,545,714
Total Investments in Securities (Cost $648,924,554)		645,263,490
Other Assets & Liabilities, Net		(3,410,608)
Net Assets		$641,852,882
The accompanying Notes to Financial Statements are an integral part of this statement.
72	Columbia Acorn Family of Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Thermostat FundSM, December 31, 2018
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividend — affiliated issuers ($)	Capital gain distributions — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Acorn International®, Institutional 3 Class
	364,288	887,730	(941,849)	310,169	2,697,722	(5,859,756)	106,587	2,302,914	9,252,339
Columbia Acorn SelectSM, Institutional 3 Class
	487,249	1,985,785	(1,797,080)	675,954	1,031,031	(2,714,823)	—	1,684,028	8,665,733
Columbia Acorn® Fund, Institutional 3 Class
	519,202	1,965,073	(1,857,767)	626,508	983,805	(1,101,780)	—	1,077,762	8,702,202
Columbia Contrarian Core Fund, Institutional 3 Class
	323,920	1,226,247	(1,144,671)	405,496	1,465,203	(2,537,859)	120,465	701,285	8,868,206
Columbia Corporate Income Fund, Institutional 3 Class
	—	9,635,083	(3,850,425)	5,784,658	(534,317)	(1,572,715)	1,651,038	—	55,648,413
Columbia Diversified Fixed Income Allocation ETF
	—	4,851,268	(1,914,699)	2,936,569	(882,908)	(1,402,651)	1,808,254	—	55,413,057
Columbia Dividend Income Fund, Institutional 3 Class
	759,793	1,643,587	(1,949,568)	453,812	4,740,549	(4,596,821)	185,099	457,730	9,080,772
Columbia Income Opportunities Fund, Institutional 3 Class
	7,774,323	59,913	(7,834,236)	—	2,103,636	(3,913,900)	696,670	—	—
Columbia Large Cap Enhanced Core Fund, Institutional 3 Class
	345,654	1,314,270	(1,234,411)	425,513	1,528,052	(2,330,223)	137,052	969,978	8,935,764
Columbia Large Cap Index Fund, Institutional 3 Class
	—	2,843,203	(2,008,711)	834,492	2,392	(4,908,597)	764,736	2,706,588	35,799,703
Columbia Quality Income Fund, Institutional 3 Class
	28,648,549	9,836,816	(17,649,152)	20,836,213	(1,722,301)	(210,216)	3,639,432	—	111,473,738
Columbia Select Large Cap Equity Fund, Institutional 3 Class
	595,505	330,247	(925,752)	—	1,195,080	(595,150)	—	—	—
Columbia Select Large Cap Growth Fund, Institutional 3 Class
	492,597	265,317	(757,914)	—	3,424,753	(1,924,787)	—	—	—
Columbia Short Term Bond Fund, Institutional 3 Class
	31,104,620	5,601,572	(22,601,330)	14,104,862	(1,829,652)	(312,909)	2,723,852	—	138,791,841
Columbia Short-Term Cash Fund, 2.459%
	—	55,337,290	(55,337,290)	—	—	—	17,487	—	—
Columbia Total Return Bond Fund, Institutional 3 Class
	17,065,809	71,871	(17,137,680)	—	(2,138,391)	(854,368)	764,183	—	—
Columbia U.S. Treasury Index Fund, Institutional 3 Class
	6,949,835	24,121,919	(13,313,385)	17,758,369	(2,697,300)	2,412,676	3,707,127	—	194,631,722
Total of Affiliated Transactions					9,367,354	(32,423,879)	16,321,982	9,900,285	645,263,490

(b)	Non-income producing security.
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	73

Portfolio of Investments   (continued)
Columbia Thermostat FundSM, December 31, 2018
Fair value measurements  (continued)
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include mutual funds whose net asset values are published each day.
The Committee is responsible for applying the Columbia Acorn Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Equity Funds	89,304,719	—	—	89,304,719
Exchange-Traded Funds	55,413,057	—	—	55,413,057
Fixed-Income Funds	500,545,714	—	—	500,545,714
Total Investments in Securities	645,263,490	—	—	645,263,490
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
74	Columbia Acorn Family of Funds | Annual Report 2018

Portfolio of Investments
Columbia Acorn Emerging Markets FundSM, December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.1%
Issuer	Shares	Value ($)
Brazil 7.9%
CVC Brasil Operadora e Agencia de Viagens SA Travel services	62,000	978,690
Localiza Rent a Car SA Rents automobiles	219,100	1,681,797
Raia Drogasil SA Chain of pharmaceutical stores	39,900	588,347
Sul America SA Full service insurance company	194,000	1,431,568
Total		4,680,402
Cambodia 2.9%
NagaCorp Ltd. Leisure and tourism company	1,617,000	1,737,310
China 6.4%
51job, Inc., ADR(a) Integrated human resource services	10,377	647,940
Huazhu Group Ltd., ADR Hotel operator and franchisor	11,600	332,108
Minth Group Ltd. Exterior automobile body parts	148,000	477,592
New Oriental Education & Technology Group, Inc., ADR(a) Educational services	22,131	1,213,000
TravelSky Technology Ltd., Class H IT solutions for China’s air travel and tourism industries	131,000	335,748
Xiabuxiabu Catering Management China Holdings Co., Ltd. Chain of restaurants in China	504,000	787,908
Total		3,794,296
Egypt 1.3%
Commercial International Bank of Egypt Provides a range of financial services	185,273	766,333
Hong Kong 5.8%
ASM Pacific Technology Ltd. Machines, tools & materials used in the semiconductor industry	34,700	335,000
Value Partners Group Ltd. Independent, value oriented asset management group	1,628,000	1,130,408
Vitasoy International Holdings Ltd. Food and beverages	522,000	1,987,084
Total		3,452,492
Common Stocks (continued)
Issuer	Shares	Value ($)
India 10.7%
Care Ratings Ltd. Credit rating services	51,439	726,749
Cholamandalam Investment and Finance Co., Ltd. Financial services provider	71,351	1,286,552
GRUH Finance Ltd. Provides a range of home loans as well as insurance products	196,230	887,518
Havells India Ltd. Manufactures electrical products	66,528	658,292
PI Industries Ltd. Agricultural and fine chemicals and polymers	49,962	617,064
Zee Entertainment Enterprises Ltd. Hindi films, serials, game shows and children’s programs	313,889	2,141,112
Total		6,317,287
Indonesia 4.7%
PT Link Net Tbk High-speed internet connection through fiber optic lines	3,135,800	1,068,527
PT Matahari Department Store Tbk Retail clothes, accessories, bags, shoes, cosmetics, household appliances, and management consulting services.	2,166,700	843,308
PT Tower Bersama Infrastructure Tbk Telecommunication infrastructure services to Indonesian wireless carriers	3,344,300	835,828
Total		2,747,663
Japan 1.3%
Mandom Corp. Cosmetic products for men and women	27,400	746,540
Malaysia 1.1%
AEON Credit Service M Bhd Consumer financing products	175,000	647,846
Mexico 3.5%
Corporación Inmobiliaria Vesta SAB de CV Real estate owner, developer and asset administrator	249,000	334,885
Grupo Aeroportuario del Sureste SAB de CV, ADR Operates airports in Mexico	7,420	1,117,452
Qualitas Controladora SAB de CV Insurance holding company	280,700	590,775
Total		2,043,112
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	75

Portfolio of Investments   (continued)
Columbia Acorn Emerging Markets FundSM, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Philippines 2.4%
D&L Industries, Inc. Customized raw materials	3,785,900	790,514
Security Bank Corp. Financial products & services	215,730	636,139
Total		1,426,653
Poland 1.0%
KRUK SA Debt collection services	14,131	592,329
Russian Federation 1.7%
TCS Group Holding PLC, GDR Online retail financial services	65,474	1,018,775
South Africa 7.8%
Clicks Group Ltd. Owns and operates chains of retail stores	80,044	1,064,139
Famous Brands Ltd.(a) Food and beverage company	243,938	1,657,168
PSG Group Ltd. Diversified financial services	110,879	1,880,087
Total		4,601,394
South Korea 16.6%
GS Retail Co., Ltd. Chain of retail stores	49,172	1,781,993
Koh Young Technology, Inc. 3D measurement and inspection equipment for testing various machineries	25,500	1,887,843
Korea Investment Holdings Co., Ltd. Financial holding company	38,649	2,067,037
Korea Zinc Co. Ltd. Non-ferrous metal smelting	6,167	2,387,906
Modetour Network, Inc. Travel services	78,370	1,691,545
Total		9,816,324
Taiwan 16.5%
Basso Industry Corp. Pneumatic nailers and staplers	659,000	974,132
Chailease Holding Co., Ltd. Financing services	114,000	359,575
Gourmet Master Co., Ltd. Coffee & bakery cafes	131,088	877,654
Grape King Bio Ltd. Beverages, nutrition, pharmaceuticals, syrups and hair care products	52,000	322,273
Common Stocks (continued)
Issuer	Shares	Value ($)
Largan Precision Co., Ltd. Optical lens modules and optoelectronic components	10,000	1,043,450
Parade Technologies Ltd. Fabless semiconductor company	89,000	1,251,836
Silergy Corp. High performance analog integrated circuits	81,000	1,191,970
Silicon Motion Technology Corp., ADR Semiconductor products	9,710	334,995
Sinbon Electronics Co., Ltd. Cable, connectors & modems	650,000	1,750,932
Voltronic Power Technology Corp. Uninterruptible power supply products, inverters, multiple surface mounted devices and other power products	94,000	1,642,255
Total		9,749,072
Thailand 4.0%
Bangkok Chain Hospital PCL, Foreign Registered Shares Chain of hospitals in Thailand	1,090,000	559,410
Beauty Community PCL Cosmetic and beauty products	2,294,900	462,353
Mega Lifesciences PCL, Foreign Registered Shares Nutritional and herbal supplement, OTC and ethical drugs	844,000	745,306
Muangthai Capital PCL, Foreign Registered Shares Commercial lending company	384,700	579,768
Total		2,346,837
Turkey 1.1%
Logo Yazilim Sanayi Ve Ticaret AS(a) Enterprise resource planning software	130,949	671,508
United Kingdom 1.4%
ASA International Group PLC(a) Micro financing company	149,000	796,315
Total Common Stocks (Cost: $57,098,961)		57,952,488

Money Market Funds 1.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(b),(c)	1,107,016	1,106,905
Total Money Market Funds (Cost: $1,106,905)		1,106,905
Total Investments in Securities (Cost: $58,205,866)		59,059,393
Other Assets & Liabilities, Net		26,876
Net Assets		$59,086,269

The accompanying Notes to Financial Statements are an integral part of this statement.
76	Columbia Acorn Family of Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Acorn Emerging Markets FundSM, December 31, 2018
Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividend — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	—	19,123,347	(18,016,331)	1,107,016	—	—	17,928	1,106,905
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
The Committee is responsible for applying the Columbia Acorn Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	77

Portfolio of Investments   (continued)
Columbia Acorn Emerging Markets FundSM, December 31, 2018
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Brazil	4,680,402	—	—	—	4,680,402
Cambodia	—	1,737,310	—	—	1,737,310
China	2,193,048	1,601,248	—	—	3,794,296
Egypt	—	766,333	—	—	766,333
Hong Kong	—	3,452,492	—	—	3,452,492
India	—	6,317,287	—	—	6,317,287
Indonesia	—	2,747,663	—	—	2,747,663
Japan	—	746,540	—	—	746,540
Malaysia	—	647,846	—	—	647,846
Mexico	2,043,112	—	—	—	2,043,112
Philippines	—	1,426,653	—	—	1,426,653
Poland	—	592,329	—	—	592,329
Russian Federation	—	1,018,775	—	—	1,018,775
South Africa	—	4,601,394	—	—	4,601,394
South Korea	—	9,816,324	—	—	9,816,324
Taiwan	334,995	9,414,077	—	—	9,749,072
Thailand	—	2,346,837	—	—	2,346,837
Turkey	—	671,508	—	—	671,508
United Kingdom	—	796,315	—	—	796,315
Total Common Stocks	9,251,557	48,700,931	—	—	57,952,488
Money Market Funds	—	—	—	1,106,905	1,106,905
Total Investments in Securities	9,251,557	48,700,931	—	1,106,905	59,059,393
The Fund’s assets assigned to the Level 2 input category are generally valued using a market approach, in which a security’s value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
78	Columbia Acorn Family of Funds | Annual Report 2018

Portfolio of Investments
Columbia Acorn European FundSM, December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.3%
Issuer	Shares	Value ($)
Belgium 1.4%
Melexis NV Advanced integrated semiconductors, sensor ICs, and programmable sensor IC systems	16,065	934,923
Denmark 4.2%
ALK-Abello AS Pharmaceuticals for allergy vaccinations	5,694	841,973
SimCorp AS Global provider of highly specialised software for the investment management industry	29,598	2,029,869
Total		2,871,842
France 1.8%
Akka Technologies High-technology engineering consulting services	24,780	1,254,481
Germany 20.6%
AURELIUS Equity Opportunities SE & Co. KGaA Loans to distressed companies	24,888	904,909
Deutsche Beteiligungs AG Private equity company, investing in domestic medium-sized companies	21,603	832,101
MTU Aero Engines AG Develops and manufactures engines and offers commercial engine services and support	12,044	2,187,210
Nemetschek SE Standard software for designing, constructing and managing buildings and real estate	21,541	2,369,770
Norma Group SE Plastic and metal-based components and systems in connecting technology	17,437	864,453
Rational AG Food preparation appliances/processors and kitchen accessories	4,163	2,365,643
Stroeer SE & Co. KGaA Digital multi-channel media company	27,210	1,318,819
Varta AG(a) Manufactures and markets a wide range of industrial, commercial and miniaturized batteries	35,624	1,015,507
Wirecard AG Internet payment and processing services	14,771	2,226,761
Total		14,085,173
Ireland 2.2%
UDG Healthcare PLC Commercialisation solutions for health care companies	194,722	1,482,461
Common Stocks (continued)
Issuer	Shares	Value ($)
Italy 6.9%
Brembo SpA Braking systems and components	189,133	1,930,251
Carel Industries SpA(a) Control solutions for HVAC and humidification systems	79,640	822,874
Davide Campari-Milano SpA Global producer & distributor of branded spirits, wines and soft drinks	120,359	1,019,247
Industria Macchine Automatiche SpA Packaging machinery for the food, pharmaceuticals, and cosmetics industries	15,573	972,186
Total		4,744,558
Malta 3.0%
Unibet Group PLC Online gambling services	224,836	2,066,850
Netherlands 1.7%
Aalberts Industries NV Industrial services and flow control systems	35,973	1,196,405
Norway 2.4%
Atea ASA Nordic and Baltic supplier of IT infrastructure	126,182	1,622,706
Poland 1.0%
KRUK SA Debt collection services	16,292	682,911
Russian Federation 1.0%
TCS Group Holding PLC, GDR Online retail financial services	45,582	709,256
Spain 3.8%
eDreams ODIGEO SA(a) Online travel company	386,373	1,051,381
Fluidra SA(a) Irrigation and swimming pool equipment	63,618	713,596
Prosegur Cia de Seguridad SA, Registered Shares Security and transportation services	161,960	819,625
Total		2,584,602
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	79

Portfolio of Investments   (continued)
Columbia Acorn European FundSM, December 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Sweden 14.0%
AddTech AB, Class B High-tech industrial components and systems	61,942	1,107,037
Hexagon AB, Class B Design, measurement and visualisation technologies	31,857	1,472,671
NetEnt AB Develops and markets computer gaming software	210,936	868,403
Sectra AB, Class B Medical and communication systems	104,190	2,237,222
Sweco AB, Class B Consulting company specializing in engineering, environmental technology, and architecture	100,375	2,234,926
Trelleborg AB, Class B Manufactures and distributes industrial products	106,262	1,674,225
Total		9,594,484
Switzerland 9.3%
Belimo Holding AG, Registered Shares Manufactures heating, ventilation and air conditioning equipment	373	1,496,129
Bossard Holding AG, Class A, Registered Shares Fastening devices, industrial adhesives & tools	4,784	682,898
Inficon Holding AG Vacuum instruments used to monitor and control production processes	2,479	1,256,858
Kardex AG Storage, warehouse and materials handling systems	10,500	1,214,129
Partners Group Holding AG Global private markets asset management firm	2,823	1,717,363
Total		6,367,377
Turkey 0.7%
Logo Yazilim Sanayi Ve Ticaret AS(a) Enterprise resource planning software	94,094	482,515
United Kingdom 24.3%
Ascential PLC Media and consultancy services	247,033	1,187,050
Croda International PLC Chemicals and chemical products	16,269	971,600
Dechra Pharmaceuticals PLC International veterinary pharmaceuticals	27,832	735,352
Domino’s Pizza Group PLC Pizza delivery stores	240,130	713,676
GW Pharmaceuticals PLC, ADR(a) Cannabinoid prescription medicines	5,880	572,653
Common Stocks (continued)
Issuer	Shares	Value ($)
Halma PLC Products that detect hazards and protect assets and people in public and commercial buildings	131,904	2,297,825
Hastings Group Holdings PLC General insurance services to the automobile and home insurance products	282,649	672,699
Intermediate Capital Group PLC Private equity firm	111,779	1,333,324
Rentokil Initial PLC Fully integrated facilities management and essential support services	525,198	2,259,400
Rightmove PLC Website that lists properties across Britain	250,884	1,382,646
Safestore Holdings PLC Self storage facilities	206,175	1,331,034
Spirax-Sarco Engineering PLC Consultation, service and products for the control and efficient management of steam and industrial fluids	25,983	2,068,140
WH Smith PLC Retails books, magazines, newspapers, and periodicals	51,922	1,138,991
Total		16,664,390
Total Common Stocks (Cost: $63,748,175)		67,344,934

Preferred Stocks 1.5%
Issuer	Shares	Value ($)
Germany 1.5%
Sartorius AG Precision electronic equipment and components	8,266	1,028,762
Total Preferred Stocks (Cost: $807,485)		1,028,762

Money Market Funds 0.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(b),(c)	133,396	133,382
Total Money Market Funds (Cost: $133,382)		133,382
Total Investments in Securities (Cost: $64,689,042)		68,507,078
Other Assets & Liabilities, Net		(1,497)
Net Assets		$68,505,581

The accompanying Notes to Financial Statements are an integral part of this statement.
80	Columbia Acorn Family of Funds | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Acorn European FundSM, December 31, 2018
Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividend — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	—	15,561,882	(15,428,486)	133,396	—	—	11,604	133,382
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
The Committee is responsible for applying the Columbia Acorn Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	81

Portfolio of Investments   (continued)
Columbia Acorn European FundSM, December 31, 2018
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Belgium	—	934,923	—	—	934,923
Denmark	—	2,871,842	—	—	2,871,842
France	—	1,254,481	—	—	1,254,481
Germany	—	14,085,173	—	—	14,085,173
Ireland	—	1,482,461	—	—	1,482,461
Italy	—	4,744,558	—	—	4,744,558
Malta	—	2,066,850	—	—	2,066,850
Netherlands	—	1,196,405	—	—	1,196,405
Norway	—	1,622,706	—	—	1,622,706
Poland	—	682,911	—	—	682,911
Russian Federation	—	709,256	—	—	709,256
Spain	—	2,584,602	—	—	2,584,602
Sweden	—	9,594,484	—	—	9,594,484
Switzerland	—	6,367,377	—	—	6,367,377
Turkey	—	482,515	—	—	482,515
United Kingdom	572,653	16,091,737	—	—	16,664,390
Total Common Stocks	572,653	66,772,281	—	—	67,344,934
Preferred Stocks
Germany	—	1,028,762	—	—	1,028,762
Total Preferred Stocks	—	1,028,762	—	—	1,028,762
Money Market Funds	—	—	—	133,382	133,382
Total Investments in Securities	572,653	67,801,043	—	133,382	68,507,078
The Fund’s assets assigned to the Level 2 input category are generally valued using a market approach, in which a security’s value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
82	Columbia Acorn Family of Funds | Annual Report 2018

Statement of Assets and Liabilities
December 31, 2018
	Columbia Acorn® Fund	Columbia Acorn International®	Columbia Acorn USA®	Columbia Acorn International SelectSM
Assets
Investments in securities, at value*
Unaffiliated issuers (cost $3,171,598,967, $2,089,696,030, $261,136,745, $94,583,254, respectively)	$3,749,664,836	$2,497,205,475	$273,605,695	$105,544,702
Affiliated issuers (cost $67,372,488, $—, $6,551,486, $3,482,426, respectively)	64,556,598	—	6,551,486	3,482,426
Cash	—	881,393	—	—
Receivable for:
Investments sold	4,386,731	93,079,902	—	—
Capital shares sold	1,590,680	2,218,588	429,796	577,678
Dividends	1,802,158	3,428,676	207,917	146,848
Securities lending income	931	2,686	2,192	—
Foreign tax reclaims	1,655	3,721,154	666	90,220
Expense reimbursement due from Investment Manager	—	—	113	823
Prepaid expenses	109,536	79,140	8,265	2,627
Trustees’ deferred compensation plan	2,835,892	1,504,437	276,041	—
Total assets	3,824,949,017	2,602,121,451	281,082,171	109,845,324
Liabilities
Due upon return of securities on loan	15,645,500	30,949,500	4,068,915	—
Payable for:
Investments purchased	—	1,554,956	—	—
Capital shares purchased	7,153,106	15,192,880	611,722	434,662
Distributions to shareholders	—	—	—	290
Investment advisory fee	209,609	164,564	20,836	7,948
Distribution and/or service fees	22,301	8,423	1,373	763
Transfer agent fees	413,846	333,921	37,896	12,675
Administration fees	15,509	10,425	1,124	447
Trustees’ fees	—	1,196	—	54,676
Compensation of chief compliance officer	7,825	7,005	566	201
Audit fees	50,745	71,565	42,555	47,115
Line of credit borrowings	—	26,500,000	—	—
Other expenses	229,629	391,236	27,379	20,366
Trustees’ deferred compensation plan	2,835,892	1,504,437	276,041	—
Total liabilities	26,583,962	76,690,108	5,088,407	579,143
Net assets applicable to outstanding capital stock	$3,798,365,055	$2,525,431,343	$275,993,764	$109,266,181
Represented by
Paid in capital	3,028,984,376	1,956,301,316	254,180,717	96,794,836
Total distributable earnings (loss) (Note 2)	769,380,679	569,130,027	21,813,047	12,471,345
Total - representing net assets applicable to outstanding capital stock	$3,798,365,055	$2,525,431,343	$275,993,764	$109,266,181
* Includes the value of securities on loan	15,784,990	29,435,320	3,898,417	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	83

Statement of Assets and Liabilities  (continued)
December 31, 2018
	Columbia Acorn® Fund	Columbia Acorn International®	Columbia Acorn USA®	Columbia Acorn International SelectSM
Class A
Net assets	$768,031,089	$296,348,606	$49,178,788	$26,072,692
Shares outstanding	72,139,876	10,051,829	4,784,721	1,112,431
Net asset value per share(a)	$10.65	$29.48	$10.28	$23.44
Maximum sales charge	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share(b) (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$11.30	$31.28	$10.91	$24.87
Advisor Class
Net assets	$40,425,118	$12,739,847	$14,578,534	$1,201,169
Shares outstanding	2,966,578	427,006	1,058,459	50,042
Net asset value per share(c)	$13.63	$29.84	$13.77	$24.00
Class C
Net assets	$81,148,832	$22,816,836	$4,608,374	$2,752,067
Shares outstanding	17,315,664	825,742	1,020,158	128,151
Net asset value per share(a)	$4.69	$27.63	$4.52	$21.48
Institutional Class
Net assets	$2,816,947,535	$1,824,055,421	$149,048,190	$69,412,599
Shares outstanding	216,971,605	61,805,503	11,550,958	2,915,082
Net asset value per share(c)	$12.98	$29.51	$12.90	$23.81
Institutional 2 Class
Net assets	$37,124,324	$160,488,316	$3,331,598	$1,200,215
Shares outstanding	2,698,576	5,442,302	240,150	49,992
Net asset value per share(c)	$13.76	$29.49	$13.87	$24.01
Institutional 3 Class
Net assets	$54,688,157	$198,933,497	$55,248,280	$8,627,439
Shares outstanding	3,936,739	6,668,546	3,942,177	359,474
Net asset value per share(c)	$13.89	$29.83	$14.01	$24.00
Class R
Net assets	$—	$10,048,820	$—	$—
Shares outstanding	—	341,363	—	—
Net asset value per share(c)	$—	$29.44	$—	$—

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)	On sales of $50,000 or more the offering price is reduced.
(c)	Redemption price per share is equal to net asset value.
The accompanying Notes to Financial Statements are an integral part of this statement.
84	Columbia Acorn Family of Funds | Annual Report 2018

Statement of Assets and Liabilities  (continued)
December 31, 2018
	Columbia Acorn SelectSM	Columbia Thermostat FundSM	Columbia Acorn Emerging Markets FundSM	Columbia Acorn European FundSM
Assets
Investments in securities, at value
Unaffiliated issuers (cost $218,754,444, $—, $57,098,961, $64,555,660, respectively)	$230,388,055	$—	$57,952,488	$68,373,696
Affiliated issuers (cost $5,598,126, $648,924,554, $1,106,905, $133,382, respectively)	5,598,126	645,263,490	1,106,905	133,382
Cash	—	91,999	—	—
Foreign currency (cost $—, $—, $67,088, $—, respectively)	—	—	67,389	—
Receivable for:
Investments sold	—	4,104,364	308,319	11,585
Capital shares sold	163,091	773,879	83,568	212,414
Dividends	257,610	1,154,819	160,858	26,315
Securities lending income	103	—	—	—
Foreign tax reclaims	—	—	10,310	163,345
Expense reimbursement due from Investment Manager	—	2,158	2,829	2,900
Reimbursement due from affiliates	—	—	34,559	—
Prepaid expenses	6,886	15,615	1,703	2,317
Trustees’ deferred compensation plan	224,321	—	—	—
Total assets	236,638,192	651,406,324	59,728,928	68,925,954
Liabilities
Payable for:
Investments purchased	—	1,150,770	154,489	—
Capital shares purchased	905,354	7,130,394	218,393	320,904
Distributions to shareholders	726	—	—	—
Foreign capital gains taxes deferred	—	—	135,319	—
Investment advisory fee	12,522	5,321	6,060	6,684
Distribution and/or service fees	2,183	17,728	1,213	1,186
Transfer agent fees	28,692	81,274	9,973	8,281
Administration fees	963	2,660	242	281
Trustees’ fees	—	188,422	36,705	11,215
Compensation of chief compliance officer	506	1,261	151	184
Audit fees	42,555	29,275	46,555	46,555
Line of credit borrowings	—	900,000	—	—
Other expenses	25,725	46,337	33,559	25,083
Trustees’ deferred compensation plan	224,321	—	—	—
Total liabilities	1,243,547	9,553,442	642,659	420,373
Net assets applicable to outstanding capital stock	$235,394,645	$641,852,882	$59,086,269	$68,505,581
Represented by
Paid in capital	218,476,056	643,710,407	132,797,066	73,645,664
Total distributable earnings (loss) (Note 2)	16,918,589	(1,857,525)	(73,710,797)	(5,140,083)
Total - representing net assets applicable to outstanding capital stock	$235,394,645	$641,852,882	$59,086,269	$68,505,581
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	85

Statement of Assets and Liabilities  (continued)
December 31, 2018
	Columbia Acorn SelectSM	Columbia Thermostat FundSM	Columbia Acorn Emerging Markets FundSM	Columbia Acorn European FundSM
Class A
Net assets	$90,910,517	$193,683,129	$22,442,224	$22,869,836
Shares outstanding	8,792,082	13,981,533	2,090,050	1,469,338
Net asset value per share(a)	$10.34	$13.85	$10.74	$15.56
Maximum sales charge	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share(b) (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.97	$14.69	$11.40	$16.51
Advisor Class
Net assets	$4,303,906	$11,815,825	$827,541	$1,496,254
Shares outstanding	341,793	861,043	76,280	95,426
Net asset value per share(c)	$12.59	$13.72	$10.85	$15.68
Class C
Net assets	$3,854,873	$166,291,602	$9,137,920	$8,770,220
Shares outstanding	644,600	11,916,020	859,659	572,257
Net asset value per share(a)	$5.98	$13.96	$10.63	$15.33
Institutional Class
Net assets	$119,464,556	$253,123,490	$25,476,033	$32,812,674
Shares outstanding	9,930,227	18,549,554	2,361,942	2,103,001
Net asset value per share(c)	$12.03	$13.65	$10.79	$15.60
Institutional 2 Class
Net assets	$2,026,841	$16,477,695	$509,088	$2,554,012
Shares outstanding	159,922	1,199,450	46,881	161,896
Net asset value per share(c)	$12.67	$13.74	$10.86	$15.78
Institutional 3 Class
Net assets	$14,833,952	$461,141	$693,463	$2,585
Shares outstanding	1,157,432	33,622	64,444	166
Net asset value per share(c)	$12.82	$13.72	$10.76	$15.53 (d)

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)	On sales of $50,000 or more the offering price is reduced.
(c)	Redemption price per share is equal to net asset value.
(d)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
86	Columbia Acorn Family of Funds | Annual Report 2018

Statement of Operations
Year Ended December 31, 2018
	Columbia Acorn® Fund	Columbia Acorn International®	Columbia Acorn USA®	Columbia Acorn International SelectSM
Net investment income
Income:
Dividends — unaffiliated issuers	$40,215,192	$78,585,732	$2,972,412	$2,099,316
Dividends — affiliated issuers	626,471	536,387	84,599	34,282
Income from securities lending — net	502,608	342,516	91,717	5,971
Foreign taxes withheld	(57,682)	(6,663,081)	(27,973)	(181,289)
Total income	41,286,589	72,801,554	3,120,755	1,958,280
Expenses:
Investment advisory fee	31,455,072	31,457,852	3,140,973	1,078,537
Distribution and/or service fees
Class A	2,213,309	1,045,019	131,655	69,152
Class C	1,801,003	475,857	78,536	44,592
Class R	—	62,582	—	—
Transfer agent fees
Class A	827,283	493,300	69,469	40,116
Advisor Class	44,227	70,199	24,394	1,732
Class C	169,788	56,660	10,414	6,464
Institutional Class	3,250,553	3,199,384	259,819	113,281
Institutional 2 Class	26,443	182,441	4,517	586
Institutional 3 Class	1,036	3,933	479	72
Class R	—	14,752	—	—
Administration fees	2,242,562	1,942,209	162,955	57,783
Trustees’ fees	439,810	416,578	30,279	11,552
Custodian fees	33,494	721,391	9,636	27,812
Printing and postage fees	291,152	370,546	41,675	26,720
Registration fees	101,887	123,067	86,514	87,348
Audit fees	59,296	135,947	46,378	57,848
Legal fees	680,107	596,467	49,255	17,628
Line of credit interest	—	39	4,314	—
Compensation of chief compliance officer	15,223	14,746	789	430
Other	197,785	214,665	24,892	16,344
Total expenses	43,850,030	41,597,634	4,176,943	1,657,997
Fees waived or expenses reimbursed by Investment Manager and its affiliates	—	—	(55,563)	(162,309)
Fees waived by transfer agent
Class A	(207,556)	(33,492)	—	—
Advisor Class	(11,155)	(5,914)	—	—
Class C	(43,718)	(4,316)	—	—
Institutional Class	(818,422)	(217,251)	—	—
Institutional 2 Class	(844)	(12,355)	(491)	(127)
Institutional 3 Class	(1,036)	(3,933)	(479)	(72)
Class R	—	(983)	—	—
Expense reduction	(7,700)	(8,672)	(1,420)	(640)
Total net expenses	42,759,599	41,310,718	4,118,990	1,494,849
Net investment income (loss)	(1,473,010)	31,490,836	(998,235)	463,431
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	87

Statement of Operations  (continued)
Year Ended December 31, 2018
	Columbia Acorn® Fund	Columbia Acorn International®	Columbia Acorn USA®	Columbia Acorn International SelectSM
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	$587,314,313	$781,221,077	$51,544,360	$15,599,401
Investments — affiliated issuers	(18,511,645)	—	—	—
Foreign currency translations	—	(1,618,469)	—	(50,130)
Futures contracts	—	(11,785,180)	—	—
Net realized gain	568,802,668	767,817,428	51,544,360	15,549,271
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(728,314,990)	(1,335,717,769)	(53,702,262)	(30,643,125)
Investments — affiliated issuers	(1,314,132)	—	—	—
Foreign currency translations	—	(194,316)	—	(2,994)
Foreign capital gains tax	—	—	—	14,814
Net change in unrealized appreciation (depreciation)	(729,629,122)	(1,335,912,085)	(53,702,262)	(30,631,305)
Net realized and unrealized loss	(160,826,454)	(568,094,657)	(2,157,902)	(15,082,034)
Net decrease in net assets resulting from operations	$(162,299,464)	$(536,603,821)	$(3,156,137)	$(14,618,603)
The accompanying Notes to Financial Statements are an integral part of this statement.
88	Columbia Acorn Family of Funds | Annual Report 2018

Statement of Operations  (continued)
Year Ended December 31, 2018
	Columbia Acorn SelectSM	Columbia Thermostat FundSM	Columbia Acorn Emerging Markets FundSM	Columbia Acorn European FundSM
Net investment income
Income:
Dividends — unaffiliated issuers	$3,347,404	$19,032	$1,922,434	$2,340,365
Dividends — affiliated issuers	58,197	16,321,982	17,928	11,604
Interest	—	222	—	—
Income from securities lending — net	2,667	—	16,126	23,913
Foreign taxes withheld	(16,284)	—	(147,060)	(204,779)
Total income	3,391,984	16,341,236	1,809,428	2,171,103
Expenses:
Investment advisory fee	2,574,956	757,511	1,095,287	1,249,377
Distribution and/or service fees
Class A	272,434	570,205	73,655	83,804
Class C	142,517	2,074,515	131,023	142,068
Transfer agent fees
Class A	151,648	233,742	36,608	37,977
Advisor Class	7,574	14,440	1,369	3,943
Class C	19,909	212,564	16,233	16,086
Institutional Class	214,329	299,164	52,690	57,968
Institutional 2 Class	1,199	8,682	479	2,714
Institutional 3 Class	188	54	25	5
Administration fees	144,437	361,110	41,876	51,074
Trustees’ fees	28,573	73,555	8,905	10,316
Custodian fees	4,306	2,338	84,447	44,363
Printing and postage fees	43,796	82,466	23,034	24,079
Registration fees	84,884	97,154	81,387	88,525
Audit fees	43,878	30,598	77,069	47,878
Legal fees	43,777	108,120	12,747	16,374
Line of credit interest	—	—	869	1,991
Compensation of chief compliance officer	1,003	2,476	318	396
Other	21,822	41,293	16,237	19,910
Total expenses	3,801,230	4,969,987	1,754,258	1,898,848
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(605,872)	(436,701)	(438,089)	(394,003)
Fees waived by transfer agent
Class A	(31,777)	—	—	—
Advisor Class	(1,594)	—	—	—
Class C	(4,232)	—	—	—
Institutional Class	(44,979)	—	—	—
Institutional 2 Class	(155)	(912)	(86)	(295)
Institutional 3 Class	(188)	(54)	(25)	(5)
Expense reduction	(1,320)	(580)	(40)	—
Total net expenses	3,111,113	4,531,740	1,316,018	1,504,545
Net investment income	280,871	11,809,496	493,410	666,558
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	89

Statement of Operations  (continued)
Year Ended December 31, 2018
	Columbia Acorn SelectSM	Columbia Thermostat FundSM	Columbia Acorn Emerging Markets FundSM	Columbia Acorn European FundSM
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	$38,584,900	$—	$8,429,566	$(558,557)
Investments — affiliated issuers	—	9,367,354	—	—
Capital gain distributions from underlying affiliated funds	—	9,900,285	—	—
Foreign currency translations	—	—	(57,359)	(18,012)
Net realized gain (loss)	38,584,900	19,267,639	8,372,207	(576,569)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(71,032,642)	—	(23,982,311)	(18,942,300)
Investments — affiliated issuers	—	(32,423,879)	—	—
Foreign currency translations	—	—	1,350	(4,741)
Foreign capital gains tax	—	—	(101,472)	—
Net change in unrealized appreciation (depreciation)	(71,032,642)	(32,423,879)	(24,082,433)	(18,947,041)
Net realized and unrealized loss	(32,447,742)	(13,156,240)	(15,710,226)	(19,523,610)
Net decrease in net assets resulting from operations	$(32,166,871)	$(1,346,744)	$(15,216,816)	$(18,857,052)
The accompanying Notes to Financial Statements are an integral part of this statement.
90	Columbia Acorn Family of Funds | Annual Report 2018

Statement of Changes in Net Assets
	Columbia Acorn® Fund		Columbia Acorn International®
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income (loss)	$(1,473,010)	$1,039,192	$31,490,836	$39,851,045
Net realized gain	568,802,668	1,176,258,449	767,817,428	451,888,883
Net change in unrealized appreciation (depreciation)	(729,629,122)	(110,071,852)	(1,335,912,085)	880,348,446
Net increase (decrease) in net assets resulting from operations	(162,299,464)	1,067,225,789	(536,603,821)	1,372,088,374
Distributions to shareholders
Net investment income and net realized gains
Class A	(112,814,791)		(82,964,499)
Advisor Class	(5,081,826)		(5,904,555)
Class C	(34,387,755)		(7,690,257)
Institutional Class	(373,295,790)		(540,013,173)
Institutional 2 Class	(5,204,282)		(57,983,593)
Institutional 3 Class	(6,583,918)		(62,135,761)
Class R	—		(2,658,425)
Net investment income
Class A		—		(7,118,778)
Advisor Class		—		(1,687,012)
Class B		—		(2,069)
Class C		—		(387,660)
Institutional Class		—		(57,030,081)
Institutional 2 Class		—		(7,070,007)
Institutional 3 Class		—		(8,860,457)
Class R		—		(149,105)
Net realized gains
Class A		(198,597,993)		(23,914,812)
Advisor Class		(7,546,403)		(5,256,918)
Class C		(98,221,494)		(3,412,394)
Institutional Class		(708,224,553)		(160,560,346)
Institutional 2 Class		(13,004,610)		(21,942,004)
Institutional 3 Class		(11,007,435)		(35,892,439)
Class R		—		(676,321)
Total distributions to shareholders (Note 2)	(537,368,362)	(1,036,602,488)	(759,350,263)	(333,960,403)
Decrease in net assets from capital stock activity	(140,140,835)	(221,183,341)	(1,085,574,576)	(784,106,134)
Total increase (decrease) in net assets	(839,808,661)	(190,560,040)	(2,381,528,660)	254,021,837
Net assets at beginning of year	4,638,173,716	4,828,733,756	4,906,960,003	4,652,938,166
Net assets at end of year	$3,798,365,055	$4,638,173,716	$2,525,431,343	$4,906,960,003
Undistributed (excess of distributions over) net investment income	$(1,994,706)	$(2,220,754)	$5,300,099	$4,411,242
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	91

Statement of Changes in Net Assets   (continued)
	Columbia Acorn USA®		Columbia Acorn International SelectSM
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income (loss)	$(998,235)	$(1,573,689)	$463,431	$298,210
Net realized gain	51,544,360	212,362,115	15,549,271	8,192,558
Net change in unrealized appreciation (depreciation)	(53,702,262)	(119,147,241)	(30,631,305)	26,161,018
Net increase (decrease) in net assets resulting from operations	(3,156,137)	91,641,185	(14,618,603)	34,651,786
Distributions to shareholders
Net investment income and net realized gains
Class A	(8,375,728)		(1,884,728)
Advisor Class	(2,089,581)		(88,392)
Class C	(1,803,921)		(230,740)
Institutional Class	(23,581,038)		(5,035,667)
Institutional 2 Class	(718,944)		(87,496)
Institutional 3 Class	(7,584,575)		(622,521)
Net investment income
Class A		—		(9,521)
Advisor Class		—		(4,562)
Institutional Class		—		(228,058)
Institutional 2 Class		—		(1,921)
Institutional 3 Class		—		(26,734)
Net realized gains
Class A		(15,531,538)		—
Advisor Class		(4,118,797)		—
Class C		(4,827,537)		—
Institutional Class		(61,910,319)		—
Institutional 2 Class		(3,183,971)		—
Institutional 3 Class		(12,346,845)		—
Total distributions to shareholders (Note 2)	(44,153,787)	(101,919,007)	(7,949,544)	(270,796)
Increase (decrease) in net assets from capital stock activity	626,090	(310,665,005)	1,039,524	(3,597,759)
Total increase (decrease) in net assets	(46,683,834)	(320,942,827)	(21,528,623)	30,783,231
Net assets at beginning of year	322,677,598	643,620,425	130,794,804	100,011,573
Net assets at end of year	$275,993,764	$322,677,598	$109,266,181	$130,794,804
Undistributed (excess of distributions over) net investment income	$(736,167)	$(254,453)	$359,960	$(53,622)
The accompanying Notes to Financial Statements are an integral part of this statement.
92	Columbia Acorn Family of Funds | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Columbia Acorn SelectSM		Columbia Thermostat FundSM
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income (loss)	$280,871	$(353,608)	$11,809,496	$15,437,578
Net realized gain	38,584,900	40,516,594	19,267,639	23,654,073
Net change in unrealized appreciation (depreciation)	(71,032,642)	32,742,921	(32,423,879)	10,450,897
Net increase (decrease) in net assets resulting from operations	(32,166,871)	72,905,907	(1,346,744)	49,542,548
Distributions to shareholders
Net investment income and net realized gains
Class A	(20,308,218)		(10,673,840)
Advisor Class	(881,008)		(708,559)
Class C	(3,272,890)		(8,158,095)
Institutional Class	(25,262,616)		(15,036,009)
Institutional 2 Class	(361,405)		(900,690)
Institutional 3 Class	(2,802,824)		(26,585)
Net investment income
Class A		—		(9,278,829)
Advisor Class		—		(559,209)
Class C		—		(5,769,999)
Institutional Class		—		(12,343,315)
Institutional 2 Class		—		(468,756)
Institutional 3 Class		—		(17,424)
Net realized gains
Class A		(13,531,635)		(3,927,704)
Advisor Class		(268,631)		(231,441)
Class C		(4,068,306)		(3,875,776)
Institutional Class		(17,384,449)		(4,913,074)
Institutional 2 Class		(135,711)		(192,959)
Institutional 3 Class		(2,568,205)		(7,159)
Total distributions to shareholders (Note 2)	(52,888,961)	(37,956,937)	(35,503,778)	(41,585,645)
Increase (decrease) in net assets from capital stock activity	11,572,541	(34,460,018)	(180,527,642)	(256,152,474)
Total increase (decrease) in net assets	(73,483,291)	488,952	(217,378,164)	(248,195,571)
Net assets at beginning of year	308,877,936	308,388,984	859,231,046	1,107,426,617
Net assets at end of year	$235,394,645	$308,877,936	$641,852,882	$859,231,046
Undistributed (excess of distributions over) net investment income	$(125,238)	$(231,199)	$(188,699)	$731,622
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	93

Statement of Changes in Net Assets   (continued)
	Columbia Acorn Emerging Markets FundSM		Columbia Acorn European FundSM
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017 (a)
Operations
Net investment income (loss)	$493,410	$(23,854)	$666,558	$318,469
Net realized gain (loss)	8,372,207	4,959,333	(576,569)	2,113,437
Net change in unrealized appreciation (depreciation)	(24,082,433)	26,081,316	(18,947,041)	17,443,548
Net increase (decrease) in net assets resulting from operations	(15,216,816)	31,016,795	(18,857,052)	19,875,454
Distributions to shareholders
Net investment income and net realized gains
Class A	(348,800)		(219,414)
Advisor Class	(15,124)		(17,370)
Class C	(56,171)		(95,170)
Institutional Class	(452,975)		(336,429)
Institutional 2 Class	(9,169)		(31,742)
Institutional 3 Class	(13,183)		(20)
Net investment income
Class A		—		(276,319)
Advisor Class		—		(26,878)
Class C		—		(21,994)
Institutional Class		—		(555,415)
Institutional 2 Class		—		(51,520)
Institutional 3 Class		—		(2,414)
Return of capital
Class A	(28,167)	—	—	—
Advisor Class	(1,020)	—	—	—
Class C	(11,141)	—	—	—
Institutional Class	(30,545)	—	—	—
Institutional 2 Class	(591)	—	—	—
Institutional 3 Class	(823)	—	—	—
Total distributions to shareholders (Note 2)	(967,709)	—	(700,145)	(934,540)
Increase (decrease) in net assets from capital stock activity	(30,986,000)	(30,554,959)	(14,494,645)	37,264,196
Increase from payment by affiliate (Note 6)	34,559	—	—	—
Total increase (decrease) in net assets	(47,135,966)	461,836	(34,051,842)	56,205,110
Net assets at beginning of year	106,222,235	105,760,399	102,557,423	46,352,313
Net assets at end of year	$59,086,269	$106,222,235	$68,505,581	$102,557,423
Excess of distributions over net investment income	$(319,394)	$(572,645)	$(139,042)	$(202,643)

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
94	Columbia Acorn Family of Funds | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Columbia Acorn® Fund				Columbia Acorn International®
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2018		December 31, 2017		December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	14,482,087	199,117,901	5,214,954	73,286,260	1,204,707	53,366,756	1,610,233	69,246,137
Distributions reinvested	8,565,521	103,282,789	13,895,471	179,901,741	2,517,943	79,449,411	650,590	29,823,976
Redemptions	(15,172,354)	(202,514,211)	(24,594,980)	(349,452,663)	(3,686,910)	(156,642,002)	(7,526,663)	(320,009,215)
Net increase (decrease)	7,875,254	99,886,479	(5,484,555)	(96,264,662)	35,740	(23,825,835)	(5,265,840)	(220,939,102)
Advisor Class
Subscriptions	1,389,865	23,281,479	1,188,440	20,475,315	370,989	17,261,530	507,657	22,001,991
Distributions reinvested	286,808	4,437,619	404,423	6,463,098	162,265	5,894,237	149,964	6,941,523
Redemptions	(1,112,297)	(18,894,372)	(1,298,639)	(22,111,783)	(2,227,246)	(101,932,993)	(1,218,557)	(52,979,195)
Net increase (decrease)	564,376	8,824,726	294,224	4,826,630	(1,693,992)	(78,777,226)	(560,936)	(24,035,681)
Class B
Distributions reinvested	—	—	—	—	—	—	48	2,052
Redemptions	—	—	—	—	—	—	(13,438)	(556,263)
Net decrease	—	—	—	—	—	—	(13,390)	(554,211)
Class C
Subscriptions	1,447,676	9,225,458	1,151,804	9,081,597	65,481	2,775,489	90,241	3,793,139
Distributions reinvested	5,636,603	32,972,060	14,018,509	94,772,247	241,578	7,481,172	83,543	3,674,876
Redemptions	(27,200,903)	(186,297,980)	(13,966,397)	(120,313,372)	(912,454)	(38,562,522)	(526,608)	(21,906,351)
Net increase (decrease)	(20,116,624)	(144,100,462)	1,203,916	(16,459,528)	(605,395)	(28,305,861)	(352,824)	(14,438,336)
Class I
Redemptions	—	—	(704,360)	(11,413,339)	—	—	(587,108)	(24,144,151)
Net decrease	—	—	(704,360)	(11,413,339)	—	—	(587,108)	(24,144,151)
Institutional Class
Subscriptions	7,560,930	122,219,111	11,660,704	189,841,275	2,947,643	124,432,793	7,013,514	296,426,276
Distributions reinvested	23,112,853	341,236,718	41,736,204	640,071,038	13,084,488	412,927,075	3,676,468	168,682,272
Redemptions	(35,160,985)	(557,342,383)	(55,995,598)	(919,152,154)	(21,151,836)	(898,058,188)	(32,696,730)	(1,462,774,955)
Net decrease	(4,487,202)	(93,886,554)	(2,598,690)	(89,239,841)	(5,119,705)	(360,698,320)	(22,006,748)	(997,666,407)
Institutional 2 Class
Subscriptions	973,489	16,597,800	1,892,132	34,420,349	1,564,761	72,479,772	4,209,934	183,599,629
Distributions reinvested	328,128	5,203,420	809,341	13,002,370	1,121,675	36,095,844	525,236	24,092,915
Redemptions	(2,796,573)	(48,203,357)	(1,361,035)	(23,541,410)	(6,330,859)	(270,594,603)	(3,251,747)	(145,206,557)
Net increase (decrease)	(1,494,956)	(26,402,137)	1,340,438	23,881,309	(3,644,423)	(162,018,987)	1,483,423	62,485,987
Institutional 3 Class
Subscriptions	3,490,426	59,038,867	3,152,141	55,149,044	4,105,290	192,225,142	14,596,689	678,353,931
Distributions reinvested	417,329	6,583,918	669,887	11,007,435	1,430,787	47,433,802	964,050	44,705,035
Redemptions	(2,880,541)	(50,085,672)	(5,871,346)	(102,670,389)	(14,314,023)	(673,079,067)	(6,419,328)	(294,475,318)
Net increase (decrease)	1,027,214	15,537,113	(2,049,318)	(36,513,910)	(8,777,946)	(433,420,123)	9,141,411	428,583,648
Class R
Subscriptions	—	—	—	—	111,819	4,932,695	247,904	10,356,515
Distributions reinvested	—	—	—	—	81,344	2,552,399	17,022	780,530
Redemptions	—	—	—	—	(135,987)	(6,013,318)	(103,693)	(4,534,926)
Net increase	—	—	—	—	57,176	1,471,776	161,233	6,602,119
Total net decrease	(16,631,938)	(140,140,835)	(7,998,345)	(221,183,341)	(19,748,545)	(1,085,574,576)	(18,000,779)	(784,106,134)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	95

Statement of Changes in Net Assets   (continued)
	Columbia Acorn USA®				Columbia Acorn International SelectSM
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2018		December 31, 2017		December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,376,744	18,267,295	488,025	7,442,932	375,760	10,651,053	433,475	11,022,848
Distributions reinvested	699,793	7,935,061	1,137,099	14,397,674	77,655	1,824,896	318	9,147
Redemptions	(1,134,480)	(14,506,433)	(3,181,282)	(49,739,118)	(252,530)	(7,123,558)	(466,338)	(11,345,132)
Net increase (decrease)	942,057	11,695,923	(1,556,158)	(27,898,512)	200,885	5,352,391	(32,545)	(313,137)
Advisor Class
Subscriptions	837,779	15,358,547	591,993	11,469,434	38,028	1,123,008	22,202	594,789
Distributions reinvested	136,861	2,089,581	255,091	4,118,796	3,664	88,202	156	4,554
Redemptions	(933,018)	(16,954,707)	(174,410)	(3,344,051)	(53,440)	(1,565,189)	(11,360)	(303,363)
Net increase (decrease)	41,622	493,421	672,674	12,244,179	(11,748)	(353,979)	10,998	295,980
Class C
Subscriptions	313,173	2,077,318	99,275	974,077	36,333	979,251	27,511	676,101
Distributions reinvested	334,238	1,774,726	703,494	4,761,201	10,568	227,625	—	—
Redemptions	(1,122,430)	(7,883,868)	(510,499)	(5,076,159)	(105,985)	(2,845,286)	(57,659)	(1,371,955)
Net increase (decrease)	(475,019)	(4,031,824)	292,270	659,119	(59,084)	(1,638,410)	(30,148)	(695,854)
Class I
Redemptions	—	—	(70)	(1,266)	—	—	(92)	(2,211)
Net decrease	—	—	(70)	(1,266)	—	—	(92)	(2,211)
Institutional Class
Subscriptions	1,614,982	26,732,776	1,272,209	22,899,278	793,679	22,244,906	632,322	15,614,831
Distributions reinvested	1,536,419	22,101,744	3,701,495	58,121,333	184,011	4,394,183	5,869	170,675
Redemptions	(4,055,929)	(65,587,290)	(21,166,533)	(389,628,621)	(1,114,888)	(32,550,369)	(992,393)	(25,627,432)
Net decrease	(904,528)	(16,752,770)	(16,192,829)	(308,608,010)	(137,198)	(5,911,280)	(354,202)	(9,841,926)
Institutional 2 Class
Subscriptions	265,478	4,960,411	494,678	10,218,003	29,291	879,117	6,125	155,951
Distributions reinvested	44,378	718,791	194,941	3,183,608	3,628	87,329	65	1,913
Redemptions	(694,916)	(12,588,773)	(828,227)	(15,512,332)	(3,773)	(108,283)	(5,576)	(139,156)
Net increase (decrease)	(385,060)	(6,909,571)	(138,608)	(2,110,721)	29,146	858,163	614	18,708
Institutional 3 Class
Subscriptions	1,017,530	18,563,862	540,484	10,276,457	131,427	3,864,719	268,318	7,467,361
Distributions reinvested	486,992	7,516,430	694,408	11,402,230	25,856	622,353	914	26,725
Redemptions	(559,482)	(9,949,381)	(340,563)	(6,628,481)	(60,597)	(1,754,433)	(21,261)	(553,405)
Net increase	945,040	16,130,911	894,329	15,050,206	96,686	2,732,639	247,971	6,940,681
Total net increase (decrease)	164,112	626,090	(16,028,392)	(310,665,005)	118,687	1,039,524	(157,404)	(3,597,759)
The accompanying Notes to Financial Statements are an integral part of this statement.
96	Columbia Acorn Family of Funds | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Columbia Acorn SelectSM				Columbia Thermostat FundSM
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2018		December 31, 2017		December 31, 2018		December 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,647,135	23,680,572	831,684	11,552,003	1,333,900	19,378,036	1,609,689	23,841,063
Distributions reinvested	1,474,425	18,023,829	859,784	11,678,407	720,600	10,054,448	840,860	12,338,875
Redemptions	(1,604,835)	(22,562,970)	(3,504,699)	(48,437,824)	(5,687,410)	(82,591,620)	(12,154,415)	(179,914,818)
Net increase (decrease)	1,516,725	19,141,431	(1,813,231)	(25,207,414)	(3,632,910)	(53,159,136)	(9,703,866)	(143,734,880)
Advisor Class
Subscriptions	81,585	1,421,965	297,546	4,898,165	151,388	2,184,819	565,162	8,354,290
Distributions reinvested	59,074	881,008	16,388	268,631	51,274	708,407	54,380	790,505
Redemptions	(124,115)	(2,084,875)	(45,047)	(730,797)	(460,433)	(6,620,916)	(582,985)	(8,576,681)
Net increase (decrease)	16,544	218,098	268,887	4,435,999	(257,771)	(3,727,690)	36,557	568,114
Class C
Subscriptions	88,638	780,854	86,931	825,976	511,824	7,413,115	1,107,876	16,440,929
Distributions reinvested	367,957	3,083,783	428,882	3,895,445	477,573	6,731,929	536,248	7,916,684
Redemptions	(2,163,962)	(20,060,290)	(1,148,372)	(11,025,586)	(6,092,400)	(88,882,083)	(7,807,143)	(116,029,441)
Net decrease	(1,707,367)	(16,195,653)	(632,559)	(6,304,165)	(5,103,003)	(74,737,039)	(6,163,019)	(91,671,828)
Class I
Redemptions	—	—	(738,244)	(11,402,065)	—	—	—	—
Net decrease	—	—	(738,244)	(11,402,065)	—	—	—	—
Institutional Class
Subscriptions	532,047	8,619,479	1,381,191	21,252,498	3,997,657	57,171,246	8,573,428	125,070,056
Distributions reinvested	1,656,299	23,698,931	1,040,184	15,939,038	792,087	10,877,990	844,055	12,217,159
Redemptions	(1,788,491)	(28,387,175)	(2,758,485)	(43,032,113)	(8,455,329)	(120,813,058)	(10,927,093)	(160,162,349)
Net increase (decrease)	399,855	3,931,235	(337,110)	(5,840,577)	(3,665,585)	(52,763,822)	(1,509,610)	(22,875,134)
Institutional 2 Class
Subscriptions	57,873	1,009,610	61,419	987,353	474,655	6,839,482	385,136	5,673,263
Distributions reinvested	24,396	361,145	8,423	135,545	65,250	900,690	45,470	661,715
Redemptions	(22,767)	(390,419)	(37,575)	(614,799)	(267,887)	(3,847,004)	(333,143)	(4,893,764)
Net increase	59,502	980,336	32,267	508,099	272,018	3,893,168	97,463	1,441,214
Institutional 3 Class
Subscriptions	1,992,595	33,938,673	1,808,898	29,600,372	6,170	89,446	36,425	537,605
Distributions reinvested	185,160	2,802,564	161,019	2,568,039	1,918	26,442	1,683	24,446
Redemptions	(1,880,769)	(33,244,143)	(1,396,136)	(22,818,306)	(10,380)	(149,011)	(29,767)	(442,011)
Net increase (decrease)	296,986	3,497,094	573,781	9,350,105	(2,292)	(33,123)	8,341	120,040
Total net increase (decrease)	582,245	11,572,541	(2,646,209)	(34,460,018)	(12,389,543)	(180,527,642)	(17,234,134)	(256,152,474)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	97

Statement of Changes in Net Assets   (continued)
	Columbia Acorn Emerging Markets FundSM				Columbia Acorn European FundSM
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2018		December 31, 2017		December 31, 2018		December 31, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	359,020	4,465,310	441,162	5,127,794	802,766	15,619,783	1,140,391	20,187,059
Distributions reinvested	34,864	373,040	—	—	10,793	219,313	14,776	276,319
Redemptions	(870,709)	(10,745,642)	(2,868,148)	(31,102,071)	(1,030,128)	(19,193,737)	(1,330,219)	(21,179,443)
Net decrease	(476,825)	(5,907,292)	(2,426,986)	(25,974,277)	(216,569)	(3,354,641)	(175,052)	(716,065)
Advisor Class
Subscriptions	23,068	293,516	47,248	568,561	187,846	3,709,574	126,977	2,378,990
Distributions reinvested	1,489	16,102	—	—	849	17,351	1,412	26,840
Redemptions	(48,209)	(606,821)	(78,974)	(905,107)	(245,227)	(4,686,268)	(1,986)	(33,180)
Net increase (decrease)	(23,652)	(297,203)	(31,726)	(336,546)	(56,532)	(959,343)	126,403	2,372,650
Class C
Subscriptions	51,305	644,223	86,043	990,408	198,850	3,839,604	337,990	5,828,257
Distributions reinvested	6,305	66,771	—	—	4,735	95,138	1,230	21,994
Redemptions	(385,778)	(4,633,912)	(483,515)	(5,492,520)	(361,749)	(6,657,723)	(117,103)	(1,947,925)
Net increase (decrease)	(328,168)	(3,922,918)	(397,472)	(4,502,112)	(158,164)	(2,722,981)	222,117	3,902,326
Class I
Redemptions	—	—	(205)	(2,252)	—	—	(173)	(2,700)
Net decrease	—	—	(205)	(2,252)	—	—	(173)	(2,700)
Institutional Class
Subscriptions	339,519	4,283,831	2,164,060	23,600,425	1,355,100	26,110,809	2,162,206	36,835,519
Distributions reinvested	42,914	460,898	—	—	16,480	335,198	29,529	554,395
Redemptions	(2,038,425)	(25,173,138)	(2,100,848)	(24,137,744)	(1,809,806)	(33,173,356)	(454,340)	(7,965,911)
Net increase (decrease)	(1,655,992)	(20,428,409)	63,212	(537,319)	(438,226)	(6,727,349)	1,737,395	29,424,003
Institutional 2 Class
Subscriptions	7,090	91,329	34,601	400,968	168,588	3,341,522	283,318	5,035,710
Distributions reinvested	903	9,760	—	—	1,543	31,723	2,733	51,481
Redemptions	(38,077)	(485,026)	(38,991)	(455,733)	(213,125)	(3,888,136)	(169,753)	(2,999,705)
Net increase (decrease)	(30,084)	(383,937)	(4,390)	(54,765)	(42,994)	(514,891)	116,298	2,087,486
Institutional 3 Class
Subscriptions	20,711	263,504	72,757	905,959	39	763	11,313	202,597
Distributions reinvested	1,303	13,965	—	—	—	—	126	2,367
Redemptions	(26,296)	(323,710)	(4,221)	(53,647)	(10,843)	(216,203)	(469)	(8,468)
Net increase (decrease)	(4,282)	(46,241)	68,536	852,312	(10,804)	(215,440)	10,970	196,496
Total net increase (decrease)	(2,519,003)	(30,986,000)	(2,729,031)	(30,554,959)	(923,289)	(14,494,645)	2,037,958	37,264,196

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
98	Columbia Acorn Family of Funds | Annual Report 2018

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Columbia Acorn Family of Funds | Annual Report 2018	99

Financial Highlights
Columbia Acorn® Fund
The following tables are intended to help you understand the Funds’ financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, a Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 12/31/2018	$12.92	(0.03)	(0.48)	(0.51)	(1.76)	(1.76)
Year Ended 12/31/2017	$13.35	(0.02)	3.23	3.21	(3.64)	(3.64)
Year Ended 12/31/2016	$17.63	(0.03)	1.73	1.70	(5.98)	(5.98)
Year Ended 12/31/2015	$30.30	(0.12)	(0.27) (e)	(0.39)	(12.28)	(12.28)
Year Ended 12/31/2014	$35.78	(0.08)	0.21	0.13	(5.61)	(5.61)
Advisor Class
Year Ended 12/31/2018	$16.06	0.01	(0.64)	(0.63)	(1.80)	(1.80)
Year Ended 12/31/2017	$15.83	0.02	3.85	3.87	(3.64)	(3.64)
Year Ended 12/31/2016	$19.84	0.00 (f)	1.97	1.97	(5.98)	(5.98)
Year Ended 12/31/2015	$32.51	(0.07)	(0.32) (e)	(0.39)	(12.28)	(12.28)
Year Ended 12/31/2014	$37.88	0.02	0.22	0.24	(5.61)	(5.61)
Class C
Year Ended 12/31/2018	$6.58	(0.06)	(0.17)	(0.23)	(1.66)	(1.66)
Year Ended 12/31/2017	$8.34	(0.08)	1.96	1.88	(3.64)	(3.64)
Year Ended 12/31/2016	$13.16	(0.11)	1.27	1.16	(5.98)	(5.98)
Year Ended 12/31/2015	$25.92	(0.27)	(0.21) (e)	(0.48)	(12.28)	(12.28)
Year Ended 12/31/2014	$31.64	(0.28)	0.17	(0.11)	(5.61)	(5.61)
Institutional Class
Year Ended 12/31/2018	$15.39	0.01	(0.62)	(0.61)	(1.80)	(1.80)
Year Ended 12/31/2017	$15.29	0.02	3.72	3.74	(3.64)	(3.64)
Year Ended 12/31/2016	$19.34	0.01	1.92	1.93	(5.98)	(5.98)
Year Ended 12/31/2015	$31.95	(0.04)	(0.29) (e)	(0.33)	(12.28)	(12.28)
Year Ended 12/31/2014	$37.32	0.02	0.22	0.24	(5.61)	(5.61)
Institutional 2 Class
Year Ended 12/31/2018	$16.20	0.01	(0.65)	(0.64)	(1.80)	(1.80)
Year Ended 12/31/2017	$15.94	0.02	3.88	3.90	(3.64)	(3.64)
Year Ended 12/31/2016	$19.92	0.01	1.99	2.00	(5.98)	(5.98)
Year Ended 12/31/2015	$32.55	(0.04)	(0.31) (e)	(0.35)	(12.28)	(12.28)
Year Ended 12/31/2014	$37.89	0.04	0.23	0.27	(5.61)	(5.61)
The accompanying Notes to Financial Statements are an integral part of this statement.
100	Columbia Acorn Family of Funds | Annual Report 2018

Financial Highlights  (continued)
Columbia Acorn® Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 12/31/2018	$10.65	(5.22%) (b)	1.10%	1.08% (c)	(0.20%)	66%	$768,031
Year Ended 12/31/2017	$12.92	24.91%	1.09%	1.08% (c)	(0.13%)	72%	$830,454
Year Ended 12/31/2016	$13.35	10.06%	1.10% (d)	1.10% (d)	(0.21%)	85%	$931,460
Year Ended 12/31/2015	$17.63	(1.87%)	1.08%	1.08%	(0.39%)	21%	$1,388,893
Year Ended 12/31/2014	$30.30	0.55%	1.08%	1.08%	(0.22%)	17%	$2,694,610
Advisor Class
Year Ended 12/31/2018	$13.63	(5.00%) (b)	0.85%	0.83% (c)	0.05%	66%	$40,425
Year Ended 12/31/2017	$16.06	25.19%	0.84%	0.83% (c)	0.12%	72%	$38,588
Year Ended 12/31/2016	$15.83	10.32%	0.89% (d)	0.89% (d)	0.00% (f)	85%	$33,378
Year Ended 12/31/2015	$19.84	(1.75%)	0.89%	0.89%	(0.23%)	21%	$50,335
Year Ended 12/31/2014	$32.51	0.81%	0.84%	0.84%	0.05%	17%	$250,457
Class C
Year Ended 12/31/2018	$4.69	(5.86%) (b)	1.85%	1.82% (c)	(0.94%)	66%	$81,149
Year Ended 12/31/2017	$6.58	23.88%	1.84%	1.83% (c)	(0.88%)	72%	$246,450
Year Ended 12/31/2016	$8.34	9.29%	1.84% (d)	1.84% (d)	(0.95%)	85%	$302,119
Year Ended 12/31/2015	$13.16	(2.57%)	1.80%	1.80%	(1.11%)	21%	$456,348
Year Ended 12/31/2014	$25.92	(0.16%)	1.77%	1.77%	(0.92%)	17%	$776,370
Institutional Class
Year Ended 12/31/2018	$12.98	(5.09%) (b)	0.85%	0.83% (c)	0.05%	66%	$2,816,948
Year Ended 12/31/2017	$15.39	25.24%	0.84%	0.83% (c)	0.12%	72%	$3,407,214
Year Ended 12/31/2016	$15.29	10.39%	0.82% (d)	0.82% (d)	0.07%	85%	$3,425,935
Year Ended 12/31/2015	$19.34	(1.57%)	0.80%	0.80%	(0.11%)	21%	$5,062,313
Year Ended 12/31/2014	$31.95	0.82%	0.79%	0.79%	0.07%	17%	$11,340,770
Institutional 2 Class
Year Ended 12/31/2018	$13.76	(5.00%) (b)	0.81%	0.80%	0.08%	66%	$37,124
Year Ended 12/31/2017	$16.20	25.21%	0.82%	0.81%	0.14%	72%	$67,932
Year Ended 12/31/2016	$15.94	10.43%	0.81% (d)	0.81% (d)	0.08%	85%	$45,475
Year Ended 12/31/2015	$19.92	(1.60%)	0.77%	0.77%	(0.11%)	21%	$76,412
Year Ended 12/31/2014	$32.55	0.89%	0.76%	0.76%	0.10%	17%	$458,223
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	101

Financial Highlights  (continued)
Columbia Acorn® Fund
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 12/31/2018	$16.34	0.02	(0.66)	(0.64)	(1.81)	(1.81)
Year Ended 12/31/2017	$16.04	0.03	3.91	3.94	(3.64)	(3.64)
Year Ended 12/31/2016	$20.00	0.02	2.00	2.02	(5.98)	(5.98)
Year Ended 12/31/2015	$32.61	(0.02)	(0.31) (e)	(0.33)	(12.28)	(12.28)
Year Ended 12/31/2014	$37.93	0.05	0.24	0.29	(5.61)	(5.61)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(f)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
102	Columbia Acorn Family of Funds | Annual Report 2018

Financial Highlights  (continued)
Columbia Acorn® Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 12/31/2018	$13.89	(4.98%) (b)	0.76%	0.76%	0.13%	66%	$54,688
Year Ended 12/31/2017	$16.34	25.31%	0.76%	0.76%	0.19%	72%	$47,536
Year Ended 12/31/2016	$16.04	10.50%	0.76% (d)	0.76% (d)	0.12%	85%	$79,518
Year Ended 12/31/2015	$20.00	(1.54%)	0.73%	0.73%	(0.06%)	21%	$130,546
Year Ended 12/31/2014	$32.61	0.94%	0.70%	0.70%	0.13%	17%	$378,780
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	103

Financial Highlights
Columbia Acorn International®
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 12/31/2018	$46.51	0.23	(7.41)	(7.18)	(0.29)	(9.56)	(9.85)
Year Ended 12/31/2017	$37.71	0.25	11.71	11.96	(0.67)	(2.49)	(3.16)
Year Ended 12/31/2016	$39.08	0.35	(1.31)	(0.96)	(0.15)	(0.26)	(0.41)
Year Ended 12/31/2015	$41.68	0.39	(1.02)	(0.63)	(0.40)	(1.57)	(1.97)
Year Ended 12/31/2014	$46.63	0.42	(2.51)	(2.09)	(0.55)	(2.31)	(2.86)
Advisor Class
Year Ended 12/31/2018	$46.95	0.46	(7.61)	(7.15)	(0.40)	(9.56)	(9.96)
Year Ended 12/31/2017	$38.03	0.36	11.82	12.18	(0.77)	(2.49)	(3.26)
Year Ended 12/31/2016	$39.41	0.48	(1.38)	(0.90)	(0.22)	(0.26)	(0.48)
Year Ended 12/31/2015	$42.02	0.47	(1.03)	(0.56)	(0.48)	(1.57)	(2.05)
Year Ended 12/31/2014	$46.99	0.50	(2.52)	(2.02)	(0.64)	(2.31)	(2.95)
Class C
Year Ended 12/31/2018	$44.57	(0.05)	(7.09)	(7.14)	(0.24)	(9.56)	(9.80)
Year Ended 12/31/2017	$36.18	(0.06)	11.20	11.14	(0.26)	(2.49)	(2.75)
Year Ended 12/31/2016	$37.65	0.05	(1.26)	(1.21)	—	(0.26)	(0.26)
Year Ended 12/31/2015	$40.20	0.07	(0.97)	(0.90)	(0.08)	(1.57)	(1.65)
Year Ended 12/31/2014	$45.04	0.07	(2.40)	(2.33)	(0.20)	(2.31)	(2.51)
Institutional Class
Year Ended 12/31/2018	$46.57	0.34	(7.44)	(7.10)	(0.40)	(9.56)	(9.96)
Year Ended 12/31/2017	$37.74	0.37	11.73	12.10	(0.78)	(2.49)	(3.27)
Year Ended 12/31/2016	$39.12	0.44	(1.32)	(0.88)	(0.24)	(0.26)	(0.50)
Year Ended 12/31/2015	$41.73	0.51	(1.03)	(0.52)	(0.52)	(1.57)	(2.09)
Year Ended 12/31/2014	$46.68	0.56	(2.51)	(1.95)	(0.69)	(2.31)	(3.00)
Institutional 2 Class
Year Ended 12/31/2018	$46.54	0.37	(7.43)	(7.06)	(0.43)	(9.56)	(9.99)
Year Ended 12/31/2017	$37.72	0.38	11.72	12.10	(0.79)	(2.49)	(3.28)
Year Ended 12/31/2016	$39.10	0.44	(1.30)	(0.86)	(0.26)	(0.26)	(0.52)
Year Ended 12/31/2015	$41.71	0.54	(1.05)	(0.51)	(0.53)	(1.57)	(2.10)
Year Ended 12/31/2014	$46.66	0.57	(2.51)	(1.94)	(0.70)	(2.31)	(3.01)
Institutional 3 Class
Year Ended 12/31/2018	$46.95	0.51	(7.62)	(7.11)	(0.45)	(9.56)	(10.01)
Year Ended 12/31/2017	$38.02	0.40	11.83	12.23	(0.81)	(2.49)	(3.30)
Year Ended 12/31/2016	$39.41	0.47	(1.32)	(0.85)	(0.28)	(0.26)	(0.54)
Year Ended 12/31/2015	$42.02	0.53	(1.01)	(0.48)	(0.56)	(1.57)	(2.13)
Year Ended 12/31/2014	$46.99	0.58	(2.52)	(1.94)	(0.72)	(2.31)	(3.03)
The accompanying Notes to Financial Statements are an integral part of this statement.
104	Columbia Acorn Family of Funds | Annual Report 2018

Financial Highlights  (continued)
Columbia Acorn International®
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 12/31/2018	$29.48	(16.13%) (b)	1.25% (c)	1.24% (c),(d)	0.51%	32%	$296,349
Year Ended 12/31/2017	$46.51	31.91% (b)	1.23%	1.20% (d)	0.56%	37%	$465,830
Year Ended 12/31/2016	$37.71	(2.51%) (b)	1.27%	1.23%	0.90%	46%	$576,235
Year Ended 12/31/2015	$39.08	(1.59%) (b)	1.28%	1.24%	0.93%	50%	$812,479
Year Ended 12/31/2014	$41.68	(4.58%) (b)	1.26%	1.22%	0.91%	28%	$946,553
Advisor Class
Year Ended 12/31/2018	$29.84	(15.90%) (b)	1.00% (c)	0.99% (c),(d)	0.97%	32%	$12,740
Year Ended 12/31/2017	$46.95	32.21%	0.98%	0.98% (d)	0.81%	37%	$99,578
Year Ended 12/31/2016	$38.03	(2.32%)	1.05%	1.05%	1.22%	46%	$101,988
Year Ended 12/31/2015	$39.41	(1.41%)	1.06%	1.06%	1.10%	50%	$486,763
Year Ended 12/31/2014	$42.02	(4.39%)	1.04%	1.04%	1.07%	28%	$424,425
Class C
Year Ended 12/31/2018	$27.63	(16.76%) (b)	2.00% (c)	1.99% (c),(d)	(0.11%)	32%	$22,817
Year Ended 12/31/2017	$44.57	30.93% (b)	1.98%	1.97% (d)	(0.15%)	37%	$63,787
Year Ended 12/31/2016	$36.18	(3.26%) (b)	2.01%	1.99%	0.13%	46%	$64,548
Year Ended 12/31/2015	$37.65	(2.33%) (b)	2.01%	1.99%	0.18%	50%	$88,606
Year Ended 12/31/2014	$40.20	(5.27%) (b)	1.99%	1.97%	0.16%	28%	$103,691
Institutional Class
Year Ended 12/31/2018	$29.51	(15.93%) (b)	1.00% (c)	0.99% (c),(d)	0.76%	32%	$1,824,055
Year Ended 12/31/2017	$46.57	32.24%	0.98%	0.98% (d)	0.85%	37%	$3,116,383
Year Ended 12/31/2016	$37.74	(2.28%)	0.98%	0.98%	1.13%	46%	$3,356,348
Year Ended 12/31/2015	$39.12	(1.33%)	0.97%	0.97%	1.21%	50%	$4,645,797
Year Ended 12/31/2014	$41.73	(4.28%)	0.93%	0.93%	1.20%	28%	$5,585,035
Institutional 2 Class
Year Ended 12/31/2018	$29.49	(15.85%) (b)	0.93% (c)	0.93% (c)	0.81%	32%	$160,488
Year Ended 12/31/2017	$46.54	32.27%	0.93%	0.93%	0.87%	37%	$422,916
Year Ended 12/31/2016	$37.72	(2.23%)	0.93%	0.93%	1.15%	46%	$286,786
Year Ended 12/31/2015	$39.10	(1.29%)	0.92%	0.92%	1.26%	50%	$320,252
Year Ended 12/31/2014	$41.71	(4.25%)	0.90%	0.90%	1.23%	28%	$397,882
Institutional 3 Class
Year Ended 12/31/2018	$29.83	(15.82%) (b)	0.88% (c)	0.88% (c)	1.10%	32%	$198,933
Year Ended 12/31/2017	$46.95	32.36%	0.88%	0.88%	0.89%	37%	$725,247
Year Ended 12/31/2016	$38.02	(2.19%)	0.88%	0.88%	1.20%	46%	$239,733
Year Ended 12/31/2015	$39.41	(1.23%)	0.88%	0.88%	1.26%	50%	$318,326
Year Ended 12/31/2014	$42.02	(4.21%)	0.85%	0.85%	1.25%	28%	$225,012
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	105

Financial Highlights  (continued)
Columbia Acorn International®
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 12/31/2018	$46.51	0.12	(7.39)	(7.27)	(0.24)	(9.56)	(9.80)
Year Ended 12/31/2017	$37.71	0.21	11.63	11.84	(0.55)	(2.49)	(3.04)
Year Ended 12/31/2016	$39.07	0.21	(1.30)	(1.09)	(0.01)	(0.26)	(0.27)
Year Ended 12/31/2015	$41.67	0.23	(1.02)	(0.79)	(0.24)	(1.57)	(1.81)
Year Ended 12/31/2014	$46.60	0.24	(2.50)	(2.26)	(0.36)	(2.31)	(2.67)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
106	Columbia Acorn Family of Funds | Annual Report 2018

Financial Highlights  (continued)
Columbia Acorn International®
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 12/31/2018	$29.44	(16.32%) (b)	1.50% (c)	1.49% (c),(d)	0.26%	32%	$10,049
Year Ended 12/31/2017	$46.51	31.58%	1.49%	1.48% (d)	0.46%	37%	$13,218
Year Ended 12/31/2016	$37.71	(2.82%)	1.55%	1.55%	0.55%	46%	$4,637
Year Ended 12/31/2015	$39.07	(1.98%)	1.62%	1.62%	0.54%	50%	$4,945
Year Ended 12/31/2014	$41.67	(4.95%)	1.63%	1.63%	0.52%	28%	$5,560
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	107

Financial Highlights
Columbia Acorn USA®
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 12/31/2018	$12.48	(0.07)	(0.04)	(0.11)	(2.09)	(2.09)
Year Ended 12/31/2017	$14.95	(0.09)	2.84	2.75	(5.22)	(5.22)
Year Ended 12/31/2016	$20.25	(0.11)	2.43	2.32	(7.62)	(7.62)
Year Ended 12/31/2015	$29.13	(0.18)	(0.18) (e)	(0.36)	(8.52)	(8.52)
Year Ended 12/31/2014	$34.15	(0.20)	1.22	1.02	(6.04)	(6.04)
Advisor Class
Year Ended 12/31/2018	$16.08	(0.05)	(0.09)	(0.14)	(2.17)	(2.17)
Year Ended 12/31/2017	$17.93	(0.06)	3.43	3.37	(5.22)	(5.22)
Year Ended 12/31/2016	$22.85	(0.07)	2.77	2.70	(7.62)	(7.62)
Year Ended 12/31/2015	$31.70	(0.13)	(0.20) (e)	(0.33)	(8.52)	(8.52)
Year Ended 12/31/2014	$36.55	(0.11)	1.30	1.19	(6.04)	(6.04)
Class C
Year Ended 12/31/2018	$6.56	(0.09)	0.04 (e)	(0.05)	(1.99)	(1.99)
Year Ended 12/31/2017	$10.05	(0.13)	1.86	1.73	(5.22)	(5.22)
Year Ended 12/31/2016	$16.00	(0.18)	1.85	1.67	(7.62)	(7.62)
Year Ended 12/31/2015	$24.98	(0.33)	(0.13) (e)	(0.46)	(8.52)	(8.52)
Year Ended 12/31/2014	$30.33	(0.37)	1.06	0.69	(6.04)	(6.04)
Institutional Class
Year Ended 12/31/2018	$15.21	(0.04)	(0.09)	(0.13)	(2.18)	(2.18)
Year Ended 12/31/2017	$17.20	(0.05)	3.28	3.23	(5.22)	(5.22)
Year Ended 12/31/2016	$22.19	(0.07)	2.70	2.63	(7.62)	(7.62)
Year Ended 12/31/2015	$31.03	(0.12)	(0.20) (e)	(0.32)	(8.52)	(8.52)
Year Ended 12/31/2014	$35.90	(0.12)	1.29	1.17	(6.04)	(6.04)
Institutional 2 Class
Year Ended 12/31/2018	$16.21	(0.03)	(0.11)	(0.14)	(2.20)	(2.20)
Year Ended 12/31/2017	$18.02	(0.03)	3.44	3.41	(5.22)	(5.22)
Year Ended 12/31/2016	$22.90	(0.06)	2.80	2.74	(7.62)	(7.62)
Year Ended 12/31/2015	$31.71	(0.10)	(0.19) (e)	(0.29)	(8.52)	(8.52)
Year Ended 12/31/2014	$36.53	(0.06)	1.28	1.22	(6.04)	(6.04)
The accompanying Notes to Financial Statements are an integral part of this statement.
108	Columbia Acorn Family of Funds | Annual Report 2018

Financial Highlights  (continued)
Columbia Acorn USA®
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 12/31/2018	$10.28	(2.15%) (b)	1.44% (c)	1.42% (c),(d)	(0.49%)	86%	$49,179
Year Ended 12/31/2017	$12.48	19.14% (b)	1.44%	1.43% (d)	(0.55%)	84%	$47,960
Year Ended 12/31/2016	$14.95	12.70%	1.41%	1.41%	(0.58%)	98%	$80,721
Year Ended 12/31/2015	$20.25	(1.60%)	1.34%	1.34%	(0.63%)	35%	$95,048
Year Ended 12/31/2014	$29.13	3.35%	1.33%	1.33%	(0.60%)	12%	$148,089
Advisor Class
Year Ended 12/31/2018	$13.77	(1.91%) (b)	1.18% (c)	1.17% (c),(d)	(0.27%)	86%	$14,579
Year Ended 12/31/2017	$16.08	19.42% (b)	1.21%	1.20% (d)	(0.31%)	84%	$16,355
Year Ended 12/31/2016	$17.93	12.93%	1.18%	1.18%	(0.35%)	98%	$6,172
Year Ended 12/31/2015	$22.85	(1.36%)	1.12%	1.12%	(0.40%)	35%	$8,224
Year Ended 12/31/2014	$31.70	3.60%	1.07%	1.07%	(0.32%)	12%	$7,952
Class C
Year Ended 12/31/2018	$4.52	(2.92%) (b)	2.19% (c)	2.17% (c),(d)	(1.30%)	86%	$4,608
Year Ended 12/31/2017	$6.56	18.30% (b)	2.19%	2.19% (d)	(1.31%)	84%	$9,802
Year Ended 12/31/2016	$10.05	11.92%	2.13%	2.13%	(1.31%)	98%	$12,088
Year Ended 12/31/2015	$16.00	(2.28%)	2.02%	2.02%	(1.32%)	35%	$17,255
Year Ended 12/31/2014	$24.98	2.67%	2.00%	2.00%	(1.26%)	12%	$36,476
Institutional Class
Year Ended 12/31/2018	$12.90	(1.98%) (b)	1.18% (c)	1.17% (c),(d)	(0.26%)	86%	$149,048
Year Ended 12/31/2017	$15.21	19.44% (b)	1.16%	1.16% (d)	(0.27%)	84%	$189,408
Year Ended 12/31/2016	$17.20	13.00%	1.16%	1.16%	(0.34%)	98%	$492,739
Year Ended 12/31/2015	$22.19	(1.36%)	1.10%	1.10%	(0.40%)	35%	$768,658
Year Ended 12/31/2014	$31.03	3.61%	1.08%	1.08%	(0.34%)	12%	$1,132,223
Institutional 2 Class
Year Ended 12/31/2018	$13.87	(1.89%) (b)	1.11% (c)	1.09% (c)	(0.19%)	86%	$3,332
Year Ended 12/31/2017	$16.21	19.56% (b)	1.08%	1.08%	(0.17%)	84%	$10,133
Year Ended 12/31/2016	$18.02	13.09%	1.07%	1.07%	(0.27%)	98%	$13,764
Year Ended 12/31/2015	$22.90	(1.23%)	1.01%	1.01%	(0.30%)	35%	$27,112
Year Ended 12/31/2014	$31.71	3.68%	0.99%	0.99%	(0.17%)	12%	$36,689
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	109

Financial Highlights  (continued)
Columbia Acorn USA®
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 12/31/2018	$16.36	(0.02)	(0.11)	(0.13)	(2.22)	(2.22)
Year Ended 12/31/2017	$18.14	(0.03)	3.47	3.44	(5.22)	(5.22)
Year Ended 12/31/2016	$22.99	(0.04)	2.81	2.77	(7.62)	(7.62)
Year Ended 12/31/2015	$31.80	(0.08)	(0.21) (e)	(0.29)	(8.52)	(8.52)
Year Ended 12/31/2014	$36.59	(0.07)	1.32	1.25	(6.04)	(6.04)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
110	Columbia Acorn Family of Funds | Annual Report 2018

Financial Highlights  (continued)
Columbia Acorn USA®
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 12/31/2018	$14.01	(1.86%) (b)	1.06% (c)	1.04% (c)	(0.11%)	86%	$55,248
Year Ended 12/31/2017	$16.36	19.60% (b)	1.05%	1.05%	(0.17%)	84%	$49,019
Year Ended 12/31/2016	$18.14	13.18%	1.01%	1.01%	(0.18%)	98%	$38,136
Year Ended 12/31/2015	$22.99	(1.23%)	0.97%	0.97%	(0.25%)	35%	$41,658
Year Ended 12/31/2014	$31.80	3.76%	0.93%	0.93%	(0.19%)	12%	$35,551
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	111

Financial Highlights
Columbia Acorn International SelectSM
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital	Total distributions to shareholders
Class A
Year Ended 12/31/2018	$28.89	0.06	(3.66)	(3.60)	—	(1.85)	—	(1.85)
Year Ended 12/31/2017	$21.36	0.02	7.52	7.54	(0.01)	—	—	(0.01)
Year Ended 12/31/2016	$21.33	0.10	0.09 (d)	0.19	(0.14)	—	(0.02)	(0.16)
Year Ended 12/31/2015	$22.04	0.17	(0.45)	(0.28)	(0.42)	—	(0.01)	(0.43)
Year Ended 12/31/2014	$26.91	0.29	(2.17)	(1.88)	(0.10)	(2.89)	—	(2.99)
Advisor Class
Year Ended 12/31/2018	$29.46	0.09	(3.70)	(3.61)	—	(1.85)	—	(1.85)
Year Ended 12/31/2017	$21.77	0.08	7.68	7.76	(0.07)	—	—	(0.07)
Year Ended 12/31/2016	$21.74	0.17	0.08 (d)	0.25	(0.20)	—	(0.02)	(0.22)
Year Ended 12/31/2015	$22.45	0.22	(0.44)	(0.22)	(0.48)	—	(0.01)	(0.49)
Year Ended 12/31/2014	$27.36	0.37	(2.22)	(1.85)	(0.17)	(2.89)	—	(3.06)
Class C
Year Ended 12/31/2018	$26.85	(0.12)	(3.40)	(3.52)	—	(1.85)	—	(1.85)
Year Ended 12/31/2017	$19.99	(0.15)	7.01	6.86	—	—	—	—
Year Ended 12/31/2016	$19.96	(0.06)	0.09 (d)	0.03	—	—	—	—
Year Ended 12/31/2015	$20.54	(0.01)	(0.41)	(0.42)	(0.15)	—	(0.01)	(0.16)
Year Ended 12/31/2014	$25.39	0.07	(2.03)	(1.96)	—	(2.89)	—	(2.89)
Institutional Class
Year Ended 12/31/2018	$29.25	0.14	(3.73)	(3.59)	—	(1.85)	—	(1.85)
Year Ended 12/31/2017	$21.61	0.09	7.62	7.71	(0.07)	—	—	(0.07)
Year Ended 12/31/2016	$21.58	0.16	0.09 (d)	0.25	(0.20)	—	(0.02)	(0.22)
Year Ended 12/31/2015	$22.30	0.24	(0.46)	(0.22)	(0.49)	—	(0.01)	(0.50)
Year Ended 12/31/2014	$27.20	0.38	(2.21)	(1.83)	(0.18)	(2.89)	—	(3.07)
Institutional 2 Class
Year Ended 12/31/2018	$29.44	0.11	(3.69)	(3.58)	—	(1.85)	—	(1.85)
Year Ended 12/31/2017	$21.76	0.11	7.66	7.77	(0.09)	—	—	(0.09)
Year Ended 12/31/2016	$21.72	0.16	0.11 (d)	0.27	(0.21)	—	(0.02)	(0.23)
Year Ended 12/31/2015	$22.43	0.22	(0.42)	(0.20)	(0.50)	—	(0.01)	(0.51)
Year Ended 12/31/2014	$27.34	0.36	(2.19)	(1.83)	(0.19)	(2.89)	—	(3.08)
The accompanying Notes to Financial Statements are an integral part of this statement.
112	Columbia Acorn Family of Funds | Annual Report 2018

Financial Highlights  (continued)
Columbia Acorn International SelectSM
	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 12/31/2018	—	$23.44	(12.46%) (b)	1.54%	1.40% (c)	0.20%	48%	$26,073
Year Ended 12/31/2017	—	$28.89	35.30% (b)	1.54%	1.40% (c)	0.07%	49%	$26,336
Year Ended 12/31/2016	—	$21.36	0.90% (b)	1.55% (e)	1.48% (e)	0.49%	49%	$20,165
Year Ended 12/31/2015	0.00 (f)	$21.33	(1.30%) (g)	1.55%	1.55%	0.74%	59%	$33,772
Year Ended 12/31/2014	—	$22.04	(7.06%)	1.47%	1.47%	1.05%	58%	$53,419
Advisor Class
Year Ended 12/31/2018	—	$24.00	(12.26%) (b)	1.29%	1.15% (c)	0.31%	48%	$1,201
Year Ended 12/31/2017	—	$29.46	35.67% (b)	1.29%	1.15% (c)	0.30%	49%	$1,820
Year Ended 12/31/2016	—	$21.77	1.15% (b)	1.29% (e)	1.21% (e)	0.77%	49%	$1,106
Year Ended 12/31/2015	0.00 (f)	$21.74	(1.00%) (g)	1.27%	1.27%	0.97%	59%	$898
Year Ended 12/31/2014	—	$22.45	(6.83%)	1.21%	1.21%	1.33%	58%	$974
Class C
Year Ended 12/31/2018	—	$21.48	(13.11%) (b)	2.28%	2.15% (c)	(0.43%)	48%	$2,752
Year Ended 12/31/2017	—	$26.85	34.32% (b)	2.29%	2.15% (c)	(0.64%)	49%	$5,027
Year Ended 12/31/2016	—	$19.99	0.15% (b)	2.31% (e)	2.23% (e)	(0.29%)	49%	$4,346
Year Ended 12/31/2015	0.00 (f)	$19.96	(2.05%) (g)	2.32%	2.32%	(0.06%)	59%	$5,390
Year Ended 12/31/2014	—	$20.54	(7.80%)	2.23%	2.23%	0.29%	58%	$8,057
Institutional Class
Year Ended 12/31/2018	—	$23.81	(12.28%) (b)	1.28%	1.15% (c)	0.47%	48%	$69,413
Year Ended 12/31/2017	—	$29.25	35.70% (b)	1.29%	1.15% (c)	0.36%	49%	$89,266
Year Ended 12/31/2016	—	$21.61	1.18% (b)	1.26% (e)	1.19% (e)	0.74%	49%	$73,631
Year Ended 12/31/2015	0.00 (f)	$21.58	(1.03%) (g)	1.24%	1.24%	1.05%	59%	$96,311
Year Ended 12/31/2014	—	$22.30	(6.79%)	1.17%	1.17%	1.36%	58%	$175,764
Institutional 2 Class
Year Ended 12/31/2018	—	$24.01	(12.16%) (b)	1.21%	1.06%	0.36%	48%	$1,200
Year Ended 12/31/2017	—	$29.44	35.72% (b)	1.22%	1.08%	0.41%	49%	$614
Year Ended 12/31/2016	—	$21.76	1.25% (b)	1.23% (e)	1.19% (e)	0.76%	49%	$440
Year Ended 12/31/2015	0.00 (f)	$21.72	(0.94%) (g)	1.21%	1.21%	0.96%	59%	$2,268
Year Ended 12/31/2014	—	$22.43	(6.77%)	1.15%	1.15%	1.30%	58%	$2,593
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	113

Financial Highlights  (continued)
Columbia Acorn International SelectSM
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital	Total distributions to shareholders
Institutional 3 Class
Year Ended 12/31/2018	$29.42	0.17	(3.74)	(3.57)	—	(1.85)	—	(1.85)
Year Ended 12/31/2017	$21.74	(0.07)	7.86	7.79	(0.11)	—	—	(0.11)
Year Ended 12/31/2016	$21.71	0.16	0.12 (d)	0.28	(0.23)	—	(0.02)	(0.25)
Year Ended 12/31/2015	$22.42	0.28	(0.47)	(0.19)	(0.51)	—	(0.01)	(0.52)
Year Ended 12/31/2014	$27.33	0.40	(2.21)	(1.81)	(0.21)	(2.89)	—	(3.10)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(e)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class
12/31/2016	0.06%	0.06%	0.06%	0.06%	0.04%	0.09%

(f)	Rounds to zero.
(g)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
The accompanying Notes to Financial Statements are an integral part of this statement.
114	Columbia Acorn Family of Funds | Annual Report 2018

Financial Highlights  (continued)
Columbia Acorn International SelectSM
	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 12/31/2018	—	$24.00	(12.14%) (b)	1.14%	1.02%	0.58%	48%	$8,627
Year Ended 12/31/2017	—	$29.42	35.81% (b)	1.17%	1.03%	(0.24%)	49%	$7,732
Year Ended 12/31/2016	—	$21.74	1.29% (b)	1.12% (e)	1.04% (e)	0.74%	49%	$322
Year Ended 12/31/2015	0.00 (f)	$21.71	(0.89%) (g)	1.14%	1.14%	1.21%	59%	$660
Year Ended 12/31/2014	—	$22.42	(6.71%)	1.09%	1.09%	1.43%	58%	$11,755
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	115

Financial Highlights
Columbia Acorn SelectSM
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 12/31/2018	$14.62	(0.00) (b)	(1.52)	(1.52)	(2.76)	(2.76)
Year Ended 12/31/2017	$13.13	(0.03)	3.31	3.28	(1.79)	(1.79)
Year Ended 12/31/2016	$13.94	(0.04)	1.56	1.52	(2.33)	(2.33)
Year Ended 12/31/2015	$21.03	(0.09)	0.14	0.05	(7.14)	(7.14)
Year Ended 12/31/2014	$25.57	(0.14)	0.64	0.50	(5.04)	(5.04)
Advisor Class
Year Ended 12/31/2018	$17.19	0.04	(1.85)	(1.81)	(2.79)	(2.79)
Year Ended 12/31/2017	$15.13	0.01	3.84	3.85	(1.79)	(1.79)
Year Ended 12/31/2016	$15.69	(0.00) (f)	1.77	1.77	(2.33)	(2.33)
Year Ended 12/31/2015	$22.75	(0.04)	0.12	0.08	(7.14)	(7.14)
Year Ended 12/31/2014	$27.20	(0.10)	0.69	0.59	(5.04)	(5.04)
Class C
Year Ended 12/31/2018	$9.59	(0.08)	(0.88)	(0.96)	(2.65)	(2.65)
Year Ended 12/31/2017	$9.22	(0.09)	2.25	2.16	(1.79)	(1.79)
Year Ended 12/31/2016	$10.51	(0.10)	1.14	1.04	(2.33)	(2.33)
Year Ended 12/31/2015	$17.69	(0.19)	0.15	(0.04)	(7.14)	(7.14)
Year Ended 12/31/2014	$22.46	(0.28)	0.55	0.27	(5.04)	(5.04)
Institutional Class
Year Ended 12/31/2018	$16.54	0.04	(1.76)	(1.72)	(2.79)	(2.79)
Year Ended 12/31/2017	$14.63	0.01	3.69	3.70	(1.79)	(1.79)
Year Ended 12/31/2016	$15.24	(0.00) (f)	1.72	1.72	(2.33)	(2.33)
Year Ended 12/31/2015	$22.28	(0.03)	0.13	0.10	(7.14)	(7.14)
Year Ended 12/31/2014	$26.72	(0.08)	0.68	0.60	(5.04)	(5.04)
Institutional 2 Class
Year Ended 12/31/2018	$17.28	0.05	(1.86)	(1.81)	(2.80)	(2.80)
Year Ended 12/31/2017	$15.20	0.02	3.85	3.87	(1.79)	(1.79)
Year Ended 12/31/2016	$15.74	0.01	1.78	1.79	(2.33)	(2.33)
Year Ended 12/31/2015	$22.78	(0.08)	0.18	0.10	(7.14)	(7.14)
Year Ended 12/31/2014	$27.20	(0.07)	0.69	0.62	(5.04)	(5.04)
The accompanying Notes to Financial Statements are an integral part of this statement.
116	Columbia Acorn Family of Funds | Annual Report 2018

Financial Highlights  (continued)
Columbia Acorn SelectSM
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 12/31/2018	$10.34	(12.71%) (c)	1.38%	1.15% (d)	(0.02%)	60%	$90,911
Year Ended 12/31/2017	$14.62	26.42% (c)	1.37%	1.16% (d)	(0.20%)	41%	$106,330
Year Ended 12/31/2016	$13.13	11.54% (c)	1.37%	1.17%	(0.27%)	75%	$119,364
Year Ended 12/31/2015	$13.94	(0.73%) (c)	1.35% (e)	1.22% (e)	(0.42%)	55%	$146,864
Year Ended 12/31/2014	$21.03	2.17%	1.32%	1.32%	(0.58%)	17%	$264,234
Advisor Class
Year Ended 12/31/2018	$12.59	(12.50%) (c)	1.13%	0.90% (d)	0.22%	60%	$4,304
Year Ended 12/31/2017	$17.19	26.71% (c)	1.14%	0.91% (d)	0.05%	41%	$5,590
Year Ended 12/31/2016	$15.13	11.86% (c)	1.13%	0.93%	(0.02%)	75%	$853
Year Ended 12/31/2015	$15.69	(0.53%) (c)	1.12% (e)	0.99% (e)	(0.18%)	55%	$932
Year Ended 12/31/2014	$22.75	2.39%	1.12%	1.12%	(0.37%)	17%	$1,193
Class C
Year Ended 12/31/2018	$5.98	(13.32%) (c)	2.13%	1.90% (d)	(0.83%)	60%	$3,855
Year Ended 12/31/2017	$9.59	25.40% (c)	2.12%	1.91% (d)	(0.95%)	41%	$22,559
Year Ended 12/31/2016	$9.22	10.67% (c)	2.11%	1.91%	(1.01%)	75%	$27,524
Year Ended 12/31/2015	$10.51	(1.41%) (c)	2.08% (e)	1.95% (e)	(1.15%)	55%	$34,589
Year Ended 12/31/2014	$17.69	1.42%	2.04%	2.04%	(1.30%)	17%	$48,591
Institutional Class
Year Ended 12/31/2018	$12.03	(12.45%) (c)	1.13%	0.90% (d)	0.22%	60%	$119,465
Year Ended 12/31/2017	$16.54	26.59% (c)	1.13%	0.91% (d)	0.04%	41%	$157,664
Year Ended 12/31/2016	$14.63	11.88% (c)	1.10%	0.90%	(0.02%)	75%	$144,313
Year Ended 12/31/2015	$15.24	(0.44%) (c)	1.07% (e)	0.95% (e)	(0.15%)	55%	$183,642
Year Ended 12/31/2014	$22.28	2.47%	1.04%	1.04%	(0.30%)	17%	$318,487
Institutional 2 Class
Year Ended 12/31/2018	$12.67	(12.46%) (c)	1.05%	0.84%	0.31%	60%	$2,027
Year Ended 12/31/2017	$17.28	26.72% (c)	1.06%	0.85%	0.11%	41%	$1,735
Year Ended 12/31/2016	$15.20	11.96% (c)	1.05%	0.85%	0.07%	75%	$1,036
Year Ended 12/31/2015	$15.74	(0.44%) (c)	1.02% (e)	0.95% (e)	(0.33%)	55%	$911
Year Ended 12/31/2014	$22.78	2.50%	1.00%	1.00%	(0.26%)	17%	$10,697
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	117

Financial Highlights  (continued)
Columbia Acorn SelectSM
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 12/31/2018	$17.43	0.06	(1.86)	(1.80)	(2.81)	(2.81)
Year Ended 12/31/2017	$15.31	0.02	3.89	3.91	(1.79)	(1.79)
Year Ended 12/31/2016	$15.83	0.02	1.79	1.81	(2.33)	(2.33)
Year Ended 12/31/2015	$22.86	0.00 (f)	0.11	0.11	(7.14)	(7.14)
Year Ended 12/31/2014	$27.27	(0.06)	0.69	0.63	(5.04)	(5.04)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Rounds to zero.
(c)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
118	Columbia Acorn Family of Funds | Annual Report 2018

Financial Highlights  (continued)
Columbia Acorn SelectSM
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 12/31/2018	$12.82	(12.31%) (c)	0.99%	0.79%	0.33%	60%	$14,834
Year Ended 12/31/2017	$17.43	26.79% (c)	1.00%	0.80%	0.15%	41%	$15,001
Year Ended 12/31/2016	$15.31	12.02% (c)	1.00%	0.80%	0.10%	75%	$4,389
Year Ended 12/31/2015	$15.83	(0.39%) (c)	0.98% (e)	0.85% (e)	0.02%	55%	$5,056
Year Ended 12/31/2014	$22.86	2.53%	0.95%	0.95%	(0.22%)	17%	$3,644
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	119

Financial Highlights
Columbia Thermostat FundSM
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 12/31/2018	$14.63	0.24	(0.26)	(0.02)	(0.28)	(0.48)	(0.76)
Year Ended 12/31/2017	$14.60	0.25	0.50	0.75	(0.50)	(0.22)	(0.72)
Year Ended 12/31/2016	$14.31	0.20	0.44	0.64	(0.08)	(0.27)	(0.35)
Year Ended 12/31/2015	$14.86	0.27	(0.26)	0.01	(0.28)	(0.28)	(0.56)
Year Ended 12/31/2014	$14.58	0.28	0.49	0.77	(0.28)	(0.21)	(0.49)
Advisor Class
Year Ended 12/31/2018	$14.50	0.28	(0.27)	0.01	(0.31)	(0.48)	(0.79)
Year Ended 12/31/2017	$14.47	0.29	0.50	0.79	(0.54)	(0.22)	(0.76)
Year Ended 12/31/2016	$14.19	0.24	0.42	0.66	(0.11)	(0.27)	(0.38)
Year Ended 12/31/2015	$14.74	0.30	(0.25)	0.05	(0.32)	(0.28)	(0.60)
Year Ended 12/31/2014	$14.46	0.32	0.49	0.81	(0.32)	(0.21)	(0.53)
Class C
Year Ended 12/31/2018	$14.74	0.13	(0.26)	(0.13)	(0.17)	(0.48)	(0.65)
Year Ended 12/31/2017	$14.62	0.14	0.51	0.65	(0.31)	(0.22)	(0.53)
Year Ended 12/31/2016	$14.41	0.09	0.44	0.53	(0.05)	(0.27)	(0.32)
Year Ended 12/31/2015	$14.96	0.16	(0.26)	(0.10)	(0.17)	(0.28)	(0.45)
Year Ended 12/31/2014	$14.68	0.17	0.49	0.66	(0.17)	(0.21)	(0.38)
Institutional Class
Year Ended 12/31/2018	$14.43	0.28	(0.27)	0.01	(0.31)	(0.48)	(0.79)
Year Ended 12/31/2017	$14.40	0.29	0.50	0.79	(0.54)	(0.22)	(0.76)
Year Ended 12/31/2016	$14.12	0.23	0.43	0.66	(0.11)	(0.27)	(0.38)
Year Ended 12/31/2015	$14.67	0.31	(0.26)	0.05	(0.32)	(0.28)	(0.60)
Year Ended 12/31/2014	$14.40	0.32	0.48	0.80	(0.32)	(0.21)	(0.53)
Institutional 2 Class
Year Ended 12/31/2018	$14.52	0.29	(0.27)	0.02	(0.32)	(0.48)	(0.80)
Year Ended 12/31/2017	$14.49	0.29	0.50	0.79	(0.54)	(0.22)	(0.76)
Year Ended 12/31/2016	$14.20	0.24	0.43	0.67	(0.11)	(0.27)	(0.38)
Year Ended 12/31/2015	$14.75	0.31	(0.26)	0.05	(0.32)	(0.28)	(0.60)
Year Ended 12/31/2014	$14.47	0.31	0.50	0.81	(0.32)	(0.21)	(0.53)
The accompanying Notes to Financial Statements are an integral part of this statement.
120	Columbia Acorn Family of Funds | Annual Report 2018

Financial Highlights  (continued)
Columbia Thermostat FundSM
	Net asset value, end of period	Total return(a)	Total gross expense ratio to average net assets(b)	Total net expense ratio to average net assets(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 12/31/2018	$13.85	(0.13%)	0.56%	0.50% (c)	1.66%	122%	$193,683
Year Ended 12/31/2017	$14.63	5.19%	0.54%	0.50% (c)	1.70%	33%	$257,752
Year Ended 12/31/2016	$14.60	4.47%	0.54%	0.50%	1.39%	95%	$398,781
Year Ended 12/31/2015	$14.31	0.07%	0.52%	0.50%	1.82%	69%	$387,967
Year Ended 12/31/2014	$14.86	5.30%	0.51%	0.50%	1.88%	95%	$450,258
Advisor Class
Year Ended 12/31/2018	$13.72	0.12%	0.31%	0.25% (c)	1.91%	122%	$11,816
Year Ended 12/31/2017	$14.50	5.49%	0.29%	0.25% (c)	1.98%	33%	$16,227
Year Ended 12/31/2016	$14.47	4.69%	0.30%	0.25%	1.64%	95%	$15,664
Year Ended 12/31/2015	$14.19	0.33%	0.28%	0.25%	2.06%	69%	$17,453
Year Ended 12/31/2014	$14.74	5.61%	0.26%	0.25%	2.14%	95%	$23,412
Class C
Year Ended 12/31/2018	$13.96	(0.88%)	1.31%	1.25% (c)	0.90%	122%	$166,292
Year Ended 12/31/2017	$14.74	4.48%	1.29%	1.25% (c)	0.96%	33%	$250,784
Year Ended 12/31/2016	$14.62	3.69%	1.28%	1.25%	0.63%	95%	$338,930
Year Ended 12/31/2015	$14.41	(0.68%)	1.27%	1.25%	1.08%	69%	$364,684
Year Ended 12/31/2014	$14.96	4.50%	1.26%	1.25%	1.14%	95%	$404,456
Institutional Class
Year Ended 12/31/2018	$13.65	0.12%	0.31%	0.25% (c)	1.91%	122%	$253,123
Year Ended 12/31/2017	$14.43	5.52%	0.29%	0.25% (c)	1.97%	33%	$320,483
Year Ended 12/31/2016	$14.40	4.72%	0.28%	0.25%	1.64%	95%	$341,629
Year Ended 12/31/2015	$14.12	0.33%	0.26%	0.25%	2.08%	69%	$325,159
Year Ended 12/31/2014	$14.67	5.57%	0.25%	0.24%	2.16%	95%	$377,119
Institutional 2 Class
Year Ended 12/31/2018	$13.74	0.16%	0.26%	0.21%	1.97%	122%	$16,478
Year Ended 12/31/2017	$14.52	5.51%	0.26%	0.23%	1.97%	33%	$13,464
Year Ended 12/31/2016	$14.49	4.77%	0.27%	0.24%	1.66%	95%	$12,024
Year Ended 12/31/2015	$14.20	0.33%	0.25%	0.24%	2.14%	69%	$6,114
Year Ended 12/31/2014	$14.75	5.62%	0.24%	0.23%	2.11%	95%	$3,536
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	121

Financial Highlights  (continued)
Columbia Thermostat FundSM
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 12/31/2018	$14.50	0.30	(0.27)	0.03	(0.33)	(0.48)	(0.81)
Year Ended 12/31/2017	$14.46	0.30	0.51	0.81	(0.55)	(0.22)	(0.77)
Year Ended 12/31/2016	$14.18	0.25	0.42	0.67	(0.12)	(0.27)	(0.39)
Year Ended 12/31/2015	$14.74	0.31	(0.26)	0.05	(0.33)	(0.28)	(0.61)
Year Ended 12/31/2014	$14.46	0.32	0.50	0.82	(0.33)	(0.21)	(0.54)

Notes to Financial Highlights
(a)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
122	Columbia Acorn Family of Funds | Annual Report 2018

Financial Highlights  (continued)
Columbia Thermostat FundSM
	Net asset value, end of period	Total return(a)	Total gross expense ratio to average net assets(b)	Total net expense ratio to average net assets(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 12/31/2018	$13.72	0.21%	0.22%	0.16%	2.04%	122%	$461
Year Ended 12/31/2017	$14.50	5.64%	0.21%	0.18%	2.04%	33%	$521
Year Ended 12/31/2016	$14.46	4.76%	0.21%	0.19%	1.71%	95%	$399
Year Ended 12/31/2015	$14.18	0.32%	0.20%	0.19%	2.08%	69%	$352
Year Ended 12/31/2014	$14.74	5.68%	0.19%	0.18%	2.19%	95%	$401
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	123

Financial Highlights
Columbia Acorn Emerging Markets FundSM
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Tax return of capital	Total distributions to shareholders
Class A
Year Ended 12/31/2018	$13.24	0.07	(2.40)	(2.33)	(0.16)	(0.01)	(0.17)
Year Ended 12/31/2017	$9.84	(0.02)	3.42	3.40	—	—	—
Year Ended 12/31/2016	$10.24	(0.01)	(0.32)	(0.33)	(0.03)	(0.04)	(0.07)
Year Ended 12/31/2015	$12.72	0.10	(2.42)	(2.32)	(0.15)	(0.01)	(0.16)
Year Ended 12/31/2014	$13.37	0.06	(0.63)	(0.57)	(0.08)	—	(0.08)
Advisor Class
Year Ended 12/31/2018	$13.38	0.10	(2.43)	(2.33)	(0.19)	(0.01)	(0.20)
Year Ended 12/31/2017	$9.92	0.02	3.44	3.46	—	—	—
Year Ended 12/31/2016	$10.32	0.01	(0.31)	(0.30)	(0.06)	(0.04)	(0.10)
Year Ended 12/31/2015	$12.83	0.17	(2.49)	(2.32)	(0.18)	(0.01)	(0.19)
Year Ended 12/31/2014	$13.49	0.09	(0.63)	(0.54)	(0.12)	—	(0.12)
Class C
Year Ended 12/31/2018	$13.09	(0.02)	(2.37)	(2.39)	(0.07)	(0.01)	(0.08)
Year Ended 12/31/2017	$9.80	(0.09)	3.38	3.29	—	—	—
Year Ended 12/31/2016	$10.20	(0.09)	(0.31)	(0.40)	—	—	—
Year Ended 12/31/2015	$12.65	0.01	(2.39)	(2.38)	(0.06)	(0.01)	(0.07)
Year Ended 12/31/2014	$13.32	(0.05)	(0.62)	(0.67)	—	—	—
Institutional Class
Year Ended 12/31/2018	$13.29	0.10	(2.41)	(2.31)	(0.19)	(0.01)	(0.20)
Year Ended 12/31/2017	$9.85	0.03	3.41	3.44	—	—	—
Year Ended 12/31/2016	$10.26	(0.00) (i)	(0.31)	(0.31)	(0.06)	(0.04)	(0.10)
Year Ended 12/31/2015	$12.74	0.13	(2.42)	(2.29)	(0.18)	(0.01)	(0.19)
Year Ended 12/31/2014	$13.40	0.08	(0.63)	(0.55)	(0.11)	—	(0.11)
Institutional 2 Class
Year Ended 12/31/2018	$13.38	0.11	(2.43)	(2.32)	(0.20)	(0.01)	(0.21)
Year Ended 12/31/2017	$9.91	0.04	3.43	3.47	—	—	—
Year Ended 12/31/2016	$10.32	(0.02)	(0.28)	(0.30)	(0.07)	(0.04)	(0.11)
Year Ended 12/31/2015	$12.82	0.15	(2.45)	(2.30)	(0.19)	(0.01)	(0.20)
Year Ended 12/31/2014	$13.48	0.10	(0.64)	(0.54)	(0.12)	—	(0.12)
The accompanying Notes to Financial Statements are an integral part of this statement.
124	Columbia Acorn Family of Funds | Annual Report 2018

Financial Highlights  (continued)
Columbia Acorn Emerging Markets FundSM
	Reimbursement from affiliate	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 12/31/2018	—	$10.74	(17.58%) (b),(c)	2.02% (d)	1.52% (d),(e)	0.54%	53%	$22,442
Year Ended 12/31/2017	—	$13.24	34.55% (b)	1.98%	1.70% (e)	(0.14%)	47%	$33,982
Year Ended 12/31/2016	—	$9.84	(3.20%) (b)	1.84% (d)	1.84% (d)	(0.11%)	43%	$49,141
Year Ended 12/31/2015	—	$10.24	(18.25%)	1.67%	1.67%	0.88%	58%	$88,574
Year Ended 12/31/2014	—	$12.72	(4.28%)	1.56%	1.56%	0.42%	45%	$160,969
Advisor Class
Year Ended 12/31/2018	—	$10.85	(17.39%) (b),(f)	1.77% (d)	1.27% (d),(e)	0.79%	53%	$828
Year Ended 12/31/2017	—	$13.38	34.88% (b)	1.73%	1.43% (e)	0.19%	47%	$1,337
Year Ended 12/31/2016	—	$9.92	(2.91%)	1.57% (d)	1.57% (d)	0.09%	43%	$1,306
Year Ended 12/31/2015	—	$10.32	(18.04%)	1.36%	1.36%	1.37%	58%	$3,459
Year Ended 12/31/2014	—	$12.83	(4.03%)	1.28%	1.28%	0.66%	45%	$15,467
Class C
Year Ended 12/31/2018	0.01	$10.63	(18.20%) (b),(g)	2.76% (d)	2.26% (d),(e)	(0.20%)	53%	$9,138
Year Ended 12/31/2017	—	$13.09	33.57% (b)	2.74%	2.43% (e)	(0.78%)	47%	$15,546
Year Ended 12/31/2016	—	$9.80	(3.92%) (b)	2.60% (d)	2.59% (d)	(0.87%)	43%	$15,534
Year Ended 12/31/2015	—	$10.20	(18.83%)	2.42%	2.42%	0.12%	58%	$22,953
Year Ended 12/31/2014	—	$12.65	(5.03%)	2.33%	2.33%	(0.36%)	45%	$41,208
Institutional Class
Year Ended 12/31/2018	0.01	$10.79	(17.28%) (b),(h)	1.76% (d)	1.26% (d),(e)	0.79%	53%	$25,476
Year Ended 12/31/2017	—	$13.29	34.92% (b)	1.74%	1.42% (e)	0.28%	47%	$53,415
Year Ended 12/31/2016	—	$9.85	(3.04%) (b)	1.59% (d)	1.58% (d)	(0.04%)	43%	$38,969
Year Ended 12/31/2015	—	$10.26	(17.98%)	1.42%	1.42%	1.12%	58%	$147,688
Year Ended 12/31/2014	—	$12.74	(4.12%)	1.33%	1.33%	0.62%	45%	$245,053
Institutional 2 Class
Year Ended 12/31/2018	0.01	$10.86	(17.24%) (b),(j)	1.69% (d)	1.19% (d)	0.88%	53%	$509
Year Ended 12/31/2017	—	$13.38	35.02% (b)	1.65%	1.33%	0.33%	47%	$1,030
Year Ended 12/31/2016	—	$9.91	(2.90%)	1.46% (d)	1.46% (d)	(0.23%)	43%	$806
Year Ended 12/31/2015	—	$10.32	(17.96%)	1.34%	1.34%	1.22%	58%	$12,643
Year Ended 12/31/2014	—	$12.82	(4.02%)	1.26%	1.26%	0.72%	45%	$19,632
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	125

Financial Highlights  (continued)
Columbia Acorn Emerging Markets FundSM
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Tax return of capital	Total distributions to shareholders
Institutional 3 Class
Year Ended 12/31/2018	$13.27	0.12	(2.41)	(2.29)	(0.21)	(0.01)	(0.22)
Year Ended 12/31/2017	$9.82	0.02	3.43	3.45	—	—	—
Year Ended 12/31/2016	$10.23	0.03	(0.33)	(0.30)	(0.07)	(0.04)	(0.11)
Year Ended 12/31/2015	$12.71	0.15	(2.43)	(2.28)	(0.19)	(0.01)	(0.20)
Year Ended 12/31/2014	$13.36	0.09	(0.62)	(0.53)	(0.12)	—	(0.12)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(c)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.02%.
(g)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.06%.
(h)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.09%.
(i)	Rounds to zero.
(j)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.07%.
The accompanying Notes to Financial Statements are an integral part of this statement.
126	Columbia Acorn Family of Funds | Annual Report 2018

Financial Highlights  (continued)
Columbia Acorn Emerging Markets FundSM
	Reimbursement from affiliate	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 12/31/2018	—	$10.76	(17.27%) (b),(c)	1.65% (d)	1.14% (d)	0.94%	53%	$693
Year Ended 12/31/2017	—	$13.27	35.13% (b)	1.59%	1.14%	0.16%	47%	$912
Year Ended 12/31/2016	—	$9.82	(2.92%) (b)	1.45%	1.45%	0.29%	43%	$2
Year Ended 12/31/2015	—	$10.23	(17.90%)	1.27%	1.27%	1.24%	58%	$2
Year Ended 12/31/2014	—	$12.71	(3.95%)	1.22%	1.22%	0.68%	45%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	127

Financial Highlights
Columbia Acorn European FundSM
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 12/31/2018	$19.27	0.11	(3.70)	(3.59)	(0.12)	—	(0.12)
Year Ended 12/31/2017	$14.12	0.06	5.28	5.34	(0.19)	—	(0.19)
Year Ended 12/31/2016	$14.75	0.16	(0.67)	(0.51)	(0.12)	—	(0.12)
Year Ended 12/31/2015	$14.34	0.10	0.50	0.60	(0.19)	—	(0.19)
Year Ended 12/31/2014	$15.68	0.13	(1.34)	(1.21)	(0.05)	(0.08)	(0.13)
Advisor Class
Year Ended 12/31/2018	$19.36	0.19	(3.75)	(3.56)	(0.12)	—	(0.12)
Year Ended 12/31/2017	$14.18	0.10	5.32	5.42	(0.24)	—	(0.24)
Year Ended 12/31/2016	$14.82	0.17	(0.65)	(0.48)	(0.16)	—	(0.16)
Year Ended 12/31/2015	$14.40	0.24	0.41	0.65	(0.23)	—	(0.23)
Year Ended 12/31/2014(e)	$15.85	(0.02)	(1.34)	(1.36)	(0.09)	—	(0.09)
Class C
Year Ended 12/31/2018	$19.12	(0.02)	(3.65)	(3.67)	(0.12)	—	(0.12)
Year Ended 12/31/2017	$13.99	(0.04)	5.21	5.17	(0.04)	—	(0.04)
Year Ended 12/31/2016	$14.63	0.03	(0.64)	(0.61)	(0.03)	—	(0.03)
Year Ended 12/31/2015	$14.16	(0.00) (g)	0.48	0.48	(0.01)	—	(0.01)
Year Ended 12/31/2014	$15.54	(0.01)	(1.29)	(1.30)	—	(0.08)	(0.08)
Institutional Class
Year Ended 12/31/2018	$19.27	0.15	(3.70)	(3.55)	(0.12)	—	(0.12)
Year Ended 12/31/2017	$14.11	0.14	5.26	5.40	(0.24)	—	(0.24)
Year Ended 12/31/2016	$14.75	0.19	(0.67)	(0.48)	(0.16)	—	(0.16)
Year Ended 12/31/2015	$14.34	0.15	0.49	0.64	(0.23)	—	(0.23)
Year Ended 12/31/2014	$15.68	0.15	(1.32)	(1.17)	(0.09)	(0.08)	(0.17)
Institutional 2 Class
Year Ended 12/31/2018	$19.46	0.19	(3.75)	(3.56)	(0.12)	—	(0.12)
Year Ended 12/31/2017	$14.25	0.20	5.25	5.45	(0.24)	—	(0.24)
Year Ended 12/31/2016	$14.89	0.18	(0.66)	(0.48)	(0.16)	—	(0.16)
Year Ended 12/31/2015	$14.47	0.15	0.50	0.65	(0.23)	—	(0.23)
Year Ended 12/31/2014	$15.82	0.14	(1.32)	(1.18)	(0.09)	(0.08)	(0.17)
The accompanying Notes to Financial Statements are an integral part of this statement.
128	Columbia Acorn Family of Funds | Annual Report 2018

Financial Highlights  (continued)
Columbia Acorn European FundSM
	Net asset value, end of period	Total return(a)	Total gross expense ratio to average net assets(b)	Total net expense ratio to average net assets(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 12/31/2018	$15.56	(18.78%)	1.81% (c)	1.45% (c)	0.57%	39%	$22,870
Year Ended 12/31/2017	$19.27	37.89%	1.94%	1.58% (d)	0.33%	34%	$32,487
Year Ended 12/31/2016	$14.12	(3.47%)	2.00%	1.75%	1.07%	40%	$26,269
Year Ended 12/31/2015	$14.75	4.17%	2.06%	1.75%	0.67%	37%	$40,368
Year Ended 12/31/2014	$14.34	(7.77%)	2.05%	1.75%	0.86%	74%	$21,101
Advisor Class
Year Ended 12/31/2018	$15.68	(18.53%)	1.55% (c)	1.19% (c)	0.97%	39%	$1,496
Year Ended 12/31/2017	$19.36	38.29%	1.71%	1.28% (d)	0.55%	34%	$2,942
Year Ended 12/31/2016	$14.18	(3.27%)	1.79%	1.50%	1.15%	40%	$362
Year Ended 12/31/2015	$14.82	4.48%	1.81%	1.50%	1.59%	37%	$408
Year Ended 12/31/2014(e)	$14.40	(8.60%)	1.87% (f)	1.50% (f)	(0.30%) (f)	74%	$302
Class C
Year Ended 12/31/2018	$15.33	(19.34%)	2.56% (c)	2.20% (c)	(0.12%)	39%	$8,770
Year Ended 12/31/2017	$19.12	36.95%	2.69%	2.31% (d)	(0.25%)	34%	$13,965
Year Ended 12/31/2016	$13.99	(4.21%)	2.75%	2.50%	0.18%	40%	$7,112
Year Ended 12/31/2015	$14.63	3.41%	2.82%	2.50%	(0.02%)	37%	$7,220
Year Ended 12/31/2014	$14.16	(8.44%)	2.84%	2.50%	(0.10%)	74%	$5,096
Institutional Class
Year Ended 12/31/2018	$15.60	(18.57%)	1.56% (c)	1.20% (c)	0.80%	39%	$32,813
Year Ended 12/31/2017	$19.27	38.35%	1.69%	1.29% (d)	0.77%	34%	$48,965
Year Ended 12/31/2016	$14.11	(3.29%)	1.73%	1.50%	1.29%	40%	$11,345
Year Ended 12/31/2015	$14.75	4.43%	1.78%	1.50%	1.01%	37%	$11,766
Year Ended 12/31/2014	$14.34	(7.52%)	1.79%	1.50%	0.97%	74%	$8,499
Institutional 2 Class
Year Ended 12/31/2018	$15.78	(18.44%)	1.50% (c)	1.13% (c)	0.96%	39%	$2,554
Year Ended 12/31/2017	$19.46	38.32%	1.64%	1.28%	1.14%	34%	$3,988
Year Ended 12/31/2016	$14.25	(3.23%)	1.68%	1.47%	1.26%	40%	$1,262
Year Ended 12/31/2015	$14.89	4.48%	1.75%	1.48%	0.98%	37%	$2,122
Year Ended 12/31/2014	$14.47	(7.54%)	1.75%	1.52%	0.92%	74%	$1,633
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	129

Financial Highlights  (continued)
Columbia Acorn European FundSM
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 12/31/2018	$19.17	(0.04)	(3.48)	(3.52)	(0.12)	—	(0.12)
Year Ended 12/31/2017(h)	$15.02	0.03	4.40	4.43	(0.28)	—	(0.28)

Notes to Financial Highlights
(a)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Advisor Class shares commenced operations on June 25, 2014. Per share data and total return reflect activity from that date.
(f)	Annualized.
(g)	Rounds to zero.
(h)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
130	Columbia Acorn Family of Funds | Annual Report 2018

Financial Highlights  (continued)
Columbia Acorn European FundSM
	Net asset value, end of period	Total return(a)	Total gross expense ratio to average net assets(b)	Total net expense ratio to average net assets(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 12/31/2018	$15.53	(18.51%)	1.41% (c)	1.08% (c)	(0.21%)	39%	$3
Year Ended 12/31/2017(h)	$19.17	29.55%	1.58% (f)	1.09% (f)	0.17% (f)	34%	$210
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2018	131

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Columbia Acorn® Fund, Columbia Acorn International®, Columbia Acorn USA®, Columbia Acorn International SelectSM, Columbia Acorn SelectSM, Columbia Thermostat FundSM, Columbia Acorn Emerging Markets FundSM and Columbia Acorn European FundSM (each a Fund and collectively, the Funds) are each a series of Columbia Acorn Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term capital appreciation.
Columbia Thermostat FundSM pursues its investment objective by investing in shares of other mutual funds. As a “fund of funds”, under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of affiliated stock and bond mutual funds (underlying funds) according to the current level of the Standard & Poor’s (S&P) 500 Index in relation to predetermined ranges set by Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM). The Fund may invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.
Fund shares
Each Fund may issue an unlimited number of shares. Each of Columbia Acorn® Fund, Columbia Acorn USA®, Columbia Acorn International SelectSM, Columbia Acorn SelectSM, Columbia Thermostat FundSM, Columbia Acorn Emerging Markets FundSM and Columbia Acorn European FundSM currently offers Class A, Advisor Class, Class C, Institutional Class, Institutional 2 Class and Institutional 3 Class shares. Columbia Acorn International® currently offers Class A, Advisor Class, Class C, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares.
Class A shares are sold with a front-end sales charge. Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are redeemed within 12 months after purchase, and a 0.50% CDSC if the shares are redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
Advisor Class shares are offered at net asset value. There are certain restrictions on who may purchase these shares.
Class C shares are offered at net asset value but are subject to a CDSC on redemptions made within one year after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are offered at net asset value. There are certain restrictions on who may purchase Institutional Class shares. Generally, Institutional Class shares of a Fund may be exchanged for shares of another fund distributed by Columbia Management Investment Distributors, Inc. (CMID) at no additional charge.
Institutional 2 Class shares are offered at net asset value. There are certain restrictions on who may purchase these shares.
Institutional 3 Class shares are offered at net asset value. There are certain restrictions on who may purchase these shares.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated pro rata on the basis of the relative net assets of all classes, except that each class bears certain expenses specific to that class such as distribution services, transfer agent fees, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All of the Funds’ share classes have equal rights with respect to voting, subject to Fund or class-specific matters.
132	Columbia Acorn Family of Funds | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Note 2. Summary of significant accounting policies
Basis of preparation
Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
Security valuation
Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. With respect to Columbia Thermostat FundSM, investments in underlying funds are valued at their net asset values as reported by the underlying funds. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Exchange traded funds are valued at their official close net asset value as reported on the applicable exchange. A security for which there is no reported sale on the valuation date is valued by comparison of the mean of the latest bid and ask quotations.
Foreign equity securities are generally valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In situations where foreign markets are closed, where a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated, and in the event of significant movement in the trigger index for the statistical fair valuation process established by the Board of Trustees, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.
Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.
Foreign currency transactions and translations
Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.
Columbia Acorn Family of Funds | Annual Report 2018	133

Notes to Financial Statements  (continued)
December 31, 2018
Derivative instruments
Columbia Acorn International® invested in futures contracts on a limited basis during the year ended December 31, 2018, as detailed below. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statements of Assets and Liabilities.
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Columbia Acorn International® bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of Columbia Acorn International® including: the fair value of derivatives by risk category and the location of those fair values in the Statements of Assets and Liabilities; and the impact of derivative transactions over the period in the Statements of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Columbia Acorn International®
At December 31, 2018, the Fund had no outstanding derivatives.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(11,785,180)
134	Columbia Acorn Family of Funds | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	38,694,968

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2018.
Security transactions and investment income
Security transactions, investment income and shareholder fund transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and realized gain distributions from other funds are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
The Funds may receive distributions from holdings in exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital may be made by the Funds’ management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Funds no longer own the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for ETFs and RICs.
Fund share valuation
Fund shares are sold and redeemed on a daily basis at net asset value, subject to any applicable sales charge. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Generally, income, expenses and realized and unrealized gain/(losses) of a Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. The distribution and service fees and transfer agent fees are charged to each specific class as expenses are incurred. Redemption fees are accounted for as an addition to paid in capital for purposes of determining the net asset value of each class.
Securities lending
Each Fund, except Columbia Thermostat FundSM, may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also receive a fee for the loan. The Funds have the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of a Fund and any additional required collateral is delivered to the Fund on the next business day. The Funds have elected to invest the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to each Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Funds’ lending agent, and net of any borrower rebates. The Investment Manager does not retain any fees earned by the lending program. Generally, in the event of borrower default, a Fund has the right to use the collateral to offset any losses incurred. In the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Funds bear the risk of loss with respect to the investment of collateral. The net securities lending income earned as of December 31, 2018 by each Fund is included in the Statements of Operations.
Columbia Acorn Family of Funds | Annual Report 2018	135

Notes to Financial Statements  (continued)
December 31, 2018
Offsetting of assets and liabilities
The following table presents the Funds’ gross and net amount of assets and liabilities available for offset under netting agreements and under a securities lending agreement as well as the related collateral received by each Fund with securities on loan as of December 31, 2018:
	Columbia Acorn® Fund	Columbia Acorn International®	Columbia Acorn USA®
	Goldman Sachs ($)	Goldman Sachs ($)	Goldman Sachs ($)
Liabilities
Collateral on Securities Loaned	15,645,500	30,949,500	4,068,915
Total Liabilities	15,645,500	30,949,500	4,068,915
Total Financial and Derivative Net Assets	(15,645,500)	(30,949,500)	(4,068,915)
Financial Instruments	15,784,990	29,435,320	3,898,417
Net Amount (a)	139,490	(1,514,180)	(170,498)

(a)	Represents the net amount due from/(to) counterparties in the event of default.
Securities lending transactions
The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Funds as of December 31, 2018:
	Overnight and continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Columbia Acorn® Fund
Securities lending transactions
Equity securities	$15,784,990	$—	$—	$—	$15,784,990
Gross amount of recognized liabilities for securities lending (collateral received)					15,645,500
Amounts due to counterparty in the event of default					$(139,490)
Columbia Acorn International®
Securities lending transactions
Equity securities	$29,435,320	$—	$—	$—	$29,435,320
Gross amount of recognized liabilities for securities lending (collateral received)					30,949,500
Amounts due to counterparty in the event of default					$1,514,180
Columbia Acorn USA®
Securities lending transactions
Equity securities	$3,898,417	$—	$—	$—	$3,898,417
Gross amount of recognized liabilities for securities lending (collateral received)					4,068,915
Amounts due to counterparty in the event of default					$170,498
Federal income tax status
It is each Fund’s policy to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute substantially all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Columbia Thermostat FundSM distributes all of its taxable income, as well as any net realized gain on sales of portfolio fund shares and any distributions of net realized gains received by the Fund from its portfolio funds, reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.
Foreign taxes
Realized gains in certain countries may be subject to foreign taxes at the fund level. The Funds accrue for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statements of Assets and Liabilities.
136	Columbia Acorn Family of Funds | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Funds enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust’s organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Investment management fees
CWAM is a wholly-owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds’ business affairs.
Columbia Acorn Family of Funds | Annual Report 2018	137

Notes to Financial Statements  (continued)
December 31, 2018
CWAM receives a monthly advisory fee based on each Fund’s daily net assets at the following annual rates:
Columbia Acorn® Fund
Average daily net assets	Annual fee rate
Up to $700 million	0.74%
$700 million to $2 billion	0.69%
$2 billion to $6 billion	0.64%
$6 billion and over	0.63%

Columbia Acorn International®
Average daily net assets	Annual fee rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

Columbia Acorn USA®
Average daily net assets	Annual fee rate
Up to $200 million	0.94%
$200 million to $500 million	0.89%
$500 million to $2 billion	0.84%
$2 billion to $3 billion	0.80%
$3 billion and over	0.70%

Columbia Acorn International SelectSM
Average daily net assets	Annual fee rate
Up to $500 million	0.89%
$500 million and over	0.85%

Columbia Acorn SelectSM
Average daily net assets	Annual fee rate
Up to $700 million	0.85%
$700 million to $2 billion	0.80%
$2 billion to $3 billion	0.75%
$3 billion and over	0.70%

Columbia Thermostat FundSM
Annual fee rate
All average daily net assets	0.10%

Columbia Acorn Emerging Markets FundSM
Average daily net assets	Annual fee rate
Up to $100 million	1.25%
$100 million to $500 million	1.00%
$500 million and over	0.80%

138	Columbia Acorn Family of Funds | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Columbia Acorn European FundSM
Average daily net assets	Annual fee rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%
Through April 30, 2019, CWAM has contractually agreed to waive 0.20% of the advisory fee otherwise payable to it by Columbia Acorn Select. When determining whether the Fund’s total expenses exceed the voluntary expense cap described below, the Fund’s net advisory fee, reflecting application of the 0.20% waiver, will be used to calculate the Fund’s total expenses. This arrangement may only be amended or terminated with approval from the Fund’s Board of Trustees and the Investment Manager.
For the year ended December 31, 2018, the effective investment advisory fee rates (net of the advisory fee waiver for Columbia Acorn SelectSM) were as follows:
Fund	Effective investment advisory fee rate (%)
Columbia Acorn® Fund	0.67
Columbia Acorn International®	0.77
Columbia Acorn USA®	0.92
Columbia Acorn International SelectSM	0.89
Columbia Acorn SelectSM	0.65
Columbia Thermostat FundSM	0.10
Columbia Acorn Emerging Markets FundSM	1.24
Columbia Acorn European FundSM	1.16
Advisory Affiliates
The Investment Manager and its investment advisory affiliates, including Columbia Management (Affiliates), may coordinate in providing services to their clients. These Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States. From time to time, the Investment Manager may engage employees of its Columbia Management to provide portfolio management services to certain accounts managed by the Investment Manager, including Columbia Thermostat FundSM. These employees will provide services to the Investment Manager pursuant to personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.
Pursuant to such arrangements, employees of Columbia Management may serve as “associated persons” of the Investment Manager and, in this capacity, may provide portfolio management services to the Fund on behalf of the Investment Manager subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and SAI, and the Investment Manager’s and the Funds’ compliance policies and procedures.
Administration fees
CWAM provides administrative services and receives an administration fee from the Funds at the following annual rates:
Columbia Acorn Trust
Aggregate average daily net assets of the trust	Annual fee rate
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%
Columbia Acorn Family of Funds | Annual Report 2018	139

Notes to Financial Statements  (continued)
December 31, 2018
For the year ended December 31, 2018, the effective administration fee rate was 0.048% of each Fund’s average daily net assets. CWAM has contractually delegated to Columbia Management responsibility to provide certain sub-administrative services to the Funds.
Compensation of board members
Certain officers and trustees of the Trust are also officers of CWAM or Columbia Management. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM or Columbia Management. The Trust offers a Deferred Compensation Plan (the Deferred Plan) for its independent trustees. Under the Deferred Plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Institutional Class shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the Deferred Plan are payable in accordance with the Deferred Plan.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Funds, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transactions with affiliates
An affiliated person of a Fund may include any company in which a Fund owns five percent or more of its outstanding voting shares during the year. On December 31, 2018, Columbia Acorn® Fund, Columbia Acorn USA®, Columbia Acorn International SelectSM, Columbia Acorn SelectSM, Columbia Thermostat FundSM, Columbia Acorn Emerging Markets FundSMand Columbia Acorn European FundSM held five percent or more of the outstanding voting securities of one or more companies or a company which is under common ownership or control with the Funds. Details of investments in those affiliated companies are presented in the Notes to Portfolio of Investments of each Fund listed above.
For the year ended December 31, 2018, the Funds engaged in purchase and sales transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those transactions complied with Rule 17a-7 under the 1940 Act and totaled as follows.
Fund	Purchases ($)	Sales ($)	Realized gain/(loss) from sale transactions ($)
Columbia Acorn International®	—	2,485,568	(11,943)
Transfer agency fees
Under a Transfer, Dividend Disbursing and Shareholders’ Servicing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency, dividend disbursing and shareholder services to the Funds for which the Funds pay transfer agency fees. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to provide certain services and assist the Transfer Agent carrying out its duties. The Transfer Agent pays the fees of DST for its services and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees). In addition, the Transfer Agent enters into agreements with various financial intermediaries through which investors may hold Fund shares, including Ameriprise Financial and its affiliates. These intermediaries also may provide shareholder services (Additional Shareholder Services) for which they are compensated by the Transfer Agent, which is in turn compensated by the Funds. Additional Shareholder Services may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, shareholder or participant tax monitoring and reporting and/or the provision of call center support and other customer services.
140	Columbia Acorn Family of Funds | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
The Funds pay the Transfer Agent a monthly transfer agency fee that varies by account type (on a per account or asset-based basis) based on the cost of servicing the Funds. In addition, subject to certain limitations described in the Funds’ prospectuses and except with respect to Institutional 3 Class shares, the Funds pay a fee to the Transfer Agent for the Additional Shareholder Services provided by financial intermediaries who maintain shares through omnibus or networked accounts in amounts that vary by share class and with the distribution channel, type of intermediary and type of services provided.
The Funds compensate the Transfer Agent for certain out-of-pocket expenses as approved by the Board from time to time. Such out-of-pocket expenses may include networking account fees paid to dealer firms by the Transfer Agent with respect to shareholder accounts established or maintained pursuant to the National Securities Clearing Corporation’s (NSCC) networking system. A significant portion of such networking account fees are paid by the Transfer Agent to dealer firms affiliated with Ameriprise Financial and its affiliates.
Effective July 1, 2017, the Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Through June 30, 2019, the Transfer Agent has contractually agreed to limit the total fees payable to it by Institutional 2 Class and Institutional 3 Class shares of the Funds to not more than 0.05% and 0.00%, respectively, of the average daily net assets attributable to each share class.
Through June 30, 2019, the Transfer Agent has contractually agreed to limit the total fees payable to it by Columbia Acorn® Fund to an annual rate of not more than 0.07% for all share classes of the Fund other than Institutional 2 Class and Institutional 3 Class. This agreement may be terminated at the sole discretion of the Board of Trustees.
Through June 30, 2019, the Transfer Agent has contractually agreed to limit the total fees payable to it by Columbia Acorn International® to an annual rate of not more than 0.11% for all share classes of the Fund other than Institutional 2 Class and Institutional 3 Class. This agreement may be terminated at the sole discretion of the Board of Trustees.
Through June 30, 2019, the Transfer Agent has contractually agreed to limit the total fees payable to it by Columbia Acorn SelectSM to an annual rate of not more than 0.11% for all share classes of the Fund other than Institutional 2 Class and Institutional 3 Class. This agreement may be terminated at the sole discretion of the Board of Trustees.
Through June 30, 2019, the Transfer Agent has contractually agreed to limit the total fees payable to it by Columbia Acorn USA® to an annual rate of not more than 0.14% for all share classes of the Fund other than Institutional 2 Class and Institutional 3 Class. This agreement may be terminated at the sole discretion of the Board of Trustees.
For the year ended December 31, 2018, the Funds’ effective transfer agency fee rates, as a percentage of average daily net assets of each class were as follows:
Fund	Class A (%)	Advisor Class (%)	Class C (%)	Institutional Class (%)	Institutional 2 Class (%)	Institutional 3 Class (%)	Class R (%)
Columbia Acorn® Fund	0.07	0.07	0.07	0.07	0.05	—	—
Columbia Acorn International®	0.11	0.11	0.11	0.11	0.05	—	0.11
Columbia Acorn USA®	0.13	0.13	0.13	0.13	0.05	—	—
Columbia Acorn International SelectSM	0.15	0.15	0.14	0.14	0.05	—	—
Columbia Acorn SelectSM	0.11	0.11	0.11	0.11	0.05	—	—
Columbia Thermostat FundSM	0.10	0.10	0.10	0.10	0.05	—	—
Columbia Acorn Emerging Markets FundSM	0.12	0.12	0.12	0.12	0.05	—	—
Columbia Acorn European FundSM	0.11	0.11	0.11	0.11	0.05	—	—
Columbia Acorn International® and certain other affiliated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent to certain associated investment companies, including the payment of rent by SDC (the Guaranty). The
Columbia Acorn Family of Funds | Annual Report 2018	141

Notes to Financial Statements  (continued)
December 31, 2018
lease and the Guaranty expired on January 31, 2019. The liability remaining at December 31, 2018 for non-recurring charges associated with the lease amounted to $1,793 and was included within the payable for other expenses in the Statements of Assets and Liabilities.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Funds and recorded as part of expense reductions in the Statement of Operations.
For the year ended December 31, 2018, these minimum account balance fees reduced total expenses as follows:
Fund	Amount ($)
Columbia Acorn® Fund	7,700
Columbia Acorn International®	8,672
Columbia Acorn USA®	1,420
Columbia Acorn International SelectSM	640
Columbia Acorn SelectSM	1,320
Columbia Thermostat FundSM	580
Columbia Acorn Emerging Markets FundSM	40
Columbia Acorn European FundSM	—
Distribution and service fees
CMID, a wholly owned subsidiary of Ameriprise Financial, is the distributor of the Funds. Each Fund has adopted a distribution and service plan which requires it to pay CMID a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A and Class C shares and a monthly distribution fee equal to 0.75% and 0.50%, annually, of the average daily net assets attributable to Class C and Class R shares, respectively. CMID receives no compensation with respect to Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended December 31, 2018, if any, are listed below:
	Underwriting discounts ($)	CDSCs ($)
Fund	Class A	Class A	Class C
Columbia Acorn® Fund	423,053	1,543	2,415
Columbia Acorn International®	122,471	446	1,963
Columbia Acorn USA®	64,855	42	1,322
Columbia Acorn International SelectSM	73,351	370	157
Columbia Acorn SelectSM	35,268	198	27
Columbia Thermostat FundSM	163,349	695	5,166
Columbia Acorn Emerging Markets FundSM	19,868	196	233
Columbia Acorn European FundSM	97,102	44	12,986
Expenses waived/reimbursed by the Investment Manager and its affiliates
Effective July 1, 2017 through June 30, 2019, CWAM has contractually agreed to waive fees and/or reimburse expenses so that the Funds’ ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investments in other investment companies, if any) do not exceed the following annual rates as a percentage of each class’ average daily net assets:
Fund	Class A	Advisor	Class C	Institutional	Institutional 2	Institutional 3
Columbia Acorn Emerging Markets FundSM	1.55%	1.30%	2.30%	1.30%	1.19%	1.14%
Columbia Acorn European FundSM	1.45%	1.20%	2.20%	1.20%	1.13%	1.08%
142	Columbia Acorn Family of Funds | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
This arrangement may not be modified or terminated, except by a vote of the Fund’s Board and CWAM. With respect to Institutional 2 Class and Institutional 3 Class shares of Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, this arrangement reflects a contractual agreement by the Transfer Agent, effective July 1, 2017, to waive a portion of the fees payable by each Fund such that through June 30, 2019, fees paid by each Fund to the Transfer Agent do not exceed (i) 0.05% of the average daily net assets of Institutional 2 Class shares of the Fund and (ii) 0.00% of the average daily net assets of Institutional 3 Class shares of the Fund.
Effective May 1, 2018 through April 30, 2019, CWAM contractually agreed to waive fees and/or reimburse expenses so that the Funds’ ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings, if any), do not exceed the following annual rates as a percentage of each class’ average daily net assets:
Fund	Class A	Advisor	Class C	Institutional Class	Institutional Class 2	Institutional Class 3
Columbia Acorn Fund®	1.11%	0.86%	1.86%	0.86%	0.84%	0.79%
Columbia Acorn USA ®	1.42%	1.17%	2.17%	1.17%	1.08%	1.03%
These agreements may not be modified or terminated, except by a vote of the Fund’s Board and CWAM. There is no guarantee that these agreements will continue after April 30, 2019. With respect to Columbia Acorn Fund, this arrangement reflects a contractual agreement by the Transfer Agent, effective July 1, 2017, to waive a portion of the fees payable by the Fund such that through June 30, 2019, fees paid by the Fund to the Transfer Agent do not exceed (i) 0.07% of the average daily net assets of all share classes of the Fund, other than Institutional 2 Class shares and Institutional 3 Class shares, (ii) 0.05% of the average daily net assets of Institutional 2 Class shares of the Fund and (iii) 0.00% of the average daily net assets of Institutional 3 Class shares of the Fund. With respect to Columbia Acorn USA, this arrangement reflects a contractual agreement by the Transfer Agent, effective July 1, 2017, to waive a portion of the fees payable by the Fund such that through June 30, 2019, fees paid by the Fund to the Transfer Agent do not exceed (i) 0.14% of the average daily net assets of all share classes of the Fund, other than Institutional 2 Class shares and Institutional 3 Class shares, (ii) 0.05% of the average daily net assets of Institutional 2 Class shares of the Fund and (iii) 0.00% of the average daily net assets of Institutional 3 Class shares of the Fund.
Effective May 1, 2018 through April 30, 2019, CWAM has contractually agreed to waive fees and/or reimburse expenses, so that the Funds’ ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with each Fund’s investments in other investment companies, if any, and in the case of Columbia Thermostat FundSM its underlying portfolio funds), do not exceed the following annual rates as a percentage of each class’ average daily net assets:
Fund	Class A	Advisor	Class C	Institutional	Institutional Class 2	Institutional Class 3
Columbia Acorn International SelectSM	1.40%	1.15%	2.15%	1.15%	1.06%	1.01%
Columbia Thermostat FundSM	0.50%	0.25%	1.25%	0.25%	0.20%	0.15%
These agreements may not be modified or terminated, except by a vote of the Fund’s Board and CWAM. There is no guarantee that these agreements will continue after April 30, 2019. With respect to Institutional 2 Class and Institutional 3 Class shares of Columbia Acorn International Select and Columbia Acorn Thermostat Fund, this arrangement reflects a contractual agreement by the Transfer Agent, effective July 1, 2017, to waive a portion of the fees payable by each Fund such that through June 30, 2019, fees paid by each Fund to the Transfer Agent do not exceed (i) 0.05% of the average daily net assets of Institutional 2 Class shares of the Fund and (ii) 0.00% of the average daily net assets of Institutional 3 Class shares of the Fund.
Prior to May 1, 2018, CWAM voluntarily agreed to reimburse expenses so that the Funds’ ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with each Fund’s investments in other investment companies, if any) after giving effect to any balance credits or overdraft charges from the Funds’ custodian, did not exceed the following annual rates as a percentage of each class’ average daily net assets:
Fund	Class A	Advisor	Class C	Institutional	Institutional Class 2	Institutional Class 3
Columbia Acorn SelectSM	1.60%	1.35%	2.35%	1.35%	1.29%	1.24%
Columbia Acorn Family of Funds | Annual Report 2018	143

Notes to Financial Statements  (continued)
December 31, 2018
With respect to Columbia Acorn Select, this arrangement reflects a contractual agreement by the Transfer Agent, effective July 1, 2017, to waive a portion of the fees payable by the Fund such that through June 30, 2019, fees paid by the Fund to the Transfer Agent do not exceed (i) 0.11% of the average daily net assets of all share classes of the Fund, other than Institutional Class 2 shares and Institutional Class 3 shares, (ii) 0.05% of the average daily net assets of Institutional Class 2 shares of the Fund and (iii) 0.00% of the average daily net assets of Institutional Class 3 shares of the Fund.
Prior to May 1, 2018, CWAM had contractually agreed to waive fees and/or reimburse expenses so that the Funds’ ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with each Fund’s investments in other investment companies, if any, and in the case of Columbia Thermostat FundSM its underlying portfolio funds), did not exceed the following annual rates as a percentage of each class’ average daily net assets:
Fund	Class A	Advisor	Class C	Institutional Class	Institutional Class 2	Institutional Class 3
Columbia Acorn International SelectSM	1.40%	1.15%	2.15%	1.15%	1.08%	1.03%
Columbia Thermostat FundSM	0.50%	0.25%	1.25%	0.25%	0.23%	0.18%
With respect to Columbia Acorn International Select and Columbia Thermostat Fund, this arrangement reflects a contractual agreement by the Transfer Agent, effective July 1, 2017, to waive a portion of the fees payable by each Fund such that through June 30, 2019, fees paid by each Fund to the Transfer Agent do not exceed, (i) 0.05% of the average daily net assets of Institutional 2 Class shares of the Fund and (ii) 0.00% of the average daily net assets of Institutional 3 Class shares of the Fund.
Prior to May 1, 2018, Columbia Acorn Fund and Columbia Acorn USA did not have a contractual agreement to waive fees and/or reimburse expenses.
In addition to these contractual agreements, CWAM has voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Columbia Acorn USA®, Columbia Acorn Emerging Markets FundSM and Columbia Acorn European FundSM Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but each Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Expenses waived and/or reimbursed by CWAM and its affiliates for the year ended December 31, 2018, were as follows:
Fund	Expenses waived and/or reimbursed ($)
Columbia Acorn® Fund	1,082,731
Columbia Acorn International®	278,244
Columbia Acorn USA®	56,533
Columbia Acorn International SelectSM	162,508
Columbia Acorn SelectSM	688,797
Columbia Thermostat FundSM	437,667
Columbia Acorn Emerging Markets FundSM	438,200
Columbia Acorn European FundSM	394,303
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, derivative investments, post-October capital losses, late-year ordinary losses, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions, distribution reclassifications, foreign capital gains tax reclass, non-deductible expenses, net operating loss reclassification, earnings and profits
144	Columbia Acorn Family of Funds | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
distributed to shareholders on the redemption of shares, investments in partnerships and excess distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Fund	Undistributed (excess of distributions over) net investment income ($)	Accumulated net realized gain (loss) ($)	Paid in capital increase (decrease) ($)
Columbia Acorn® Fund	1,699,058	(33,134,259)	31,435,201
Columbia Acorn International®	1,455,958	(1,455,958)	—
Columbia Acorn USA®	516,521	(7,372,097)	6,855,576
Columbia Acorn International SelectSM	(49,849)	49,849	—
Columbia Acorn SelectSM	(174,910)	(3,523,893)	3,698,803
Columbia Thermostat FundSM	(625,713)	(1,953,421)	2,579,134
Columbia Acorn Emerging Markets FundSM	655,263	(617,430)	(37,833)
Columbia Acorn European FundSM	97,188	(63,066)	(34,122)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
	Year Ended December 31, 2018				Year Ended December 31, 2017
Fund	Ordinary income ($)	Long-term capital gains ($)	Tax return of capital ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
Columbia Acorn® Fund	37,915,020	499,453,341	—	537,368,361	131,865,579	904,736,909	1,036,602,488
Columbia Acorn International®	32,057,937	727,292,326	—	759,350,263	82,305,169	251,655,234	333,960,403
Columbia Acorn USA®	3,405,694	40,748,093	—	44,153,787	14,725,782	87,193,225	101,919,007
Columbia Acorn International SelectSM	—	7,949,544	—	7,949,544	270,796	—	270,796
Columbia Acorn SelectSM	6,598,354	46,290,607	—	52,888,961	—	37,956,937	37,956,937
Columbia Thermostat FundSM	18,363,013	17,140,765	—	35,503,778	30,150,540	11,435,105	41,585,645
Columbia Acorn Emerging Markets FundSM	895,420	—	72,290	967,710	—	—	—
Columbia Acorn European FundSM	700,145	—	—	700,145	934,540	—	934,540
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation (depreciation) ($)
Columbia Acorn® Fund	—	200,034,216	—	571,867,183
Columbia Acorn International®	8,592,533	156,572,797	—	405,383,823
Columbia Acorn USA®	2,298,139	9,714,180	—	10,028,865
Columbia Acorn International SelectSM	448,079	1,196,283	—	10,881,738
Columbia Acorn SelectSM	—	5,416,093	—	11,701,584
Columbia Thermostat FundSM	—	5,150,839	—	(5,028,711)
Columbia Acorn Emerging Markets FundSM	—	—	(73,789,265)	352,254
Columbia Acorn European FundSM	—	—	(8,459,096)	3,361,860
Columbia Acorn Family of Funds | Annual Report 2018	145

Notes to Financial Statements  (continued)
December 31, 2018
At December 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Fund	Tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation (depreciation) ($)
Columbia Acorn® Fund	3,242,354,251	813,426,412	(241,559,229)	571,867,183
Columbia Acorn International®	2,091,821,652	637,935,652	(232,551,829)	405,383,823
Columbia Acorn USA®	270,128,316	38,740,563	(28,711,698)	10,028,865
Columbia Acorn International SelectSM	98,146,447	20,044,670	(9,162,932)	10,881,738
Columbia Acorn SelectSM	224,284,597	39,414,365	(27,712,781)	11,701,584
Columbia Thermostat FundSM	650,292,201	8,551,939	(13,580,650)	(5,028,711)
Columbia Acorn Emerging Markets FundSM	58,707,138	8,809,465	(8,457,211)	352,254
Columbia Acorn European FundSM	65,145,218	11,004,756	(7,642,896)	3,361,860
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
Fund	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
Columbia Acorn International SelectSM	—	—	—	—	6,453,644	—	—
Columbia Acorn Emerging Markets FundSM	—	47,094,479	26,694,786	73,789,265	7,425,513	—	—
Columbia Acorn European FundSM	—	8,459,096	—	8,459,096	—	—	—
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of December 31, 2018, the Funds will elect to treat the following late-year ordinary losses and post-October capital losses as arising on January 1, 2019.
Fund	Late year ordinary losses ($)	Post-October capital losses ($)
Columbia Thermostat FundSM	—	1,790,953
Columbia Acorn Emerging Markets FundSM	103,544	—
Columbia Acorn European FundSM	29,882	—
Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
146	Columbia Acorn Family of Funds | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Note 5. Portfolio information
The aggregate cost of purchases and proceeds from sales, other than short-term obligations, for the year ended December 31, 2018, were:
	Purchases ($)	Proceeds from sales ($)
Columbia Acorn® Fund	3,020,609,804	3,708,609,289
Columbia Acorn International®	1,257,641,424	3,034,455,170
Columbia Acorn USA®	281,184,119	334,784,018
Columbia Acorn International SelectSM	55,759,328	60,438,484
Columbia Acorn SelectSM	176,408,137	217,073,071
Columbia Thermostat FundSM	917,204,315	1,115,049,131
Columbia Acorn Emerging Markets FundSM	45,335,258	74,710,345
Columbia Acorn European FundSM	39,665,254	50,456,450
The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Payments by affiliates
During the year ended December 31, 2018, Columbia Acorn Emerging Markets FundSM received a payment of $34,559 from Columbia Management as a reimbursement for certain shareholder transactions processed at an incorrect price. The payment has been included in Increase from payment by affiliate on the Statement of Changes in Net Assets.
Note 7. Line of credit
Each Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
During the year ended December 31, 2018, the following fund(s) had borrowings:
Fund	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Columbia Acorn International®	18,040,000	3.51	5
Columbia Acorn USA®	6,871,429	3.16	7
Columbia Thermostat FundSM	900,000	3.50	1
Columbia Acorn Emerging Markets FundSM	1,187,500	3.32	8
Columbia Acorn European FundSM	788,889	3.26	27
Interest expense incurred by the Funds is recorded as a line of credit interest expense in the Statement of Operations. Columbia Acorn International® and Columbia ThermostatSM Fund had outstanding borrowings at December 31, 2018 as shown on the Statement of Assets and Liabilities.
Columbia Acorn Family of Funds | Annual Report 2018	147

Notes to Financial Statements  (continued)
December 31, 2018
Note 8. Significant risks
Consumer discretionary sector risk
Columbia Acorn® Fund and Columbia Acorn Emerging Markets FundSM may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if they were invested in a wider variety of companies in unrelated sectors. Companies in the discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
Financial sector risk
Columbia Acorn Emerging Markets FundSM may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that Columbia Acorn International® , Columbia Acorn International SelectSM, Columbia Acorn Emerging Markets FundSM and Columbia Acorn European FundSM concentrates their investment exposure to any one or a few specific countries, the Funds will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Health care sector risk
Columbia Acorn® Fund, Columbia Acorn USA® and Columbia Acorn SelectSM may be more susceptible to the particular risks that may affect companies in the health care sector than if they were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Industrial sector risk
Columbia Acorn International®, Columbia Acorn International SelectSM and Columbia Acorn European FundSM may be more susceptible to the particular risks that may affect companies in the industrials sector than if they were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
148	Columbia Acorn Family of Funds | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Shareholder concentration risk
At December 31, 2018, the table below details the affiliated and significant unaffiliated shareholder account ownership of outstanding shares of each Fund. The Funds have no knowledge about whether any portion of these unaffiliated shares were owned beneficially. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.
Fund	Number of unaffiliated accounts	Percentage of shares outstanding held — unaffiliated (%)	Percentage of shares outstanding held — affiliated (%)
Columbia Acorn® Fund	—	—	—
Columbia Acorn International®	1	14.4	—
Columbia Acorn USA®	1	24.2	—
Columbia Acorn International SelectSM	1	10.4	27.4
Columbia Acorn SelectSM	1	20.3	12.7
Columbia Thermostat FundSM	1	15.6	22.8
Columbia Acorn Emerging Markets FundSM	1	14.3	33.3
Columbia Acorn European FundSM	2	23.9	30.7
Technology and technology-related investment risk
Columbia Acorn® Fund, Columbia Acorn USA®, Columbia Acorn SelectSM and Columbia Acorn European FundSM may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if they were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable
Columbia Acorn Family of Funds | Annual Report 2018	149

Notes to Financial Statements  (continued)
December 31, 2018
to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
150	Columbia Acorn Family of Funds | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Acorn Trust and Shareholders of Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund (constituting Columbia Acorn Trust, hereafter collectively referred to as the "Funds") as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Chicago, Illinois
February 21, 2019
We have served as the auditor of one or more investment companies in Columbia Acorn Trust since 2004.
Columbia Acorn Family of Funds | Annual Report 2018	151

Federal Income Tax Information
(Unaudited)
The Funds hereby designate the following tax attributes for the fiscal year ended December 31, 2018. Shareholders were notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
	Qualified dividend income	Dividends received deduction	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
Columbia Acorn® Fund	16.48%	16.48%	$592,699,923	$0	$0.00	$0	$0.00
Columbia Acorn International®	100.00%	0.00%	$801,363,368	$5,921,547	$0.07	$72,574,846	$0.85
Columbia Acorn USA®	72.06%	64.38%	$49,961,863	$0	$0.00	$0	$0.00
Columbia Acorn International SelectSM	0.00%	0.00%	$9,603,118	$150,714	$0.03	$1,910,065	$0.41
Columbia Acorn SelectSM	48.78%	47.43%	$39,685,639	$0	$0.00	$0	$0.00
Columbia Thermostat FundSM	8.33%	7.73%	$17,705,011	$17,769	$0.00	$170,200	$0.00
Columbia Acorn Emerging Markets FundSM	67.07%	0.00%	$0	$173,052	$0.03	$1,885,184	$0.34
Columbia Acorn European FundSM	66.27%	0.00%	$0	$167,085	$0.04	$2,129,096	$0.48
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
152	Columbia Acorn Family of Funds | Annual Report 2018

Board of Trustees and Management of the Columbia Acorn Family of Funds
Each trustee may serve a term of unlimited duration. The Trust’s Bylaws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust’s outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office and the principal business occupations of each during at least the last five years, and for the trustees, the number of portfolios in the fund complex they oversee and other directorships they hold, are shown below. Each trustee and officer serves in such capacity for each of the eight series of Columbia Acorn Trust and for each of the three series of Wanger Advisors Trust.
The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds’ Statement of Additional Information includes additional information about the Funds’ trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:
Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago, IL 60606
800.922.6769
Independent trustees
Name and age at December 31, 2018	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Laura M. Born, 53, Chair	2007	Adjunct Associate Professor of Finance, University of Chicago Booth School of Business since 2007; Advisory Board Member, Driehaus Capital Management since 2018; Director, Carlson Inc. (private global hospitalities and travel company) since 2015; Managing Director – Investment Banking, JP Morgan Chase & Co. (broker-dealer) 2002-2007.	11	None.
Maureen M. Culhane, 70	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007; Vice President (Consultant) – Strategic Relationship Management, Goldman, Sachs & Co., 1999-2005.	11	None.
Margaret M. Eisen, 65	2002	Trustee, Smith College, 2012-2016; Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003-2013; Managing Director, CFA Institute, 2005-2008.	11	Chair, RMB Investors Trust (formerly Burnham Investors Trust) (6 series).
Eric A. Feldstein, 59	2018	Chief Financial Officer, Health Care Service Corporation (HCSC) since 2016; Executive Vice President, American Express Company, 2010-2016.	11	Board Member, Northern Trust Mutual Fund Complex (51 series), 2015-2016.
John C. Heaton, 59	2010	Deputy Dean for Faculty, University of Chicago Booth School of Business; Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since July 2000.	11	None.
Charles R. Phillips, 62	2015	Retired. Formerly, Vice Chairman, J.P. Morgan Private Bank, 2011-2014; Managing Director, J.P. Morgan Private Bank, 2001-2011.	11	None.
Columbia Acorn Family of Funds | Annual Report 2018	153

Board of Trustees and Management of the Columbia Acorn Family of Funds  (continued)
Independent trustees  (continued)
Name and age at December 31, 2018	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
David J. Rudis, 65, Vice Chair	2010	Consultant, Finger Rock, LLC (strategic consulting business). Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	11	None.
Trustee Emeritus
Name and age at December 31, 2018	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Ralph Wanger, 84 (2)	1970 (3)	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant to CWAM or its predecessors, September 2003-September 2005.	11	None.
(1)	The Trustees oversee the series of Wanger Advisors Trust and Columbia Acorn Trust.
(2)	As permitted under the Trust’s Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of Columbia Acorn Trust and Wanger Advisors Trust.
(3)	Dates prior to 1992 relate to the Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.
Fund officers
Name and age at December 31, 2018	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Alan G. Berkshire, 58	President	2015	Global Chief Operating Officer - Investments, Columbia Threadneedle Inc. since 2017 and Chief Operating Officer, CWAM since April 2015. Formerly, Independent Director, ValueQuest India Moat Fund Limited (Mauritius), April 2014-March 2015; President – North America, Religare Global Asset Management, Inc., June 2011-November 2013.
Michael G. Clarke, 49	Assistant Treasurer	2004	Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
David L. Frank, 55	Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2002; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2014.
154	Columbia Acorn Family of Funds | Annual Report 2018

Board of Trustees and Management of the Columbia Acorn Family of Funds  (continued)
Fund officers  (continued)
Name and age at December 31, 2018	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Paul B. Goucher, 50	Assistant Secretary	2015	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Counsel and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Tae Han (Simon) Kim, 38	Vice President	2018	Portfolio manager and/or analyst, CWAM since 2011.
John Kunka, 48	Treasurer	2006	Vice President, Treasurer and Principal Accounting and Financial Officer, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Treasurer and Chief Financial Officer, CWAM since 2014; Vice President of Accounting and Operations, CWAM since May 2006; formerly, Assistant Treasurer, Columbia Acorn Trust and Wanger Advisors Trust 2006-2014.
Stephen Kusmierczak, 51	Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001.
Joseph C. LaPalm, 49	Vice President	2006	Chief Compliance Officer, CWAM since 2005.
Ryan C. Larrenaga, 48	Assistant Secretary	2015	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel, May 2010-August 2011); officer of Columbia Funds and affiliated funds since 2005.
Matthew A. Litfin, 47	Vice President	2016	Director of Research (U.S.) and portfolio manager, CWAM since December 2015; formerly, portfolio manager, William Blair & Company 1997-2015.
Satoshi Matsunaga, 47	Vice President	2015	Portfolio manager and/or analyst, CWAM or its predecessors since 2005.
Thomas P. McGuire, 46	Chief Compliance Officer	2015	Senior Vice President and Chief Compliance Officer of the Columbia Funds since 2012; Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Louis J. Mendes III, 54	Vice President	2005	Director of International Research, CWAM, since 2015; portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.
Julian Quero, 51	Assistant Treasurer	2015	Vice President – Tax, Columbia Management Investment Advisers, LLC since 2009.
Martha A. Skinner, 44	Assistant Treasurer	2016	Vice President of Financial Reporting and Administration, Columbia Management since November 2015; Director of Financial Reporting, Columbia Management, April 2013-November 2015; Manager of Financial Reporting, Columbia Management, August 2010-April 2013.
Richard Watson, 49	Vice President	2018	Portfolio manager and/or analyst, CWAM or its predecessors since 2006.
Linda Roth-Wiszowaty, 49	Secretary	2006	Business support analyst, CWAM since April 2007; Secretary, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Assistant Secretary, Columbia Acorn Trust and Wanger Advisors Trust, 2006-2014.
Charles C. Young, 50	Vice President	2018	Portfolio manager and/or analyst, CWAM since 2011.
Columbia Acorn Family of Funds | Annual Report 2018	155

Expense Information
as of December 31, 2018
Columbia Acorn® Fund								Class A	Class AD	Class C	Class I1	Class I2	Class I3	Class R
Investment advisory fee	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%
Distribution and/or service fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%
Other expenses(a)	0.16%	0.16%	0.15%	0.16%	0.13%	0.09%
Net expense ratio	1.08%	0.83%	1.82%	0.83%	0.80%	0.76%
Columbia Acorn International®
Investment advisory fee	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%
Distribution and/or service fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%	0.50%
Other expenses(a)	0.22%	0.22%	0.22%	0.22%	0.16%	0.11%	0.22%
Net expense ratio	1.24%	0.99%	1.99%	0.99%	0.93%	0.88%	1.49%
Columbia Acorn USA®
Investment advisory fee	0.92%	0.92%	0.92%	0.92%	0.92%	0.92%
Distribution and/or service fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%
Other expenses(a)	0.25%	0.25%	0.25%	0.25%	0.17%	0.12%
Net expense ratio	1.42%	1.17%	2.17%	1.17%	1.09%	1.04%
Columbia Acorn International SelectSM
Investment advisory fee	0.89%	0.89%	0.89%	0.89%	0.89%	0.89%
Distribution and/or service fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%
Other expenses(a)	0.26%	0.26%	0.26%	0.26%	0.17%	0.13%
Net expense ratio	1.40%	1.15%	2.15%	1.15%	1.06%	1.02%
Columbia Acorn SelectSM
Investment advisory fee	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or service fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%
Other expenses(a)	0.25%	0.25%	0.25%	0.25%	0.19%	0.14%
Net expense ratio	1.15%	0.90%	1.90%	0.90%	0.84%	0.79%
Columbia Thermostat FundSM
Investment advisory fee	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or service fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%
Other expenses(a)	0.15%	0.15%	0.15%	0.15%	0.11%	0.06%
Net expense ratio(b)	0.50%	0.25%	1.25%	0.25%	0.21%	0.16%
Columbia Acorn Emerging Markets FundSM
Investment advisory fee	1.24%	1.24%	1.24%	1.24%	1.24%	1.24%
Distribution and/or service fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%
Other expenses(a)	0.03%	0.03%	0.02%	0.02%	-0.05%	-0.10%
Net expense ratio	1.52%	1.27%	2.26%	1.26%	1.19%	1.14%
Columbia Acorn European FundSM
Investment advisory fee	1.16%	1.16%	1.16%	1.16%	1.16%	1.16%
Distribution and/or service fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%
Other expenses(a)	0.04%	0.03%	0.04%	0.04%	-0.03%	-0.08%
Net expense ratio	1.45%	1.19%	2.20%	1.20%	1.13%	1.08%
See the Funds’ prospectuses for information on minimum initial investment amounts and other details of buying, selling and exchanging shares of the Funds.
Fees and expenses are for the year ended December 31, 2018. Please see Note 3, “Fees and Other Transactions With Affiliates” in the Notes to Financial Statements of this report for information on fee waivers and/or expense reimbursements in place for the Funds.
(a)	Other expenses include certain fee waivers and/or reimbursements, if applicable, which can potentially exceed other expenses charged.
(b)	Does not include estimated fees and expenses of 0.40% incurred by the Fund from the underlying portfolio funds in which it invests.
156	Columbia Acorn Family of Funds | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Wanger Asset Management, LLC
227 West Monroe, Suite 3000
Chicago, IL 60606
888.4.WANGER
(888.492.6437)
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Acorn Family of Funds | Annual Report 2018	157

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Columbia Acorn Family of Funds
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Funds, go to columbiathreadneedleus.com/investor/. The Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN110_12_J01_(02/19)

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Eric Feldstein, a member of the registrant’s Board of Trustees and Audit Committee, qualifies as an audit committee financial expert. Mr. Feldstein is an independent trustee, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the eight series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2018 and December 31, 2017 are approximately as follows:

2018	2017
$272,000	$304,700

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2018 and December 31, 2017 are approximately as follows:

2018	2017
$26,500	$25,700

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In fiscal years 2018 and 2017, Audit-Related Fees consist of agreed-upon procedures performed for other audit-related additional testing.

During the fiscal years ended December 31, 2018 and December 31, 2017, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2018 and December 31, 2017 are approximately as follows:

2018	2017
$75,400	$72,900

Tax Fees incurred in both fiscal years 2018 and 2017 relate to the review of annual tax returns, the review of required shareholder distribution calculations and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2018 and December 31, 2017, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2018 and December 31, 2017 are as follows:

2018	2017
$0	$0
All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above. Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2018 and December 31, 2018 are approximately as follows:

2018	2017
$225,000	$225,000

In both fiscal years 2018 and 2017, All Other Fees primarily consist of professional services rendered for internal control reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The policy of the registrant’s Audit Committee is to specifically pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant’s independent auditor to the registrant and individual funds (collectively “Fund Services”) and (ii) all non-audit services provided by the registrant’s independent auditor to the funds’ adviser or a control affiliate of the adviser, that relate directly to the funds’ operations and financial reporting (collectively “Fund-related Adviser Services”). A “control affiliate” is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term “adviser” is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee’s regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2018 and December 31, 2018 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2018 and December 31, 2017 are approximately as follows:

2018	2017
$326,900	$323,700

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Acorn Trust

By (Signature and Title)	/s/ Alan Berkshire
Alan Berkshire, President and Principal Executive Officer

Date	February 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Alan Berkshire
Alan Berkshire, President and Principal Executive Officer

Date	February 21, 2019

By (Signature and Title)	/s/ John M. Kunka
John M. Kunka, Treasurer and Principal Accounting and Financial Officer

Date	February 21, 2019